KPMG

ALLIANZ LIFE VARIABLE ACCOUNT B

of

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements

December 31, 2011

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG

KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors of Allianz Life Insurance Company of North America and
Contract Owners of Allianz Life Variable Account B:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Allianz Life Variable Account B (the Variable Account) as of December 31, 2011, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Variable Account's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Investment securities held in custody for the benefit of the Variable Account were confirmed to us by the transfer agents of the underlying mutual funds.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the sub-accounts of Allianz Life Variable Account B as of December 31, 2011, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods stated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Minneapolis, Minnesota
March 23, 2012

KPMG LLP is a Delaware limited partnership,
 the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	AZL Allianz AGIC Opportunity Fund	AZL Balanced Index Strategy Fund

Assets:
Investments at Net Asset Value	$ 1,795	$ 2,925	$ 2,764	$ 359	$ 96,564	$ 274,789
Total Assets	1,795	2,925	2,764	359	96,564	274,789

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	1,795	2,925	2,764	359	96,564	274,789

Contract Owners' Equity:
Contracts in Accumulation Period	1,756	2,915	2,764	359	96,559	274,789
Contracts in Annuity Payment Period	39	10	-	-	5	-
Total Contract Owners' Equity	$ 1,795	$ 2,925	$ 2,764	$ 359	$ 96,564	$ 274,789

Investment Shares	35	68	237	12	8,339	21,401
Investments at Cost	$ 1,799	$ 3,653	$ 4,249	$ 283	$ 100,088	$ 257,844

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	AZL BlackRock Capital Appreciation Fund	AZL Columbia Mid Cap Value Fund	AZL Columbia Small Cap Value Fund	AZL Davis NY Venture Fund	AZL Dreyfus Equity Growth Fund	AZL Eaton Vance Large Cap Value Fund

Assets:
Investments at Net Asset Value	$ 328,076	$ 77,581	$ 58,648	$ 348,143	$ 158,438	$ 217,364
Total Assets	328,076	77,581	58,648	348,143	158,438	217,364

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	328,076	77,581	58,648	348,143	158,438	217,364

Contract Owners' Equity:
Contracts in Accumulation Period	328,075	77,581	58,637	348,064	158,424	217,343
Contracts in Annuity Payment Period	1	-	11	79	14	21
Total Contract Owners' Equity	$ 328,076	$ 77,581	$ 58,648	$ 348,143	$ 158,438	$ 217,364

Investment Shares	26,100	10,128	5,795	31,707	17,073	27,903
Investments at Cost	$ 305,799	$ 74,204	$ 55,973	$ 306,898	$ 159,012	$ 262,878

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	AZL Franklin Small Cap Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Fusion Balanced Fund	AZL Fusion Conservative Fund	AZL Fusion Growth Fund	AZL Fusion Moderate Fund

Assets:
Investments at Net Asset Value	$ 190,356	$ 277,743	$ 853,935	$ 177,285	$ 699,725	$ 1,680,438
Total Assets	190,356	277,743	853,935	177,285	699,725	1,680,438

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	190,356	277,743	853,935	177,285	699,725	1,680,438

Contract Owners' Equity:
Contracts in Accumulation Period	190,329	277,743	853,869	177,285	699,720	1,680,438
Contracts in Annuity Payment Period	27	-	66	-	5	-
Total Contract Owners' Equity	$ 190,356	$ 277,743	$ 853,935	$ 177,285	$ 699,725	$ 1,680,438

Investment Shares	11,927	25,837	80,942	16,044	73,578	166,545
Investments at Cost	$ 175,477	$ 280,473	$ 825,962	$ 176,393	$ 748,420	$ 1,647,836

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	AZL Gateway Fund	AZL Growth Index Strategy Fund	AZL International Index Fund	AZL Invesco Equity and Income Fund	AZL Invesco Growth and Income Fund	AZL Invesco International Equity Fund

Assets:
Investments at Net Asset Value	$ 45,144	$ 690,163	$ 44,076	$ 416,347	$ 168,140	$ 247,210
Total Assets	45,144	690,163	44,076	416,347	168,140	247,210

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	45,144	690,163	44,076	416,347	168,140	247,210

Contract Owners' Equity:
Contracts in Accumulation Period	45,144	690,163	44,076	416,347	168,112	247,199
Contracts in Annuity Payment Period	-	-	-	-	28	11
Total Contract Owners' Equity	$ 45,144	$ 690,163	$ 44,076	$ 416,347	$ 168,140	$ 247,210

Investment Shares	4,324	51,620	3,664	36,079	16,183	17,696
Investments at Cost	$ 43,948	$ 669,956	$ 48,719	$ 399,128	$ 168,347	$ 249,540

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	AZL J.P.Morgan International Opportunities Fund	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL Mid Cap Index Fund	AZL Money Market Fund	AZL Morgan Stanley Global Real Estate Fund

Assets:
Investments at Net Asset Value	$ 242,631	$ 130,690	$ 186,853	$ 67,251	$ 811,974	$ 70,490
Total Assets	242,631	130,690	186,853	67,251	811,974	70,490

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	242,631	130,690	186,853	67,251	811,974	70,490

Contract Owners' Equity:
Contracts in Accumulation Period	242,620	130,671	186,839	67,251	811,454	70,490
Contracts in Annuity Payment Period	11	19	14	-	520	-
Total Contract Owners' Equity	$ 242,631	$ 130,690	$ 186,853	$ 67,251	$ 811,974	$ 70,490

Investment Shares	18,080	14,175	13,550	4,454	811,974	9,014
Investments at Cost	$ 271,158	$ 126,468	$ 165,008	$ 67,987	$ 811,975	$ 72,747

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	AZL Morgan Stanley Mid Cap Growth fund	AZL Russell 1000 Growth Index Fund	AZL Russell 1000 Value Index Fund	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2

Assets:
Investments at Net Asset Value	$ 312,295	$ 203	$ 257	$ 347,361	$ 31,777	$ 212,566
Total Assets	312,295	203	257	347,361	31,777	212,566

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	312,295	203	257	347,361	31,777	212,566

Contract Owners' Equity:
Contracts in Accumulation Period	312,289	203	257	347,287	31,709	212,566
Contracts in Annuity Payment Period	6	-	-	74	68	-
Total Contract Owners' Equity	$ 312,295	$ 203	$ 257	$ 347,361	$ 31,777	$ 212,566

Investment Shares	23,446	18	25	40,058	4,488	30,066
Investments at Cost	$ 286,425	$ 209	$ 261	$ 310,855	$ 19,083	$ 207,830

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	AZL Small Cap Stock Index Fund	AZL Turner Quantitative Small Cap Growth Fund	BlackRock Global Allocations V.I. Fund	Columbia Variable Portfolio – Select Smaller-Cap Value Fund	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio

Assets:
Investments at Net Asset Value	$ 143,752	$ 42,808	$ 1,694,578	$ 48,707	$ 890	$ 51,082
Total Assets	143,752	42,808	1,694,578	48,707	890	51,082

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	143,752	42,808	1,694,578	48,707	890	51,082

Contract Owners' Equity:
Contracts in Accumulation Period	143,752	42,807	1,694,578	48,664	878	51,078
Contracts in Annuity Payment Period	-	1	-	43	12	4
Total Contract Owners' Equity	$ 143,752	$ 42,808	$ 1,694,578	$ 48,707	$ 890	$ 51,082

Investment Shares	14,565	4,564	127,604	4,617	46	5,118
Investments at Cost	$ 127,348	$ 40,625	$ 1,729,211	$ 55,334	$ 758	$ 51,741

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	Davis VA Real Estate Portfolio	Davis VA Value Portfolio	Fidelity VIP FundsManager 50% Portfolio	Fidelity VIP FundsManager 60% Portfolio	Franklin Global Real Estate Securities Fund	Franklin Growth and Income Securities Fund

Assets:
Investments at Net Asset Value	$ 698	$ 52,978	$ 14,484	$ 39,780	$ 97,726	$ 197,927
Total Assets	698	52,978	14,484	39,780	97,726	197,927

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	698	52,978	14,484	39,780	97,726	197,927

Contract Owners' Equity:
Contracts in Accumulation Period	698	52,962	14,484	39,780	97,583	197,267
Contracts in Annuity Payment Period	-	16	-	-	143	660
Total Contract Owners' Equity	$ 698	$ 52,978	$ 14,484	$ 39,780	$ 97,726	$ 197,927

Investment Shares	75	5,060	1,486	4,183	8,662	17,139
Investments at Cost	$ 904	$ 50,135	$ 14,928	$ 41,199	$ 163,621	$ 242,652

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	Franklin High Income Securities Fund	Franklin Income Securities Fund	Franklin Large Cap Growth Securities Fund	Franklin Rising Dividends Securities Fund	Franklin Small Cap Value Securities Fund	Franklin Small-Mid Cap Growth Securities Fund

Assets:
Investments at Net Asset Value	$ 259,296	$ 764,175	$ 113,265	$ 246,361	$ 57,602	$ 108,501
Total Assets	259,296	764,175	113,265	246,361	57,602	108,501

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	259,296	764,175	113,265	246,361	57,602	108,501

Contract Owners' Equity:
Contracts in Accumulation Period	259,155	763,265	113,122	245,642	57,478	108,337
Contracts in Annuity Payment Period	141	910	143	719	124	164
Total Contract Owners' Equity	$ 259,296	$ 764,175	$ 113,265	$ 246,361	$ 57,602	$ 108,501

Investment Shares	40,624	53,021	7,747	12,445	3,699	5,216
Investments at Cost	$ 253,879	$ 763,604	$ 113,516	$ 195,004	$ 51,039	$ 94,298

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	Franklin Templeton VIP Founding Funds Allocation Fund	Franklin U.S. Government Fund	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco Van Kampen LIT Capital Growth Portfolio

Assets:
Investments at Net Asset Value	$ 153,708	$ 475,595	$ 3,090	$ 2,133	$ 556	$ 1,493
Total Assets	153,708	475,595	3,090	2,133	556	1,493

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	153,708	475,595	3,090	2,133	556	1,493

Contract Owners' Equity:
Contracts in Accumulation Period	153,708	475,144	3,087	2,133	555	1,489
Contracts in Annuity Payment Period	-	451	3	-	1	4
Total Contract Owners' Equity	$ 153,708	$ 475,595	$ 3,090	$ 2,133	$ 556	$ 1,493

Investment Shares	20,251	35,291	144	80	21	48
Investments at Cost	$ 143,092	$ 460,057	$ 3,729	$ 1,997	$ 383	$ 1,315

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	Invesco Van Kampen LIT Growth & Income Portfolio	Jennison Portfolio	JPMIT International Equity Fund	JPMorgan Insurance Trust U.S. Equity Portfolio	Mutual Global Discovery Securities Fund	Mutual Shares Securities Fund

Assets:
Investments at Net Asset Value	$ 253	$ 9,509	$ 123	$ 207	$ -	$ 479,036
Total Assets	253	9,509	123	207	-	479,036

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	253	9,509	123	207	-	479,036

Contract Owners' Equity:
Contracts in Accumulation Period	231	9,509	123	207	-	478,779
Contracts in Annuity Payment Period	22	-	-	-	-	257
Total Contract Owners' Equity	$ 253	$ 9,509	$ 123	$ 207	$ -	$ 479,036

Investment Shares	14	415	14	14	-	31,080
Investments at Cost	$ 238	$ 8,878	$ 98	$ 143	$ -	$ 483,102

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	Oppenheimer Global Securities Fund/VA	Oppenheimer High Income Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO EqS Pathfinder Portfolio	PIMCO VIT All Asset Portfolio	PIMCO VIT Commodity RealReturn Strategy Portfolio

Assets:
Investments at Net Asset Value	$ 67,438	$ 5,627	$ 52,181	$ 429,270	$ 418,614	$ 164,329
Total Assets	67,438	5,627	52,181	429,270	418,614	164,329

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	67,438	5,627	52,181	429,270	418,614	164,329

Contract Owners' Equity:
Contracts in Accumulation Period	67,332	5,627	52,127	429,159	418,600	164,329
Contracts in Annuity Payment Period	106	-	54	111	14	-
Total Contract Owners' Equity	$ 67,438	$ 5,627	$ 52,181	$ 429,270	$ 418,614	$ 164,329

Investment Shares	2,456	2,962	2,520	43,696	40,136	22,824
Investments at Cost	$ 58,798	$ 9,342	$ 45,164	$ 428,427	$ 434,939	$ 205,197

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Advantage Strategy Bond Portfolio	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Multi-Asset Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Real Return Portfolio

Assets:
Investments at Net Asset Value	$ 195,769	$ 28,743	$ 144,226	$ 288,375	$ 356,740	$ 485,724
Total Assets	195,769	28,743	144,226	288,375	356,740	485,724

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	195,769	28,743	144,226	288,375	356,740	485,724

Contract Owners' Equity:
Contracts in Accumulation Period	195,769	28,743	144,224	288,375	356,712	485,646
Contracts in Annuity Payment Period	-	-	2	-	28	78
Total Contract Owners' Equity	$ 195,769	$ 28,743	$ 144,226	$ 288,375	$ 356,740	$ 485,724

Investment Shares	14,342	2,921	10,429	23,735	47,756	34,819
Investments at Cost	$ 191,334	$ 29,224	$ 140,971	$ 297,619	$ 356,167	$ 461,747

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	PIMCO VIT Total Return Portfolio	PIMCO VIT Unconstrained Bond Portfolio	Seligman Small-Cap Value Portfolio	SP International Growth Portfolio	Templeton Foreign Securities Fund

Assets:
Investments at Net Asset Value	$ 1,105,286	$ 37,631	$ -	$ 6,454	$ 161,623
Total Assets	1,105,286	37,631	-	6,454	161,623

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Total Liabilities	-	-	-	-	-
Net Assets:	1,105,286	37,631	-	6,454	161,623

Contract Owners' Equity:
Contracts in Accumulation Period	1,105,129	37,631	-	6,454	161,424
Contracts in Annuity Payment Period	157	-	-	-	199
Total Contract Owners' Equity	$ 1,105,286	$ 37,631	$ -	$ 6,454	$ 161,623

Investment Shares	100,298	3,836	-	1,501	12,733
Investments at Cost	$ 1,099,184	$ 37,854	$ -	$ 9,227	$ 179,841

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	Templeton Global Bond Securities Fund	Templeton Growth Securities Fund	Total All Funds

Assets:
Investments at Net Asset Value	$ 531,186	$ 315,498	$ 19,327,383
Total Assets	531,186	315,498	19,327,383

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-
Total Liabilities	-	-	-
Net Assets:	531,186	315,498	19,327,383

Contract Owners' Equity:
Contracts in Accumulation Period	531,059	315,104	19,321,266
Contracts in Annuity Payment Period	127	394	6,117
Total Contract Owners' Equity	$ 531,186	$ 315,498	$ 19,327,383

Investment Shares	29,222	31,077	2,453,091
Investments at Cost	$ 536,817	$ 365,911	$ 19,287,476

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	AZL Allianz AGIC Opportunity Fund	AZL Balanced Index Strategy Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 2	$ 32	$ 11	$ -	$ -	$ 1,783

Expenses:
Mortality and Expense Risk Charges	29	48	58	9	2,734	4,606
Investment Income (Loss), Net	(27)	(16)	(47)	(9)	(2,734)	(2,823)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	40	(113)	(314)	84	4,757	3,653
Realized Gains (Losses) on Investments, Net	40	(113)	(314)	84	4,757	3,653
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(38)	87	58	(90)	(18,681)	(423)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	2	(26)	(256)	(6)	(13,924)	3,230
Net Increase (Decrease) in Net Assets From Operations	$ (25)	$ (42)	$ (303)	$ (15)	$ (16,658)	$ 407

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	AZL BlackRock Capital Appreciation Fund	AZL Columbia Mid Cap Value Fund	AZL Columbia Small Cap Value Fund	AZL Davis NY Venture Fund	AZL Dreyfus Equity Growth Fund	AZL Eaton Vance Large Cap Value Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ 695	$ 473	$ 3,217	$ 558	$ 2,202

Expenses:
Mortality and Expense Risk Charges	7,716	1,666	1,386	8,006	3,773	5,031
Investment Income (Loss), Net	(7,716)	(971)	(913)	(4,789)	(3,215)	(2,829)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	12,409	3,070	3,034	11,739	3,630	(7,827)
Realized Gains (Losses) on Investments, Net	12,409	3,070	3,034	11,739	3,630	(7,827)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(47,024)	(7,033)	(7,478)	(31,435)	(10,253)	(5,027)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(34,615)	(3,963)	(4,444)	(19,696)	(6,623)	(12,854)
Net Increase (Decrease) in Net Assets From Operations	$ (42,331)	$ (4,934)	$ (5,357)	$ (24,485)	$ (9,838)	$ (15,683)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	AZL Franklin Small Cap Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Fusion Balanced Fund	AZL Fusion Conservative Fund	AZL Fusion Growth Fund	AZL Fusion Moderate Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 1,148	$ 489	$ 20,406	$ 2,306	$ 14,005	$ 29,227

Expenses:
Mortality and Expense Risk Charges	4,436	3,856	16,280	2,413	17,668	31,379
Investment Income (Loss), Net	(3,288)	(3,367)	4,126	(107)	(3,663)	(2,152)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	372	-	487	-	-
Realized Gains (Losses) on Sales of Investments, Net	6,479	(338)	10,451	1,279	(2,411)	11,454
Realized Gains (Losses) on Investments, Net	6,479	34	10,451	1,766	(2,411)	11,454
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(16,381)	(9,240)	(39,428)	(4,167)	(45,270)	(91,971)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(9,902)	(9,206)	(28,977)	(2,401)	(47,681)	(80,517)
Net Increase (Decrease) in Net Assets From Operations	$ (13,190)	$ (12,573)	$ (24,851)	$ (2,508)	$ (51,344)	$ (82,669)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	AZL Gateway Fund	AZL Growth Index Strategy Fund	AZL International Index Fund	AZL Invesco Equity and Income Fund	AZL Invesco Growth and Income Fund	AZL Invesco International Equity Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ 3,002	$ 590	$ 4,747	$ 1,545	$ 2,678

Expenses:
Mortality and Expense Risk Charges	500	9,895	973	7,805	3,762	6,150
Investment Income (Loss), Net	(500)	(6,893)	(383)	(3,058)	(2,217)	(3,472)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	54	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	97	4,766	(26)	6,990	1,396	4,327
Realized Gains (Losses) on Investments, Net	97	4,820	(26)	6,990	1,396	4,327
Net Change in Unrealized Appreciation
(Depreciation) on Investments	822	(14,022)	(6,980)	(22,327)	(6,965)	(26,962)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	919	(9,202)	(7,006)	(15,337)	(5,569)	(22,635)
Net Increase (Decrease) in Net Assets From Operations	$ 419	$ (16,095)	$ (7,389)	$ (18,395)	$ (7,786)	$ (26,107)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	AZL J.P.Morgan International Opportunities Fund	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL Mid Cap Index Fund	AZL Money Market Fund	AZL Morgan Stanley Global Real Estate Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 1,906	$ 978	$ 1,296	$ 262	$ -	$ 2,457

Expenses:
Mortality and Expense Risk Charges	6,392	3,093	4,521	1,405	15,724	1,726
Investment Income (Loss), Net	(4,486)	(2,115)	(3,225)	(1,143)	(15,724)	731
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	2,610	14	-
Realized Gains (Losses) on Sales of Investments, Net	(139)	1,755	7,978	1,321	-	1,767
Realized Gains (Losses) on Investments, Net	(139)	1,755	7,978	3,931	14	1,767
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(40,072)	(6,080)	(13,803)	(6,491)	-	(12,255)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(40,211)	(4,325)	(5,825)	(2,560)	14	(10,488)
Net Increase (Decrease) in Net Assets From Operations	$ (44,697)	$ (6,440)	$ (9,050)	$ (3,703)	$ (15,710)	$ (9,757)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	AZL Morgan Stanley Mid Cap Growth fund	AZL Russell 1000 Growth Index Fund	AZL Russell 1000 Value Index Fund	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2
		(A)	(A)
Investment Income:
Dividends Reinvested in Fund Shares	$ 1,311	$ 1	$ 2	$ 4,387	$ 377	$ 1,774

Expenses:
Mortality and Expense Risk Charges	8,123	-	-	7,696	558	5,614
Investment Income (Loss), Net	(6,812)	1	2	(3,309)	(181)	(3,840)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	488	3,180
Realized Gains (Losses) on Sales of Investments, Net	22,973	(7)	-	12,048	3,396	14,598
Realized Gains (Losses) on Investments, Net	22,973	(7)	-	12,048	3,884	17,778
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(45,148)	(6)	(4)	(10,830)	(11,135)	(65,999)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(22,175)	(13)	(4)	1,218	(7,251)	(48,221)
Net Increase (Decrease) in Net Assets From Operations	$ (28,987)	$ (12)	$ (2)	$ (2,091)	$ (7,432)	$ (52,061)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	AZL Small Cap Stock Index Fund	AZL Turner Quantitative Small Cap Growth Fund	BlackRock Global Allocations V.I. Fund	Columbia Variable Portfolio – Select Smaller-Cap Value Fund	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio
				(C)
Investment Income:
Dividends Reinvested in Fund Shares	$ 810	$ 22	$ 40,187	$ -	$ -	$ 732

Expenses:
Mortality and Expense Risk Charges	3,233	1,089	27,712	880	22	1,314
Investment Income (Loss), Net	(2,423)	(1,067)	12,475	(880)	(22)	(582)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	42,414	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	6,515	1,886	15,933	(597)	123	1,140
Realized Gains (Losses) on Investments, Net	6,515	1,886	58,347	(597)	123	1,140
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(7,087)	(5,296)	(164,326)	(6,627)	(189)	(6,613)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(572)	(3,410)	(105,979)	(7,224)	(66)	(5,473)
Net Increase (Decrease) in Net Assets From Operations	$ (2,995)	$ (4,477)	$ (93,504)	$ (8,104)	$ (88)	$ (6,055)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	Davis VA Real Estate Portfolio	Davis VA Value Portfolio	Fidelity VIP FundsManager 50% Portfolio	Fidelity VIP FundsManager 60% Portfolio	Franklin Global Real Estate Securities Fund	Franklin Growth and Income Securities Fund
			(A)	(A)
Investment Income:
Dividends Reinvested in Fund Shares	$ 9	$ 477	$ 247	$ 543	$ 8,640	$ 8,082

Expenses:
Mortality and Expense Risk Charges	12	1,167	95	266	2,141	3,448
Investment Income (Loss), Net	(3)	(690)	152	277	6,499	4,634
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	4,146	32	86	-	-
Realized Gains (Losses) on Sales of Investments, Net	(17)	2,238	(17)	(130)	(10,436)	(6,760)
Realized Gains (Losses) on Investments, Net	(17)	6,384	15	(44)	(10,436)	(6,760)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	67	(9,152)	(444)	(1,419)	(3,767)	3,972
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	50	(2,768)	(429)	(1,463)	(14,203)	(2,788)
Net Increase (Decrease) in Net Assets From Operations	$ 47	$ (3,458)	$ (277)	$ (1,186)	$ (7,704)	$ 1,846

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	Franklin High Income Securities Fund	Franklin Income Securities Fund	Franklin Large Cap Growth Securities Fund	Franklin Rising Dividends Securities Fund	Franklin Small Cap Value Securities Fund	Franklin Small-Mid Cap Growth Securities Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 17,464	$ 44,541	$ 940	$ 4,087	$ 465	$ -

Expenses:
Mortality and Expense Risk Charges	5,085	14,584	2,351	4,688	1,301	2,250
Investment Income (Loss), Net	12,379	29,957	(1,411)	(601)	(836)	(2,250)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	5,071	302	938	8,422	1,866	4,269
Realized Gains (Losses) on Investments, Net	5,071	302	938	8,422	1,866	4,269
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(11,508)	(26,947)	(3,481)	2,334	(4,840)	(9,719)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(6,437)	(26,645)	(2,543)	10,756	(2,974)	(5,450)
Net Increase (Decrease) in Net Assets From Operations	$ 5,942	$ 3,312	$ (3,954)	$ 10,155	$ (3,810)	$ (7,700)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	Franklin Templeton VIP Founding Funds Allocation Fund	Franklin U.S. Government Fund	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco Van Kampen LIT Capital Growth Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 26	$ 13,675	$ 5	$ 23	$ 19	$ -

Expenses:
Mortality and Expense Risk Charges	3,722	8,219	62	44	17	31
Investment Income (Loss), Net	(3,696)	5,456	(57)	(21)	2	(31)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	3,789	3,411	(169)	70	270	81
Realized Gains (Losses) on Investments, Net	3,789	3,411	(169)	70	270	81
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(6,175)	6,687	(107)	(75)	(300)	(183)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(2,386)	10,098	(276)	(5)	(30)	(102)
Net Increase (Decrease) in Net Assets From Operations	$ (6,082)	$ 15,554	$ (333)	$ (26)	$ (28)	$ (133)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	Invesco Van Kampen LIT Growth & Income Portfolio	Jennison Portfolio	JPMIT International Equity Fund	JPMorgan Insurance Trust U.S. Equity Portfolio	Mutual Global Discovery Securities Fund	Mutual Shares Securities Fund
					(E)
Investment Income:
Dividends Reinvested in Fund Shares	$ 3	$ -	$ 3	$ 3	$ 11,103	$ 11,964

Expenses:
Mortality and Expense Risk Charges	5	225	3	4	7,597	10,325
Investment Income (Loss), Net	(2)	(225)	-	(1)	3,506	1,639
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	10,186	-
Realized Gains (Losses) on Sales of Investments, Net	21	181	15	30	25,081	(690)
Realized Gains (Losses) on Investments, Net	21	181	15	30	35,267	(690)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(23)	(163)	(36)	(36)	(76,472)	(16,375)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(2)	18	(21)	(6)	(41,205)	(17,065)
Net Increase (Decrease) in Net Assets From Operations	$ (4)	$ (207)	$ (21)	$ (7)	$ (37,699)	$ (15,426)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	Oppenheimer Global Securities Fund/VA	Oppenheimer High Income Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO EqS Pathfinder Portfolio	PIMCO VIT All Asset Portfolio	PIMCO VIT Commodity RealReturn Strategy Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 1,077	$ 1,053	$ 505	$ 197	$ 28,265	$ 27,179

Expenses:
Mortality and Expense Risk Charges	1,626	171	1,135	2,585	7,473	4,038
Investment Income (Loss), Net	(549)	882	(630)	(2,388)	20,792	23,141
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	3,617	(2,245)	1,746	(681)	1,833	(5,206)
Realized Gains (Losses) on Investments, Net	3,617	(2,245)	1,746	(681)	1,833	(5,206)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(10,625)	1,348	(2,242)	733	(24,681)	(34,958)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(7,008)	(897)	(496)	52	(22,848)	(40,164)
Net Increase (Decrease) in Net Assets From Operations	$ (7,557)	$ (15)	$ (1,126)	$ (2,336)	$ (2,056)	$ (17,023)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Advantage Strategy Bond Portfolio	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Multi-Asset Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Real Return Portfolio
		(D)
Investment Income:
Dividends Reinvested in Fund Shares	$ 10,572	$ 104	$ 3,709	$ 4,552	$ 21,337	$ 8,235

Expenses:
Mortality and Expense Risk Charges	3,728	189	2,884	4,196	5,970	8,115
Investment Income (Loss), Net	6,844	(85)	825	356	15,367	120
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	3,279	2,498	-	14,149
Realized Gains (Losses) on Sales of Investments, Net	2,775	(153)	3,367	495	4,490	10,182
Realized Gains (Losses) on Investments, Net	2,775	(153)	6,646	2,993	4,490	24,331
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,274)	(481)	(13)	(16,129)	(16,036)	11,145
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1,501	(634)	6,633	(13,136)	(11,546)	35,476
Net Increase (Decrease) in Net Assets From Operations	$ 8,345	$ (719)	$ 7,458	$ (12,780)	$ 3,821	$ 35,596

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	PIMCO VIT Total Return Portfolio	PIMCO VIT Unconstrained Bond Portfolio	Seligman Small-Cap Value Portfolio	SP International Growth Portfolio	Templeton Foreign Securities Fund
		(D)	(B)
Investment Income:
Dividends Reinvested in Fund Shares	$ 27,107	$ 195	$ -	$ 35	$ 3,589

Expenses:
Mortality and Expense Risk Charges	20,156	216	254	168	3,268
Investment Income (Loss), Net	6,951	(21)	(254)	(133)	321
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	15,671	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	8,544	(44)	(5,241)	(346)	341
Realized Gains (Losses) on Investments, Net	24,215	(44)	(5,241)	(346)	341
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(15,374)	(223)	7,741	(910)	(23,324)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	8,841	(267)	2,500	(1,256)	(22,983)
Net Increase (Decrease) in Net Assets From Operations	$ 15,792	$ (288)	$ 2,246	$ (1,389)	$ (22,662)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	Templeton Global Bond Securities Fund	Templeton Growth Securities Fund	Total All Funds

Investment Income:
Dividends Reinvested in Fund Shares	$ 25,247	$ 5,095	$ 435,990

Expenses:
Mortality and Expense Risk Charges	8,656	6,887	378,638
Investment Income (Loss), Net	16,591	(1,792)	57,352
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	2,928	-	102,594
Realized Gains (Losses) on Sales of Investments, Net	6,383	(7,235)	229,774
Realized Gains (Losses) on Investments, Net	9,311	(7,235)	332,368
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(43,827)	(21,103)	(1,160,584)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(34,516)	(28,338)	(828,216)
Net Increase (Decrease) in Net Assets From Operations	$ (17,925)	$ (30,130)	$ (770,864)

(A) Period from January 21, 2011 (fund commencement) to December 31, 2011
(B) Period from January 1, 2011 through March 11, 2011 (fund termination)
(C) Period from March 11, 2011 (fund commencement) through December 31, 2011
(D) Period from May 2, 2011 (fund commencement) through December 31, 2011
(E) Period from January 1, 2011 through September 16, 2011 (fund termination)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (27)	$ (23)	$ (16)	$ (27)	$ (47)	$ (60)
Realized Gains (Losses) on Investments, Net	40	(43)	(113)	(225)	(314)	(351)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(38)	295	87	626	58	977
Net Increase (Decrease) in Net Assets
From Operations	(25)	229	(42)	374	(303)	566

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	(61)	(128)	(122)	(176)	(131)	(96)
Surrenders and Terminations	(199)	(244)	(396)	(371)	(556)	(372)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	(2)	(2)	(2)	(2)	(2)	(3)
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(262)	(374)	(520)	(549)	(689)	(471)
Increase (Decrease) in Net Assets	(287)	(145)	(562)	(175)	(992)	95
Net Assets at Beginning of Period	2,082	2,227	3,487	3,662	3,756	3,661
Net Assets at End of Period	$ 1,795	$ 2,082	$ 2,925	$ 3,487	$ 2,764	$ 3,756

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Alger American SmallCap Growth Portfolio		AZL Allianz AGIC Growth Fund		AZL Allianz AGIC Opportunity Fund
	2011	2010	2011	2010 (H)	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (9)	$ (11)	$ -	$ (44)	$ (2,734)	$ (2,805)
Realized Gains (Losses) on Investments, Net	84	7	-	97	4,757	1,131
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(90)	135	-	(127)	(18,681)	19,144
Net Increase (Decrease) in Net Assets
From Operations	(15)	131	-	(74)	(16,658)	17,470

Contract Transactions-All Products
Purchase Payments	-	-	-	786	2,824	3,773
Transfers Between Funds	(60)	-	-	(1,255)	(6,848)	(11,723)
Surrenders and Terminations	(247)	(59)	-	(2,860)	(10,537)	(9,270)
Rescissions	-	-	-	(4)	(18)	(133)
Bonus (Recapture)	-	-	-	10	19	32
Contract Maintenance Charge	-	-	-	-	(39)	(45)
Rider charge	-	-	-	(2)	(22)	(7)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(307)	(59)	-	(3,325)	(14,621)	(17,373)
Increase (Decrease) in Net Assets	(322)	72	-	(3,399)	(31,279)	97
Net Assets at Beginning of Period	681	609	-	3,399	127,843	127,746
Net Assets at End of Period	$ 359	$ 681	$ -	$ -	$ 96,564	$ 127,843

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	AZL Allianz Global Investors Select Fund		AZL Balanced Index Strategy Fund		AZL BlackRock Capital Appreciation Fund
	2011	2010 (H)	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ 55	$ (2,823)	$ (3,356)	$ (7,716)	$ (6,883)
Realized Gains (Losses) on Investments, Net	-	700	3,653	897	12,409	10,331
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	(4)	(423)	15,550	(47,024)	48,065
Net Increase (Decrease) in Net Assets
From Operations	-	751	407	13,091	(42,331)	51,513

Contract Transactions-All Products
Purchase Payments	-	8,534	68,500	46,036	31,021	25,795
Transfers Between Funds	-	(11,765)	10,130	20,665	(13,701)	(801)
Surrenders and Terminations	-	(109)	(7,208)	(4,881)	(27,333)	(21,353)
Rescissions	-	(259)	(603)	(652)	(528)	(398)
Bonus (Recapture)	-	73	418	384	139	193
Contract Maintenance Charge	-	-	(56)	(42)	(104)	(107)
Rider charge	-	(55)	(978)	(242)	(285)	(71)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(3,581)	70,203	61,268	(10,791)	3,258
Increase (Decrease) in Net Assets	-	(2,830)	70,610	74,359	(53,122)	54,771
Net Assets at Beginning of Period	-	2,830	204,179	129,820	381,198	326,427
Net Assets at End of Period	$ -	$ -	$ 274,789	$ 204,179	$ 328,076	$ 381,198

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	AZL Columbia Mid Cap Value Fund		AZL Columbia Small Cap Value Fund		AZL Davis NY Venture Fund
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (971)	$ (945)	$ (913)	$ (1,040)	$ (4,789)	$ 1,043
Realized Gains (Losses) on Investments, Net	3,070	(201)	3,034	2	11,739	8,691
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(7,033)	11,704	(7,478)	12,607	(31,435)	25,787
Net Increase (Decrease) in Net Assets
From Operations	(4,934)	10,558	(5,357)	11,569	(24,485)	35,521

Contract Transactions-All Products
Purchase Payments	13,020	7,561	7,630	4,497	15,429	17,764
Transfers Between Funds	(3,261)	5,682	(10,277)	10,387	(15,425)	(18,019)
Surrenders and Terminations	(5,473)	(3,124)	(4,724)	(3,020)	(34,476)	(28,858)
Rescissions	(104)	(202)	(91)	(111)	(282)	(530)
Bonus (Recapture)	62	57	21	29	47	124
Contract Maintenance Charge	(18)	(15)	(18)	(23)	(135)	(164)
Rider charge	(102)	(20)	(54)	(11)	(163)	(50)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	4,124	9,939	(7,513)	11,748	(35,005)	(29,733)
Increase (Decrease) in Net Assets	(810)	20,497	(12,870)	23,317	(59,490)	5,788
Net Assets at Beginning of Period	78,391	57,894	71,518	48,201	407,633	401,845
Net Assets at End of Period	$ 77,581	$ 78,391	$ 58,648	$ 71,518	$ 348,143	$ 407,633

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	AZL Dreyfus Equity Growth Fund		AZL Eaton Vance Large Cap Value Fund		AZL Franklin Small Cap Value Fund
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (3,215)	$ (2,639)	$ (2,829)	$ (2,610)	$ (3,288)	$ (2,662)
Realized Gains (Losses) on Investments, Net	3,630	(5,175)	(7,827)	(12,186)	6,479	(69)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(10,253)	37,241	(5,027)	32,418	(16,381)	44,181
Net Increase (Decrease) in Net Assets
From Operations	(9,838)	29,427	(15,683)	17,622	(13,190)	41,450

Contract Transactions-All Products
Purchase Payments	7,656	4,985	7,869	6,788	9,417	9,993
Transfers Between Funds	(8,868)	14,511	(10,758)	(11,474)	(14,920)	6,265
Surrenders and Terminations	(18,138)	(11,633)	(23,391)	(19,107)	(15,685)	(12,748)
Rescissions	(280)	(136)	(485)	(151)	(151)	(310)
Bonus (Recapture)	54	37	56	88	50	111
Contract Maintenance Charge	(54)	(58)	(89)	(107)	(62)	(68)
Rider charge	(52)	(8)	(60)	(14)	(77)	(20)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(19,682)	7,698	(26,858)	(23,977)	(21,428)	3,223
Increase (Decrease) in Net Assets	(29,520)	37,125	(42,541)	(6,355)	(34,618)	44,673
Net Assets at Beginning of Period	187,958	150,833	259,905	266,260	224,974	180,301
Net Assets at End of Period	$ 158,438	$ 187,958	$ 217,364	$ 259,905	$ 190,356	$ 224,974
See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	AZL Franklin Templeton Founding Strategy Plus Fund		AZL Fusion Balanced Fund		AZL Fusion Conservative Fund
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (3,367)	$ 1,007	$ 4,126	$ 4,661	$ (107)	$ (900)
Realized Gains (Losses) on Investments, Net	34	2,288	10,451	5,773	1,766	766
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(9,240)	5,568	(39,428)	46,146	(4,167)	5,072
Net Increase (Decrease) in Net Assets
From Operations	(12,573)	8,863	(24,851)	56,580	(2,508)	4,938

Contract Transactions-All Products
Purchase Payments	115,794	99,672	151,848	161,894	58,302	41,847
Transfers Between Funds	39,269	29,508	640	28,614	45,520	34,201
Surrenders and Terminations	(6,436)	(45,976)	(39,816)	(32,503)	(7,070)	(1,421)
Rescissions	(2,135)	(1,450)	(2,487)	(3,197)	(1,183)	(996)
Bonus (Recapture)	700	787	1,292	1,902	581	346
Contract Maintenance Charge	(48)	(4)	(199)	(164)	(23)	(5)
Rider charge	(1,963)	(499)	(2,791)	(890)	(879)	(209)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	145,181	82,038	108,487	155,656	95,248	73,763
Increase (Decrease) in Net Assets	132,608	90,901	83,636	212,236	92,740	78,701
Net Assets at Beginning of Period	145,135	54,234	770,299	558,063	84,545	5,844
Net Assets at End of Period	$ 277,743	$ 145,135	$ 853,935	$ 770,299	$ 177,285	$ 84,545

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	AZL Fusion Growth Fund		AZL Fusion Moderate Fund		AZL Gateway Fund
	2011	2010	2011	2010	2011	2010 (F)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (3,663)	$ (4,105)	$ (2,152)	$ (3,118)	$ (500)	$ 16
Realized Gains (Losses) on Investments, Net	(2,411)	(16,020)	11,454	1,526	97	(218)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(45,270)	97,757	(91,971)	114,599	822	374
Net Increase (Decrease) in Net Assets
From Operations	(51,344)	77,632	(82,669)	113,007	419	172

Contract Transactions-All Products
Purchase Payments	11,571	22,331	383,503	440,426	18,909	18,854
Transfers Between Funds	(54,463)	(22,928)	7,253	46,166	11,641	6,200
Surrenders and Terminations	(41,202)	(37,332)	(59,413)	(42,119)	(792)	(9,822)
Rescissions	(548)	(696)	(6,518)	(7,652)	(293)	(53)
Bonus (Recapture)	98	226	2,154	3,203	119	74
Contract Maintenance Charge	(264)	(296)	(424)	(315)	(5)	-
Rider charge	(64)	(22)	(8,185)	(2,968)	(247)	(32)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(84,872)	(38,717)	318,370	436,741	29,332	15,221
Increase (Decrease) in Net Assets	(136,216)	38,915	235,701	549,748	29,751	15,393
Net Assets at Beginning of Period	835,941	797,026	1,444,737	894,989	15,393	-
Net Assets at End of Period	$ 699,725	$ 835,941	$ 1,680,438	$ 1,444,737	$ 45,144	$ 15,393

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	AZL Growth Index Strategy Fund		AZL International Index Fund		AZL Invesco Equity and Income Fund
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (6,893)	$ (4,635)	$ (383)	$ (598)	$ (3,058)	$ (2,286)
Realized Gains (Losses) on Investments, Net	4,820	1,649	(26)	(70)	6,990	4,010
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(14,022)	31,210	(6,980)	2,468	(22,327)	24,997
Net Increase (Decrease) in Net Assets
From Operations	(16,095)	28,224	(7,389)	1,800	(18,395)	26,721

Contract Transactions-All Products
Purchase Payments	292,207	141,766	8,831	4,131	79,399	77,152
Transfers Between Funds	88,739	23,024	1,431	5,281	42,983	9,205
Surrenders and Terminations	(17,012)	(7,210)	(2,583)	(2,285)	(20,374)	(11,219)
Rescissions	(3,847)	(2,101)	(81)	(43)	(993)	(977)
Bonus (Recapture)	1,600	989	35	24	475	540
Contract Maintenance Charge	(102)	(52)	(11)	(10)	(96)	(73)
Rider charge	(3,393)	(491)	(58)	(12)	(1,571)	(516)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	358,192	155,925	7,564	7,086	99,823	74,112
Increase (Decrease) in Net Assets	342,097	184,149	175	8,886	81,428	100,833
Net Assets at Beginning of Period	348,066	163,917	43,901	35,015	334,919	234,086
Net Assets at End of Period	$ 690,163	$ 348,066	$ 44,076	$ 43,901	$ 416,347	$ 334,919

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	AZL Invesco Growth and Income Fund		AZL Invesco International Equity Fund		AZL J.P.Morgan International Opportunities Fund
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (2,217)	$ (2,165)	$ (3,472)	$ (5,096)	$ (4,486)	$ (5,535)
Realized Gains (Losses) on Investments, Net	1,396	(2,350)	4,327	(3,757)	(139)	(2,055)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(6,965)	20,670	(26,962)	34,341	(40,072)	16,584
Net Increase (Decrease) in Net Assets
From Operations	(7,786)	16,155	(26,107)	25,488	(44,697)	8,994

Contract Transactions-All Products
Purchase Payments	7,829	7,985	12,763	11,445	8,716	9,950
Transfers Between Funds	(815)	(4,676)	(21,271)	(31,375)	(18,646)	(31,345)
Surrenders and Terminations	(15,681)	(13,454)	(20,600)	(18,639)	(21,005)	(18,199)
Rescissions	(108)	(318)	(215)	(470)	(142)	(401)
Bonus (Recapture)	48	48	88	92	76	112
Contract Maintenance Charge	(59)	(65)	(82)	(98)	(96)	(118)
Rider charge	(72)	(17)	(101)	(32)	(64)	(20)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(8,858)	(10,497)	(29,418)	(39,077)	(31,161)	(40,021)
Increase (Decrease) in Net Assets	(16,644)	5,658	(55,525)	(13,589)	(75,858)	(31,027)
Net Assets at Beginning of Period	184,784	179,126	302,735	316,324	318,489	349,516
Net Assets at End of Period	$ 168,140	$ 184,784	$ 247,210	$ 302,735	$ 242,631	$ 318,489

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	AZL JPMorgan U.S. Equity Fund		AZL MFS Investors Trust Fund		AZL Mid Cap Index Fund
	2011	2010	2011	2010	2011	2010 (F)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (2,115)	$ (2,239)	$ (3,225)	$ (4,681)	$ (1,143)	$ (616)
Realized Gains (Losses) on Investments, Net	1,755	(928)	7,978	7,580	3,931	(1,160)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(6,080)	16,744	(13,803)	14,969	(6,491)	5,755
Net Increase (Decrease) in Net Assets
From Operations	(6,440)	13,577	(9,050)	17,868	(3,703)	3,979

Contract Transactions-All Products
Purchase Payments	5,242	5,450	5,761	7,382	11,762	4,477
Transfers Between Funds	(5,664)	(4,742)	(23,317)	(44,898)	11	56,767
Surrenders and Terminations	(10,174)	(8,469)	(16,001)	(16,316)	(3,434)	(1,991)
Rescissions	(253)	(153)	(144)	(232)	(79)	(488)
Bonus (Recapture)	29	62	29	60	54	16
Contract Maintenance Charge	(50)	(57)	(64)	(79)	(16)	(9)
Rider charge	(46)	(11)	(48)	(16)	(79)	(16)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(10,916)	(7,920)	(33,784)	(54,099)	8,219	58,756
Increase (Decrease) in Net Assets	(17,356)	5,657	(42,834)	(36,231)	4,516	62,735
Net Assets at Beginning of Period	148,046	142,389	229,687	265,918	62,735	-
Net Assets at End of Period	$ 130,690	$ 148,046	$ 186,853	$ 229,687	$ 67,251	$ 62,735

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	AZL Money Market Fund		AZL Morgan Stanley Global Real Estate Fund		AZL Morgan Stanley Mid Cap Growth Fund
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (15,724)	$ (17,038)	$ 731	$ (278)	$ (6,812)	$ (7,052)
Realized Gains (Losses) on Investments, Net	14	(1)	1,767	79	22,973	4,926
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	(12,255)	12,203	(45,148)	87,564
Net Increase (Decrease) in Net Assets
From Operations	(15,710)	(17,039)	(9,757)	12,004	(28,987)	85,438

Contract Transactions-All Products
Purchase Payments	513,173	431,984	6,565	4,829	18,497	15,324
Transfers Between Funds	(334,593)	(335,328)	(5,334)	4,583	(32,570)	8,214
Surrenders and Terminations	(152,518)	(122,136)	(5,367)	(4,461)	(32,016)	(23,101)
Rescissions	(7,576)	(6,614)	(49)	(180)	(226)	(468)
Bonus (Recapture)	3,544	2,891	42	42	126	130
Contract Maintenance Charge	(250)	(274)	(21)	(23)	(106)	(111)
Rider charge	(1,500)	(786)	(45)	(9)	(141)	(38)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	20,280	(30,263)	(4,209)	4,781	(46,436)	(50)
Increase (Decrease) in Net Assets	4,570	(47,302)	(13,966)	16,785	(75,423)	85,388
Net Assets at Beginning of Period	807,404	854,706	84,456	67,671	387,718	302,330
Net Assets at End of Period	$ 811,974	$ 807,404	$ 70,490	$ 84,456	$ 312,295	$ 387,718

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	AZL Russell 1000 Growth Index Fund		AZL Russell 1000 Value Index Fund		AZL S&P 500 Index Fund
	2011 (A)	2010	2011 (A)	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 1	$ -	$ 2	$ -	$ (3,309)	$ (2,492)
Realized Gains (Losses) on Investments, Net	(7)	-	-	-	12,048	6,208
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(6)	-	(4)	-	(10,830)	38,205
Net Increase (Decrease) in Net Assets
From Operations	(12)	-	(2)	-	(2,091)	41,921

Contract Transactions-All Products
Purchase Payments	266	-	230	-	23,816	20,820
Transfers Between Funds	(50)	-	30	-	(34,680)	(37,197)
Surrenders and Terminations	-	-	-	-	(26,633)	(24,361)
Rescissions	-	-	-	-	(224)	(733)
Bonus (Recapture)	-	-	-	-	217	200
Contract Maintenance Charge	-	-	-	-	(120)	(137)
Rider charge	(1)	-	(1)	-	(174)	(49)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	215	-	259	-	(37,798)	(41,457)
Increase (Decrease) in Net Assets	203	-	257	-	(39,889)	464
Net Assets at Beginning of Period	-	-	-	-	387,250	386,786
Net Assets at End of Period	$ 203	$ -	$ 257	$ -	$ 347,361	$ 387,250

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2		AZL Small Cap Stock Index Fund
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (181)	$ (286)	$ (3,840)	$ (4,297)	$ (2,423)	$ (2,149)
Realized Gains (Losses) on Investments, Net	3,884	3,470	17,778	16,506	6,515	1,223
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(11,135)	1,280	(65,999)	10,989	(7,087)	30,090
Net Increase (Decrease) in Net Assets
From Operations	(7,432)	4,464	(52,061)	23,198	(2,995)	29,164

Contract Transactions-All Products
Purchase Payments	417	48	18,440	15,839	10,382	6,250
Transfers Between Funds	(1,171)	(1,732)	(36,149)	5,478	(15,278)	3,583
Surrenders and Terminations	(4,814)	(4,169)	(21,734)	(19,333)	(12,445)	(12,028)
Rescissions	(16)	-	(167)	(497)	(161)	(194)
Bonus (Recapture)	-	-	94	139	87	82
Contract Maintenance Charge	(20)	(23)	(74)	(88)	(49)	(53)
Rider charge	-	-	(143)	(38)	(59)	(12)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(5,604)	(5,876)	(39,733)	1,500	(17,523)	(2,372)
Increase (Decrease) in Net Assets	(13,036)	(1,412)	(91,794)	24,698	(20,518)	26,792
Net Assets at Beginning of Period	44,813	46,225	304,360	279,662	164,270	137,478
Net Assets at End of Period	$ 31,777	$ 44,813	$ 212,566	$ 304,360	$ 143,752	$ 164,270

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	AZL Turner Quantitative Small Cap Growth Fund		BlackRock Global Allocations V.I. Fund		Columbia Variable Portfolio – Select Smaller-Cap Value Fund
	2011	2010	2011	2010	2011 (B)	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (1,067)	$ (730)	$ 12,475	$ (5,040)	$ (880)	$ -
Realized Gains (Losses) on Investments, Net	1,886	(143)	58,347	17,698	(597)	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(5,296)	9,613	(164,326)	64,787	(6,627)	-
Net Increase (Decrease) in Net Assets
From Operations	(4,477)	8,740	(93,504)	77,445	(8,104)	-

Contract Transactions-All Products
Purchase Payments	3,440	2,938	560,370	446,595	34	-
Transfers Between Funds	(6,502)	16,985	96,884	93,292	62,180	-
Surrenders and Terminations	(3,830)	(1,497)	(38,429)	(23,756)	(5,383)	-
Rescissions	(19)	(88)	(8,621)	(5,787)	(1)	-
Bonus (Recapture)	25	12	2,979	3,018	-	-
Contract Maintenance Charge	(12)	(9)	(292)	(165)	(19)	-
Rider charge	(27)	(7)	(8,456)	(2,350)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(6,925)	18,334	604,435	510,847	56,811	-
Increase (Decrease) in Net Assets	(11,402)	27,074	510,931	588,292	48,707	-
Net Assets at Beginning of Period	54,210	27,136	1,183,647	595,355	-	-
Net Assets at End of Period	$ 42,808	$ 54,210	$ 1,694,578	$ 1,183,647	$ 48,707	$ -

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Columbia Variable Portfolio – Seligman Global Technology Fund		Davis VA Financial Portfolio		Davis VA Real Estate Portfolio
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (22)	$ (28)	$ (582)	$ (935)	$ (3)	$ 2
Realized Gains (Losses) on Investments, Net	123	19	1,140	92	(17)	(35)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(189)	210	(6,613)	6,242	67	141
Net Increase (Decrease) in Net Assets
From Operations	(88)	201	(6,055)	5,399	47	108

Contract Transactions-All Products
Purchase Payments	-	-	732	1,333	-	-
Transfers Between Funds	(155)	(38)	(8,209)	(7,999)	-	(9)
Surrenders and Terminations	(532)	(196)	(5,387)	(4,699)	(31)	(52)
Rescissions	-	-	(11)	(34)	-	-
Bonus (Recapture)	-	-	9	12	-	-
Contract Maintenance Charge	(1)	(1)	(20)	(25)	-	-
Rider charge	-	-	(1)	(1)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(688)	(235)	(12,887)	(11,413)	(31)	(61)
Increase (Decrease) in Net Assets	(776)	(34)	(18,942)	(6,014)	16	47
Net Assets at Beginning of Period	1,666	1,700	70,024	76,038	682	635
Net Assets at End of Period	$ 890	$ 1,666	$ 51,082	$ 70,024	$ 698	$ 682

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Davis VA Value Portfolio		Fidelity VIP FundsManager 50% Portfolio		Fidelity VIP FundsManager 60% Portfolio
	2011	2010	2011 (A)	2010	2011 (A)	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (690)	$ (465)	$ 152	$ -	$ 277	$ -
Realized Gains (Losses) on Investments, Net	6,384	1,433	15	-	(44)	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(9,152)	5,514	(444)	-	(1,419)	-
Net Increase (Decrease) in Net Assets
From Operations	(3,458)	6,482	(277)	-	(1,186)	-

Contract Transactions-All Products
Purchase Payments	42	346	10,805	-	30,436	-
Transfers Between Funds	(3,112)	(4,415)	4,210	-	11,195	-
Surrenders and Terminations	(7,882)	(8,293)	(217)	-	(343)	-
Rescissions	(1)	(1)	(87)	-	(413)	-
Bonus (Recapture)	-	6	89	-	209	-
Contract Maintenance Charge	(22)	(28)	-	-	(1)	-
Rider charge	-	-	(39)	-	(117)	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(10,975)	(12,385)	14,761	-	40,966	-
Increase (Decrease) in Net Assets	(14,433)	(5,903)	14,484	-	39,780	-
Net Assets at Beginning of Period	67,411	73,314	-	-	-	-
Net Assets at End of Period	$ 52,978	$ 67,411	$ 14,484	$ -	$ 39,780	$ -

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Franklin Global Real Estate Securities Fund		Franklin Growth and Income Securities Fund		Franklin High Income Securities Fund
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 6,499	$ 1,104	$ 4,634	$ 4,508	$ 12,379	$ 9,509
Realized Gains (Losses) on Investments, Net	(10,436)	(15,050)	(6,760)	(12,892)	5,071	5,224
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(3,767)	33,545	3,972	38,170	(11,508)	8,490
Net Increase (Decrease) in Net Assets
From Operations	(7,704)	19,599	1,846	29,786	5,942	23,223

Contract Transactions-All Products
Purchase Payments	169	621	788	532	30,174	39,454
Transfers Between Funds	(2,693)	(5,571)	(4,510)	(6,166)	(6,238)	483
Surrenders and Terminations	(11,650)	(11,408)	(24,273)	(24,391)	(25,251)	(17,616)
Rescissions	(3)	(52)	(2)	(15)	(661)	(1,096)
Bonus (Recapture)	(1)	11	(1)	4	215	297
Contract Maintenance Charge	(50)	(62)	(106)	(120)	(77)	(72)
Rider charge	-	-	-	-	(692)	(195)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(14,228)	(16,461)	(28,104)	(30,156)	(2,530)	21,255
Increase (Decrease) in Net Assets	(21,932)	3,138	(26,258)	(370)	3,412	44,478
Net Assets at Beginning of Period	119,658	116,520	224,185	224,555	255,884	211,406
Net Assets at End of Period	$ 97,726	$ 119,658	$ 197,927	$ 224,185	$ 259,296	$ 255,884

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Franklin Income Securities Fund		Franklin Large Cap Growth Securities Fund		Franklin Rising Dividends Securities Fund
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 29,957	$ 35,211	$ (1,411)	$ (1,301)	$ (601)	$ (411)
Realized Gains (Losses) on Investments, Net	302	(3,947)	938	(1,313)	8,422	3,987
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(26,947)	43,405	(3,481)	14,520	2,334	40,675
Net Increase (Decrease) in Net Assets
From Operations	3,312	74,669	(3,954)	11,906	10,155	44,251

Contract Transactions-All Products
Purchase Payments	61,898	18,753	154	859	340	1,081
Transfers Between Funds	(3,370)	(21,716)	(3,636)	(6,311)	(5,173)	(9,211)
Surrenders and Terminations	(64,729)	(65,054)	(14,725)	(12,559)	(28,791)	(28,331)
Rescissions	(1,166)	(1,171)	-	(10)	(32)	(38)
Bonus (Recapture)	517	167	(2)	25	(1)	5
Contract Maintenance Charge	(278)	(315)	(56)	(67)	(106)	(121)
Rider charge	(193)	(19)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(7,321)	(69,355)	(18,265)	(18,063)	(33,763)	(36,615)
Increase (Decrease) in Net Assets	(4,009)	5,314	(22,219)	(6,157)	(23,608)	7,636
Net Assets at Beginning of Period	768,184	762,870	135,484	141,641	269,969	262,333
Net Assets at End of Period	$ 764,175	$ 768,184	$ 113,265	$ 135,484	$ 246,361	$ 269,969

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Franklin Small Cap Value Securities Fund		Franklin Small-Mid Cap Growth Securities Fund		Franklin Templeton VIP Founding Funds Allocation Fund
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (836)	$ (854)	$ (2,250)	$ (2,217)	$ (3,696)	$ (121)
Realized Gains (Losses) on Investments, Net	1,866	320	4,269	691	3,789	1,098
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(4,840)	16,175	(9,719)	29,757	(6,175)	11,346
Net Increase (Decrease) in Net Assets
From Operations	(3,810)	15,641	(7,700)	28,231	(6,082)	12,323

Contract Transactions-All Products
Purchase Payments	65	259	161	569	7,141	8,326
Transfers Between Funds	(2,757)	(4,943)	(4,786)	(4,608)	(13,079)	(12,812)
Surrenders and Terminations	(8,169)	(7,463)	(13,374)	(13,596)	(8,592)	(6,870)
Rescissions	-	(19)	(1)	(11)	(45)	(148)
Bonus (Recapture)	(1)	3	-	14	49	75
Contract Maintenance Charge	(24)	(28)	(56)	(62)	(48)	(51)
Rider charge	-	-	-	-	(53)	(17)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(10,886)	(12,191)	(18,056)	(17,694)	(14,627)	(11,497)
Increase (Decrease) in Net Assets	(14,696)	3,450	(25,756)	10,537	(20,709)	826
Net Assets at Beginning of Period	72,298	68,848	134,257	123,720	174,417	173,591
Net Assets at End of Period	$ 57,602	$ 72,298	$ 108,501	$ 134,257	$ 153,708	$ 174,417

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Franklin U.S. Government Fund		Franklin Zero Coupon Fund 2010		Invesco V.I. Capital Appreciation Fund
	2011	2010	2011	2010 (I)	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 5,456	$ 6,796	$ -	$ 5,447	$ (57)	$ (39)
Realized Gains (Losses) on Investments, Net	3,411	3,974	-	(7,888)	(169)	(238)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	6,687	4,634	-	1,104	(107)	815
Net Increase (Decrease) in Net Assets
From Operations	15,554	15,404	-	(1,337)	(333)	538

Contract Transactions-All Products
Purchase Payments	32,344	41,836	-	1,656	-	-
Transfers Between Funds	28,981	(9,770)	-	(87,652)	(133)	(218)
Surrenders and Terminations	(49,542)	(48,226)	-	(7,620)	(884)	(515)
Rescissions	(626)	(606)	-	(86)	-	-
Bonus (Recapture)	158	433	-	20	-	-
Contract Maintenance Charge	(137)	(157)	-	(25)	(5)	(5)
Rider charge	(463)	(170)	-	(10)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	10,715	(16,660)	-	(93,717)	(1,022)	(738)
Increase (Decrease) in Net Assets	26,269	(1,256)	-	(95,054)	(1,355)	(200)
Net Assets at Beginning of Period	449,326	450,582	-	95,054	4,445	4,645
Net Assets at End of Period	$ 475,595	$ 449,326	$ -	$ -	$ 3,090	$ 4,445

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Invesco V.I. Core Equity Fund		Invesco V.I. International Growth Fund		Invesco Van Kampen LIT Capital Growth Portfolio
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (21)	$ (22)	$ 2	$ 7	$ (31)	$ (33)
Realized Gains (Losses) on Investments, Net	70	10	270	52	81	16
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(75)	222	(300)	73	(183)	323
Net Increase (Decrease) in Net Assets
From Operations	(26)	210	(28)	132	(133)	306

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	(53)	(119)	(119)	(31)	(92)	(39)
Surrenders and Terminations	(607)	(385)	(654)	(124)	(282)	(244)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	(2)	(2)	-	(1)	(1)	(1)
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(662)	(506)	(773)	(156)	(375)	(284)
Increase (Decrease) in Net Assets	(688)	(296)	(801)	(24)	(508)	22
Net Assets at Beginning of Period	2,821	3,117	1,357	1,381	2,001	1,979
Net Assets at End of Period	$ 2,133	$ 2,821	$ 556	$ 1,357	$ 1,493	$ 2,001

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Invesco Van Kampen LIT Growth & Income Portfolio		Jennison Portfolio		JPMIT International Equity Fund
	2011	2010	2011	2010 (F)	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (2)	$ (7)	$ (225)	$ (150)	$ -	$ (3)
Realized Gains (Losses) on Investments, Net	21	1	181	(162)	15	11
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(23)	49	(163)	794	(36)	1
Net Increase (Decrease) in Net Assets
From Operations	(4)	43	(207)	482	(21)	9

Contract Transactions-All Products
Purchase Payments	-	-	21	17	-	-
Transfers Between Funds	(2)	(5)	(147)	11,370	-	-
Surrenders and Terminations	(161)	(64)	(1,204)	(816)	(50)	(43)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	1	-	-
Contract Maintenance Charge	-	-	(5)	(3)	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(163)	(69)	(1,335)	10,569	(50)	(43)
Increase (Decrease) in Net Assets	(167)	(26)	(1,542)	11,051	(71)	(34)
Net Assets at Beginning of Period	420	446	11,051	-	194	228
Net Assets at End of Period	$ 253	$ 420	$ 9,509	$ 11,051	$ 123	$ 194

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	JPMorgan Insurance Trust U.S. Equity Portfolio		Mutual Global Discovery Securities Fund		Mutual Shares Securities Fund
	2011	2010	2011 (E)	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (1)	$ (2)	$ 3,506	$ (3,898)	$ 1,639	$ (2,150)
Realized Gains (Losses) on Investments, Net	30	25	35,267	7,808	(690)	(7,684)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(36)	10	(76,472)	43,720	(16,375)	55,440
Net Increase (Decrease) in Net Assets
From Operations	(7)	33	(37,699)	47,630	(15,426)	45,606

Contract Transactions-All Products
Purchase Payments	-	-	7,753	24,147	17,996	15,549
Transfers Between Funds	(10)	(16)	(481,409)	(12,956)	(24,466)	(19,273)
Surrenders and Terminations	(77)	(73)	(39,213)	(40,089)	(45,727)	(43,591)
Rescissions	-	-	(139)	(612)	(232)	(395)
Bonus (Recapture)	-	-	75	191	97	123
Contract Maintenance Charge	-	-	(120)	(191)	(195)	(226)
Rider charge	-	-	(116)	(51)	(138)	(30)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(87)	(89)	(513,169)	(29,561)	(52,665)	(47,843)
Increase (Decrease) in Net Assets	(94)	(56)	(550,868)	18,069	(68,091)	(2,237)
Net Assets at Beginning of Period	301	357	550,868	532,799	547,127	549,364
Net Assets at End of Period	$ 207	$ 301	$ -	$ 550,868	$ 479,036	$ 547,127

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	OpCap Mid Cap Portfolio		Oppenheimer Global Securities Fund/VA		Oppenheimer High Income Fund/VA
	2011	2010 (G)	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ 94	$ (549)	$ (466)	$ 882	$ 193
Realized Gains (Losses) on Investments, Net	-	8,397	3,617	2,019	(2,245)	(928)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	(2,896)	(10,625)	9,500	1,348	1,776
Net Increase (Decrease) in Net Assets
From Operations	-	5,595	(7,557)	11,053	(15)	1,041

Contract Transactions-All Products
Purchase Payments	-	2,206	28	438	29	47
Transfers Between Funds	-	(59,880)	(3,675)	(5,672)	(1,479)	(1,348)
Surrenders and Terminations	-	(1,117)	(11,320)	(9,233)	(4,267)	(764)
Rescissions	-	(7)	(2)	(24)	-	-
Bonus (Recapture)	-	32	(1)	2	-	1
Contract Maintenance Charge	-	(6)	(29)	(35)	(3)	(4)
Rider charge	-	(3)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(58,775)	(14,999)	(14,524)	(5,720)	(2,068)
Increase (Decrease) in Net Assets	-	(53,180)	(22,556)	(3,471)	(5,735)	(1,027)
Net Assets at Beginning of Period	-	53,180	89,994	93,465	11,362	12,389
Net Assets at End of Period	$ -	$ -	$ 67,438	$ 89,994	$ 5,627	$ 11,362

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Oppenheimer Main Street Fund/VA		PIMCO EqS Pathfinder Portfolio		PIMCO VIT All Asset Portfolio
	2011	2010	2011	2010 (F)	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (630)	$ (534)	$ (2,388)	$ (16)	$ 20,792	$ 14,331
Realized Gains (Losses) on Investments, Net	1,746	497	(681)	10	1,833	1,809
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2,242)	7,925	733	110	(24,681)	8,248
Net Increase (Decrease) in Net Assets
From Operations	(1,126)	7,888	(2,336)	104	(2,056)	24,388

Contract Transactions-All Products
Purchase Payments	88	406	6,066	520	84,747	72,245
Transfers Between Funds	(2,374)	(2,779)	432,935	1,958	34,510	53,795
Surrenders and Terminations	(8,113)	(7,097)	(9,728)	(63)	(19,420)	(14,773)
Rescissions	(2)	(9)	(79)	(10)	(1,430)	(1,015)
Bonus (Recapture)	-	2	16	2	595	613
Contract Maintenance Charge	(26)	(32)	(46)	-	(84)	(62)
Rider charge	-	-	(68)	(1)	(1,491)	(407)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(10,427)	(9,509)	429,096	2,406	97,427	110,396
Increase (Decrease) in Net Assets	(11,553)	(1,621)	426,760	2,510	95,371	134,784
Net Assets at Beginning of Period	63,734	65,355	2,510	-	323,243	188,459
Net Assets at End of Period	$ 52,181	$ 63,734	$ 429,270	$ 2,510	$ 418,614	$ 323,243

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	PIMCO VIT Commodity RealReturn Strategy Portfolio		PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Advantage Strategy Bond Portfolio
	2011	2010	2011	2010	2011 (C)	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 23,141	$ 19,964	$ 6,844	$ 3,376	$ (85)	$ -
Realized Gains (Losses) on Investments, Net	(5,206)	(8,544)	2,775	2,954	(153)	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(34,958)	19,753	(1,274)	2,736	(481)	-
Net Increase (Decrease) in Net Assets
From Operations	(17,023)	31,173	8,345	9,066	(719)	-

Contract Transactions-All Products
Purchase Payments	17,739	11,445	39,651	55,884	18,217	-
Transfers Between Funds	(16,132)	3,975	(12,396)	34,739	11,506	-
Surrenders and Terminations	(12,715)	(9,400)	(9,648)	(4,309)	(208)	-
Rescissions	(245)	(185)	(335)	(1,100)	(98)	-
Bonus (Recapture)	97	98	338	516	104	-
Contract Maintenance Charge	(47)	(46)	(45)	(24)	(1)	-
Rider charge	(125)	(28)	(975)	(273)	(58)	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(11,428)	5,859	16,590	85,433	29,462	-
Increase (Decrease) in Net Assets	(28,451)	37,032	24,935	94,499	28,743	-
Net Assets at Beginning of Period	192,780	155,748	170,834	76,335	-	-
Net Assets at End of Period	$ 164,329	$ 192,780	$ 195,769	$ 170,834	$ 28,743	$ -

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi-Asset Portfolio		PIMCO VIT High Yield Portfolio
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 825	$ 719	$ 356	$ 2,137	$ 15,367	$ 11,821
Realized Gains (Losses) on Investments, Net	6,646	4,046	2,993	528	4,490	8,947
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(13)	4,990	(16,129)	6,944	(16,036)	4,438
Net Increase (Decrease) in Net Assets
From Operations	7,458	9,755	(12,780)	9,609	3,821	25,206

Contract Transactions-All Products
Purchase Payments	16,022	23,379	116,061	83,078	84,818	46,426
Transfers Between Funds	3,602	2,433	42,361	51,001	13,330	32,158
Surrenders and Terminations	(9,709)	(5,762)	(7,171)	(1,391)	(23,623)	(16,083)
Rescissions	(250)	(472)	(1,680)	(587)	(916)	(1,296)
Bonus (Recapture)	91	221	657	560	498	426
Contract Maintenance Charge	(35)	(27)	(41)	(6)	(69)	(60)
Rider charge	(392)	(118)	(1,807)	(412)	(906)	(237)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	9,329	19,654	148,380	132,243	73,132	61,334
Increase (Decrease) in Net Assets	16,787	29,409	135,600	141,852	76,953	86,540
Net Assets at Beginning of Period	127,439	98,030	152,775	10,923	279,787	193,247
Net Assets at End of Period	$ 144,226	$ 127,439	$ 288,375	$ 152,775	$ 356,740	$ 279,787

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	PIMCO VIT Real Return Portfolio		PIMCO VIT Total Return Portfolio		PIMCO VIT Unconstrained Bond Portfolio
	2011	2010	2011	2010	2011 (C)	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 120	$ (2,108)	$ 6,951	$ 3,511	$ (21)	$ -
Realized Gains (Losses) on Investments, Net	24,331	7,616	24,215	44,886	(44)	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	11,145	11,421	(15,374)	1,551	(223)	-
Net Increase (Decrease) in Net Assets
From Operations	35,596	16,929	15,792	49,948	(288)	-

Contract Transactions-All Products
Purchase Payments	82,820	56,018	180,325	191,437	28,324	-
Transfers Between Funds	58,351	(4,576)	(6,212)	48,140	10,456	-
Surrenders and Terminations	(30,495)	(25,024)	(77,619)	(68,235)	(486)	-
Rescissions	(2,081)	(894)	(3,031)	(3,148)	(403)	-
Bonus (Recapture)	726	567	1,010	1,345	102	-
Contract Maintenance Charge	(99)	(89)	(255)	(240)	(1)	-
Rider charge	(1,015)	(239)	(2,721)	(827)	(73)	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	108,207	25,763	91,497	168,472	37,919	-
Increase (Decrease) in Net Assets	143,803	42,692	107,289	218,420	37,631	-
Net Assets at Beginning of Period	341,921	299,229	997,997	779,577	-	-
Net Assets at End of Period	$ 485,724	$ 341,921	$ 1,105,286	$ 997,997	$ 37,631	$ -

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Seligman Small-Cap Value Portfolio		SP International Growth Portfolio		SP Strategic Partners Focused Growth Portfolio
	2011 (D)	2010	2011	2010	2011	2010 (G)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (254)	$ (1,217)	$ (133)	$ (88)	$ -	$ (87)
Realized Gains (Losses) on Investments, Net	(5,241)	(3,816)	(346)	(1,026)	-	(113)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	7,741	19,365	(910)	1,995	-	53
Net Increase (Decrease) in Net Assets
From Operations	2,246	14,332	(1,389)	881	-	(147)

Contract Transactions-All Products
Purchase Payments	23	337	2	40	-	7
Transfers Between Funds	(65,384)	(4,034)	(327)	(834)	-	(12,726)
Surrenders and Terminations	(1,998)	(6,957)	(953)	(1,231)	-	(377)
Rescissions	-	(21)	-	-	-	(2)
Bonus (Recapture)	-	2	-	-	-	-
Contract Maintenance Charge	(5)	(29)	(3)	(3)	-	(2)
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(67,364)	(10,702)	(1,281)	(2,028)	-	(13,100)
Increase (Decrease) in Net Assets	(65,118)	3,630	(2,670)	(1,147)	-	(13,247)
Net Assets at Beginning of Period	65,118	61,488	9,124	10,271	-	13,247
Net Assets at End of Period	$ -	$ 65,118	$ 6,454	$ 9,124	$ -	$ -

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Templeton Foreign Securities Fund		Templeton Global Asset Allocation Fund		Templeton Global Bond Securities Fund
	2011	2010	2011	2010 (G)	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 321	$ 600	$ -	$ 309	$ 16,591	$ (1,730)
Realized Gains (Losses) on Investments, Net	341	(2,596)	-	(5,700)	9,311	6,571
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(23,324)	14,351	-	5,752	(43,827)	26,813
Net Increase (Decrease) in Net Assets
From Operations	(22,662)	12,355	-	361	(17,925)	31,654

Contract Transactions-All Products
Purchase Payments	253	830	-	-	153,537	88,734
Transfers Between Funds	(5,732)	(8,712)	-	(10,076)	49,229	52,635
Surrenders and Terminations	(19,185)	(18,563)	-	(429)	(27,140)	(16,996)
Rescissions	(2)	(40)	-	-	(1,818)	(1,490)
Bonus (Recapture)	-	9	-	-	840	653
Contract Maintenance Charge	(89)	(107)	-	(1)	(100)	(67)
Rider charge	-	-	-	-	(1,699)	(398)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(24,755)	(26,583)	-	(10,506)	172,849	123,071
Increase (Decrease) in Net Assets	(47,417)	(14,228)	-	(10,145)	154,924	154,725
Net Assets at Beginning of Period	209,040	223,268	-	10,145	376,262	221,537
Net Assets at End of Period	$ 161,623	$ 209,040	$ -	$ -	$ 531,186	$ 376,262

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Templeton Growth Securities Fund		Total All Funds
	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (1,792)	$ (1,870)	$ 57,352	$ 7,228
Realized Gains (Losses) on Investments, Net	(7,235)	(16,002)	332,368	75,713
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(21,103)	35,741	(1,160,584)	1,476,525
Net Increase (Decrease) in Net Assets
From Operations	(30,130)	17,869	(770,864)	1,559,466

Contract Transactions-All Products
Purchase Payments	14,481	10,700	3,535,683	2,935,416
Transfers Between Funds	(13,320)	(19,882)	(258,738)	(192,757)
Surrenders and Terminations	(32,203)	(30,215)	(1,391,473)	(1,200,143)
Rescissions	(174)	(470)	(54,593)	(51,738)
Bonus (Recapture)	64	69	21,907	22,638
Contract Maintenance Charge	(160)	(183)	(5,531)	(5,450)
Rider charge	(105)	(28)	(45,148)	(13,004)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(31,417)	(40,009)	1,802,107	1,494,962
Increase (Decrease) in Net Assets	(61,547)	(22,140)	1,031,243	3,054,428
Net Assets at Beginning of Period	377,045	399,185	18,296,140	15,241,712
Net Assets at End of Period	$ 315,498	$ 377,045	$ 19,327,383	$ 18,296,140

(A) Period from January 21, 2011 (fund commencement) to December 31, 2011
(B) Period from March 11, 2011 (fund commencement) through December 31, 2011
(C) Period from May 2, 2011 (fund commencement)  through December 31, 2011
(D) Period from January 1, 2011 through March 11, 2011 (fund termination)
(E) Period from January 1, 2011 through September 16, 2011 (fund termination)
(F) Period from April 30, 2010 (fund commencement) to December 31, 2010
(G) Period from January 1, 2010 through April 30, 2010 (fund termination)
(H) Period from January 1, 2010 through October 15, 2010 (fund termination)
(I)  Period from January 1, 2010 through December 17, 2010 (fund termination)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

1. ORGANIZATION

Allianz Life Variable Account B (Variable Account) is a segregated investment account of Allianz Life Insurance Company of North America (Allianz Life) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended).  The Variable Account was established on May 31, 1985, and commenced operations January 24, 1989.  Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account's assets are the property of Allianz Life and are held for the benefit of the owners and other persons entitled to payments under variable annuity contracts issued through the Variable Account and underwritten by Allianz Life.  The assets of the Variable Account are equal to the reserves and other liabilities of the Variable Account.  These assets are not chargeable with liabilities that arise from any other business Allianz Life may conduct.

The Variable Account's sub-accounts are invested, at net asset values, in one or more of the funds listed below in accordance with the selection made by the policy holder. Not all funds listed below are available as investment options for the products, which comprise the Variable Account as some funds have been closed to new money.  The investment advisers and specialist managers for each fund are listed in the following table:

Fund	Investment Adviser	Specialist Manager/Adviser
Alger American Capital Appreciation Portfolio	Fred Alger Management, Inc.	N/A
Alger American LargeCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American MidCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American SmallCap Growth Portfolio	Fred Alger Management, Inc.	N/A
AZL Allianz AGIC Opportunity Fund * †	Allianz Investment Management, LLC	Allianz Global Investors Capital
AZL Balanced Index Strategy Fund †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC & BlackRock Financial Management, Inc
AZL BlackRock Capital Appreciation Fund * †	Allianz Investment Management, LLC	BlackRock Capital Management, Inc.
AZL Columbia Mid Cap Value Fund * †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
AZL Columbia Small Cap Value Fund * †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
AZL Davis NY Venture Fund * †	Allianz Investment Management, LLC	Davis Selected Advisers, L.P.
AZL Dreyfus Equity Growth Fund * †	Allianz Investment Management, LLC	Dreyfus Corporation
AZL Eaton Vance Large Cap Value Fund * †	Allianz Investment Management, LLC	Eaton Vance Investment Managers
AZL Franklin Small Cap Value Fund * †	Allianz Investment Management, LLC	Franklin Advisory Services, LLC
AZL Franklin Templeton Founding Strategy Plus Fund * †	Allianz Investment Management, LLC	Franklin Advisory Services LLC
AZL Fusion Balanced Fund †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL Fusion Conservative Fund †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL Fusion Growth Fund †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL Fusion Moderate Fund †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL Gateway Fund * †	Allianz Investment Management, LLC	Gateway Investment Advisors, LLC
AZL Growth Index Strategy Fund †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL International Index Fund * †	Allianz Investment Management, LLC	BlackRock Capital Management, Inc.
AZL Invesco Equity and Income Fund * †	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL Invesco Growth and Income Fund * †	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL Invesco International Equity Fund * †	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL JPMorgan International Opportunities Fund * †	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL JPMorgan U.S. Equity Fund * †	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL MFS Investors Trust Fund * †	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL Mid Cap Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Money Market Fund * †	Allianz Investment Management, LLC	BlackRock Institutional Management Corporation
AZL Morgan Stanley Global Real Estate Fund * †	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL Morgan Stanley Mid Cap Growth Fund * †	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL Russell 1000 Growth Index Fund * †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL Russell 1000 Value Index Fund * †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL S&P 500 Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Schroder Emerging Markets Equity Fund CL 1 †	Allianz Investment Management, LLC	Schroder Investment Management NA Inc.
AZL Schroder Emerging Markets Equity Fund CL 2 * †	Allianz Investment Management, LLC	Schroder Investment Management NA Inc.
AZL Small Cap Stock Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Turner Quantitative Small Cap Growth Fund * †	Allianz Investment Management, LLC	Turner Investment Partners, Inc.
BlackRock Global Allocations V.I. Fund *	BlackRock Investment Management, LLC	N/A

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

Fund	Investment Adviser	Specialist Manager/Adviser
Columbia Variable Portfolio-Select Smaller-Cap Value Fund	Columbia Management Investment Advisors, LLC	N/A
Columbia Variable Portfolio-Seligman Global Technology Fund	Columbia Management Investment Advisors, LLC	N/A
Davis VA Financial Portfolio	Davis Selected Advisers, L.P.	N/A
Davis VA Real Estate Portfolio	Davis Selected Advisers, L.P.	N/A
Davis VA Value Portfolio	Davis Selected Advisers, L.P.	N/A
Fidelity VIP FundsManager 50% Portfolio *	Fidelity Investments	Strategic Advisers, Inc.
Fidelity VIP FundsManager 60% Portfolio *	Fidelity Investments	Strategic Advisers, Inc.
Franklin Global Real Estate Securities Fund *	Franklin Templeton Institutional, LLC	N/A
Franklin Growth and Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin High Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Large Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Rising Dividends Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small Cap Value Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small-Mid Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Templeton VIP Founding Funds Allocation Fund *	Franklin Templeton Services, LLC	N/A
Franklin U.S. Government Fund *	Franklin Advisers, Inc.	N/A
Invesco V.I. Capital Appreciation Fund	Invesco Advisors, Inc.	N/A
Invesco V.I. Core Equity Fund	Invesco Advisors, Inc.	N/A
Invesco V.I. International Growth Fund	Invesco Advisors, Inc.	N/A
Invesco Van Kampen LIT Capital Growth Portfolio*	Van Kampen Asset Management, Inc.	Invesco Advisors, Inc.
Invesco Van Kampen LIT Growth & Income Portfolio	Van Kampen Asset Management, Inc.	Invesco Advisors, Inc.
Jennison Portfolio	Prudential Investments, LLC	Jennison Associates LLC
JPMIT International Equity Fund	J.P. Morgan Asset Management	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	J.P. Morgan Asset Management	N/A
Mutual Shares Securities Fund *	Franklin Mutual Advisers, LLC	N/A
Oppenheimer Global Securities Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer High Income Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer Main Street Fund/VA	OppenheimerFunds, Inc.	N/A
PIMCO EqS Pathfinder Portfolio * †	Pacific Investment Management Company LLC	N/A
PIMCO VIT All Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT CommodityRealReturn Strategy Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Emerging Markets Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Advantage Strategy Bond Portfolio	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT High Yield Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Real Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Total Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Unconstrained Bond Portfolio †	Pacific Investment Management Company LLC	N/A
SP International Growth Portfolio *	Prudential Investments, LLC	Jennison Associates LLC
Templeton Foreign Securities Fund *	Franklin Advisers, Inc.	N/A
Templeton Global Bond Securities Fund *	Franklin Advisers, Inc.	N/A
Templeton Growth Securities Fund *	Franklin Advisers, Inc.	N/A
  *Fund contains share classes which assess 12b-1 fees.
 † The investment adviser of this fund is an affiliate of Allianz Life and is paid an investment management fee by the fund.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In May 2011, the FASB amended guidance within the Fair Value Measurements and Disclosures Topic of the Codification. The amendments clarify FASB’s intent about the application of existing fair value measurement and disclosure information. For example, the application of the highest and best use and valuation premise concepts may not be used for measuring the fair value of financial instruments. The concepts may still be applied to nonfinancial assets and non financial liabilities. The amendments also include new disclosure requirements. For example, all transfers between Level 1 and Level 2 must be disclosed. Previously, only significant transfers required disclosure. The guidance is effective for interim and annual periods beginning on or after December 15, 2011. The Variable Account does not expect the guidance to have a material financial impact on the Financial Statements.

In January 2010, Financial Accounting Standards Board (FASB) updated guidance within the Fair Value Measurements and Disclosures Topic of the Codification. The guidance requires additional disclosures for the transfers in and out of Level 1 and Level 2 fair value measurements as well as more detailed disclosures regarding purchases, sales, issuances, and settlements in the rollforward of Level 3 fair values. The guidance also clarifies existing disclosures and suggests that an entity should provide fair value measurement disclosures for each class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. An entity needs to use judgment in determining the appropriate classes of assets and liabilities. An entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements that fall in either Level 2 or Level 3. The guidance is effective for fiscal years beginning after December 15, 2009, except for the gross presentation of the Level 3 rollforward, which is required for annual reporting periods beginning after December 15, 2010. The Variable Account adopted this guidance as of December 31, 2010, except for the gross presentation of the Level 3 rollforward which was adopted as of January 1, 2011.  There was no financial impact on the Financial Statements as it relates to disclosures only.

Investments

Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern market close.

The Fair Value Measurements and Disclosures topic of the FASB Accounting Standards Codification (ASC 820) establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 –                 Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.

Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)           Quoted prices for similar assets or liabilities in active markets.
(b)           Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c)           Inputs other than quoted prices that are observable.
(d)           Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 –
Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  As of December 31, 2011, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market.  Therefore, all investments have been categorized as Level 1. There were no transfers in and out of Level 1 and Level 2 fair value measurements. The characterization of the underlying securities held by the funds in accordance with the Fair Value Measurements and Disclosures topic of the FASB ASC differs from the characterization of an investment in the fund.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method.  Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

Two Fixed Account investment options are available to deferred annuity contract owners.  A Flexible Fixed Option is available to Allianz Valuemark II and III, Allianz Valuemark IV, Allianz Rewards, and Allianz Alterity deferred annuity contract owners. Fixed Period Accounts are available to Allianz High Five and Allianz High Five Bonus contract owners. These accounts are comprised of equity and fixed income investments, which are part of the general assets of Allianz Life.  The liabilities of the Fixed Accounts, including the guaranteed minimum rate of return on the Fixed Account of 3%, are part of the general obligations of Allianz Life and are not included in the Variable Account.

Certain of the sub-accounts invest in Investment Options that invest in various forms of fixed income securities, including mortgage backed securities. These types of securities may present a variety of potential risks, including credit risk, extension and prepayment risk, and interest rate risk. Recently, certain types of mortgage backed securities, such as structured investment vehicles (SIVs), subprime mortgage backed bonds, and commercial paper backed by mortgage backed securities have experienced losses as a result of defaults on underlying mortgages and a lack of liquidity. These securities have also been subject to price declines resulting from lack of a trading market for the securities. As a result

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

of the lack of liquidity, it is possible that certain securities may become more difficult to value. It is possible that these types of securities may continue to experience price declines as a result of defaults and lack of liquidity.

Available investment options, including the date the investment option became available for each product, as of December 31, 2011, are listed in the following table:

Fund	Allianz Alterity	Allianz Connections	Allianz Charter	Allianz Charter II	Allianz Custom Income	Allianz Dimensions	Allianz Elite	Allianz High Five
Alger American Capital Appreciation Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	N/A	N/A	N/A
Alger American LargeCap Growth Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	N/A	N/A	N/A
Alger American MidCap Growth Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A
Alger American SmallCap Growth Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A
AZL Allianz AGIC Opportunity Fund	5/1/2002	11/12/2007	5/1/2002	5/1/2003	N/A	N/A	9/30/2006	10/25/2002
AZL Balanced Index Strategy Fund	10/23/2009	10/23/2009	N/A	N/A	10/23/2009	N/A	10/23/2009	10/23/2009
AZL BlackRock Capital Appreciation Fund	5/2/2005	10/5/2007	10/23/2009	10/23/2009	N/A	10/23/2009	9/30/2006	5/2/2005
AZL Columbia Mid Cap Value Fund	5/1/2006	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/1/2006
AZL Columbia Small Cap Value Fund	5/3/2004	11/12/2007	5/1/2007	5/3/2004	N/A	5/1/2007	9/30/2006	5/3/2004
AZL Davis NY Venture Fund	11/5/2001	11/12/2007	11/5/2001	5/1/2003	5/1/2007	11/5/2001	9/30/2006	10/25/2002
AZL Dreyfus Equity Growth Fund	11/5/2001	11/12/2007	11/5/2001	5/1/2003	5/1/2007	11/5/2001	9/30/2006	10/25/2002
AZL Eaton Vance Large Cap Value Fund	5/1/2001	11/12/2007	5/1/2001	5/1/2003	N/A	5/1/2001	9/30/2006	10/25/2002
AZL Franklin Small Cap Value Fund	5/1/2003	11/12/2007	N/A	5/1/2003	1/6/2006	N/A	9/30/2006	5/1/2003
AZL Franklin Templeton Founding Strategy Plus Fund	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	N/A	N/A
AZL Fusion Balanced Fund	5/2/2005	11/12/2007	N/A	N/A	1/6/2006	N/A	9/30/2006	5/2/2005
AZL Fusion Conservative Fund	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	N/A	N/A
AZL Fusion Growth Fund	5/2/2005	11/12/2007	N/A	N/A	1/6/2006	N/A	9/30/2006	5/2/2005
AZL Fusion Moderate Fund	5/2/2005	11/12/2007	N/A	N/A	1/6/2006	N/A	9/30/2006	5/2/2005
AZL Gateway Fund	4/30/2010	4/30/2010	N/A	N/A	N/A	N/A	N/A	N/A
AZL Growth Index Strategy Fund	10/23/2009	10/23/2009	N/A	N/A	10/23/2009	N/A	10/23/2009	10/23/2009
AZL International Index Fund	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	10/23/2009	10/23/2009
AZL Invesco Equity and Income Fund	5/3/2004	11/12/2007	N/A	5/3/2004	1/6/2006	N/A	9/30/2006	5/3/2004
AZL Invesco Growth and Income Fund	5/1/2001	11/12/2007	5/1/2001	5/1/2003	1/6/2006	5/1/2001	9/30/2006	10/25/2002
AZL Invesco International Equity Fund	5/1/2002	11/12/2007	5/1/2002	5/1/2003	5/1/2007	10/23/2009	9/30/2006	10/25/2002
AZL J.P.Morgan International Opportunities Fund	5/1/2003	11/12/2007	N/A	5/1/2003	1/6/2006	N/A	9/30/2006	5/1/2003
AZL JPMorgan U.S. Equity Fund	5/3/2004	11/12/2007	10/23/2009	5/3/2004	N/A	10/23/2009	9/30/2006	5/3/2004
AZL MFS Investors Trust Fund	5/2/2005	11/12/2007	5/1/2007	5/1/2007	N/A	N/A	9/30/2006	5/2/2005
AZL Mid Cap Index Fund	4/30/2010	4/30/2010	N/A	N/A	4/30/2010	N/A	4/30/2010	4/30/2010
AZL Money Market Fund	2/1/2000	11/12/2007	11/5/2001	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002
AZL Morgan Stanley Global Real Estate Fund	5/1/2006	11/12/2007	N/A	N/A	5/1/2007	N/A	9/30/2006	5/1/2006
AZL Morgan Stanley Mid Cap Growth fund	5/1/2001	11/12/2007	5/1/2001	5/1/2003	N/A	5/1/2001	9/30/2006	10/25/2002
AZL Russell 1000 Growth Index Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Russell 1000 Value Index Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL S&P 500 Index Fund	5/1/2007	11/12/2007	5/1/2007	5/1/2007	10/23/2009	5/1/2007	5/1/2007	5/1/2007
AZL Schroder Emerging Markets Equity Fund CL 1	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Schroder Emerging Markets Equity Fund CL 2	5/1/2006	11/12/2007	5/1/2007	5/1/2007	N/A	5/1/2007	9/30/2006	5/1/2006
AZL Small Cap Stock Index Fund	5/1/2007	11/12/2007	5/1/2007	5/1/2007	N/A	N/A	5/1/2007	5/1/2007
AZL Turner Quantitative Small Cap Growth Fund	5/2/2005	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005
BlackRock Global Allocations V.I. Fund	5/1/2008	5/1/2008	N/A	N/A	N/A	N/A	N/A	5/1/2008
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	3/11/2011	N/A	3/11/2011	3/11/2011	N/A	3/11/2011	N/A	3/11/2011
Columbia Variable Portfolio – Seligman Global Technology Fund	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

Fund	Allianz Alterity	Allianz Connections	Allianz Charter	Allianz Charter II	Allianz Custom Income	Allianz Dimensions	Allianz Elite	Allianz High Five
Davis VA Financial Portfolio	2/1/2000	11/12/2007	1/26/2001	5/1/2003	N/A	3/5/2001	9/30/2006	10/25/2002
Davis VA Real Estate Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A
Davis VA Value Portfolio	2/1/2000	N/A	1/26/2001	5/1/2003	N/A	3/5/2001	N/A	10/25/2002
Fidelity VIP FundsManager 50% Portfolio	5/2/2011	1/21/2011	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP FundsManager 60% Portfolio	5/2/2011	1/21/2011	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Global Real Estate Securities Fund	11/5/2001	N/A	1/6/1999	5/1/2003	N/A	11/5/2001	N/A	10/25/2002
Franklin Growth and Income Securities Fund	2/1/2000	N/A	1/6/1999	5/1/2003	N/A	3/5/2001	9/30/2006	10/25/2002
Franklin High Income Securities Fund	11/5/2001	11/12/2007	1/6/1999	5/1/2003	N/A	11/5/2001	9/30/2006	10/25/2002
Franklin Income Securities Fund	10/1/2003	11/12/2007	5/1/2003	10/1/2003	1/6/2006	5/1/2003	9/30/2006	5/1/2003
Franklin Large Cap Growth Securities Fund	11/5/2001	N/A	1/6/1999	5/1/2003	N/A	11/5/2001	9/30/2006	10/25/2002
Franklin Rising Dividends Securities Fund	2/1/2000	N/A	1/6/1999	5/1/2003	N/A	3/5/2001	N/A	10/25/2002
Franklin Small Cap Value Securities Fund	11/5/2001	N/A	1/6/1999	5/1/2003	N/A	11/5/2001	N/A	10/25/2002
Franklin Small-Mid Cap Growth Securities Fund	2/1/2000	N/A	1/6/1999	5/1/2003	N/A	3/5/2001	N/A	10/25/2002
Franklin Templeton VIP Founding Funds Allocation Fund	9/21/2007	11/12/2007	N/A	N/A	9/21/2007	N/A	9/21/2007	9/21/2007
Franklin U.S. Government Fund	2/1/2000	11/12/2007	1/6/1999	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002
Invesco V.I. Capital Appreciation Fund	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A
Invesco V.I. Core Equity Fund	5/1/2006	N/A	5/1/2006	N/A	N/A	5/1/2006	N/A	N/A
Invesco V.I. International Growth Fund	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A
Invesco Van Kampen LIT Capital Growth Portfolio	5/1/2001	N/A	5/1/2001	N/A	N/A	5/1/2001	N/A	N/A
Invesco Van Kampen LIT Growth & Income Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	N/A	N/A	N/A
Jennison Portfolio	4/30/2010	N/A	4/30/2010	4/30/2010	N/A	4/30/2010	N/A	4/30/2010
JPMIT International Equity Fund	4/24/2009	N/A	4/24/2009	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	4/24/2009	N/A	4/24/2009	N/A	N/A	N/A	N/A	N/A
Mutual Shares Securities Fund	2/1/2000	11/12/2007	1/6/1999	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002
Oppenheimer Global Securities Fund/VA	2/1/2000	N/A	1/26/2001	5/1/2003	N/A	3/5/2001	N/A	10/25/2002
Oppenheimer High Income Fund/VA	2/1/2000	N/A	1/26/2001	5/1/2003	N/A	3/5/2001	N/A	10/25/2002
Oppenheimer Main Street Fund/VA	2/1/2000	N/A	1/26/2001	5/1/2003	N/A	3/5/2001	N/A	10/25/2002
PIMCO EqS Pathfinder Portfolio	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010
PIMCO VIT All Asset Portfolio	5/3/2004	11/12/2007	N/A	5/3/2004	1/6/2006	N/A	9/30/2006	5/3/2004
PIMCO VIT CommodityRealReturn Strategy Portfolio	5/2/2005	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005
PIMCO VIT Emerging Markets Bond Portfolio	5/2/2005	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005
PIMCO VIT Global Advantage Strategy Bond Portfolio	5/2/2011	5/2/2011	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Global Bond Portfolio	5/2/2005	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005
PIMCO VIT Global Multi-Asset Portfolio	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT High Yield Portfolio	2/1/2000	11/12/2007	1/26/2001	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002
PIMCO VIT Real Return Portfolio	5/1/2003	11/12/2007	N/A	5/1/2003	1/6/2006	N/A	9/30/2006	5/1/2003
PIMCO VIT Total Return Portfolio	2/1/2000	11/12/2007	1/26/2001	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002
PIMCO VIT Unconstrained Bond Portfolio	5/2/2011	5/2/2011	N/A	N/A	N/A	N/A	N/A	N/A
SP International Growth Portfolio	12/15/2000	N/A	12/15/2000	5/1/2003	N/A	3/5/2001	N/A	10/25/2002
Templeton Foreign Securities Fund	10/1/2003	N/A	5/1/2003	10/1/2003	1/6/2006	5/1/2003	9/30/2006	5/1/2003
Templeton Global Bond Securities Fund	5/1/2007	11/12/2007	1/6/1999	N/A	5/1/2007	N/A	5/1/2007	5/1/2007
Templeton Growth Securities Fund	10/1/2003	11/12/2007	5/1/2003	10/1/2003	5/1/2007	5/1/2003	9/30/2006	5/1/2003

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

Fund	Allianz High Five Bonus	Allianz High Five L	Allianz Retirement Pro	Allianz Rewards	Allianz Valuemark II & III	Allianz Valuemark IV	Allianz Valuemark Income Plus	Allianz Vision
Alger American Capital Appreciation Portfolio	N/A	N/A	N/A	5/5/2000	11/11/1999	11/11/1999	11/11/1999	N/A
Alger American LargeCap Growth Portfolio	N/A	N/A	N/A	5/5/2000	11/11/1999	11/11/1999	11/11/1999	N/A
Alger American MidCap Growth Portfolio	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Alger American SmallCap Growth Portfolio	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
AZL Allianz AGIC Opportunity Fund	5/3/2004	5/2/2005	1/21/2011	5/1/2002	5/1/2002	5/1/2002	5/1/2002	5/1/2007
AZL Balanced Index Strategy Fund	10/23/2009	10/23/2009	N/A	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL BlackRock Capital Appreciation Fund	5/2/2005	5/2/2005	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Columbia Mid Cap Value Fund	5/15/2006	5/1/2006	1/21/2011	5/1/2006	5/1/2006	5/1/2006	N/A	5/1/2007
AZL Columbia Small Cap Value Fund	5/3/2004	5/2/2005	1/21/2011	5/3/2004	5/3/2004	5/3/2004	5/3/2004	5/1/2007
AZL Davis NY Venture Fund	5/3/2004	5/2/2005	1/21/2011	11/5/2001	11/5/2001	11/5/2001	11/5/2001	5/1/2007
AZL Dreyfus Equity Growth Fund	5/3/2004	5/2/2005	1/21/2011	11/5/2001	11/5/2001	11/5/2001	11/5/2001	5/1/2007
AZL Eaton Vance Large Cap Value Fund	5/3/2004	5/2/2005	1/21/2011	5/1/2001	5/1/2001	5/1/2001	5/1/2001	5/1/2007
AZL Franklin Small Cap Value Fund	5/3/2004	5/2/2005	1/21/2011	5/1/2003	5/1/2003	5/1/2003	5/1/2003	5/1/2007
AZL Franklin Templeton Founding Strategy Plus Fund	N/A	N/A	1/21/2011	10/23/2009	N/A	N/A	N/A	10/23/2009
AZL Fusion Balanced Fund	5/2/2005	5/2/2005	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Fusion Conservative Fund	N/A	N/A	1/21/2011	10/23/2009	N/A	N/A	N/A	10/23/2009
AZL Fusion Growth Fund	5/2/2005	5/2/2005	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Fusion Moderate Fund	5/2/2005	5/2/2005	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Gateway Fund	N/A	N/A	1/21/2011	5/2/2011	N/A	N/A	N/A	4/30/2010
AZL Growth Index Strategy Fund	10/23/2009	10/23/2009	N/A	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL International Index Fund	10/23/2009	10/23/2009	1/21/2011	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL Invesco Equity and Income Fund	5/3/2004	5/2/2005	1/21/2011	5/3/2004	5/3/2004	5/3/2004	5/3/2004	5/1/2007
AZL Invesco Growth and Income Fund	5/3/2004	5/2/2005	1/21/2011	5/1/2001	5/1/2001	5/1/2001	5/1/2001	5/1/2007
AZL Invesco International Equity Fund	5/3/2004	5/2/2005	1/21/2011	5/1/2002	5/1/2002	5/1/2002	5/1/2002	5/1/2007
AZL J.P.Morgan International Opportunities Fund	5/3/2004	5/2/2005	1/21/2011	5/1/2003	5/1/2003	5/1/2003	5/1/2003	5/1/2007
AZL JPMorgan U.S. Equity Fund	5/3/2004	5/2/2005	1/21/2011	5/3/2004	5/3/2004	5/3/2004	5/3/2004	5/1/2007
AZL MFS Investors Trust Fund	5/2/2005	5/2/2005	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Mid Cap Index Fund	4/30/2010	4/30/2010	1/21/2011	4/30/2010	4/30/2010	4/30/2010	N/A	4/30/2010
AZL Money Market Fund	5/3/2004	5/2/2005	1/21/2011	5/5/2000	11/5/2001	11/5/2001	11/5/2001	5/1/2007
AZL Morgan Stanley Global Real Estate Fund	5/15/2006	5/1/2006	1/21/2011	5/1/2006	5/1/2006	5/1/2006	N/A	5/1/2007
AZL Morgan Stanley Mid Cap Growth fund	5/3/2004	5/2/2005	1/21/2011	5/1/2001	5/1/2001	5/1/2001	5/1/2001	5/1/2007
AZL Russell 1000 Growth Index Fund	N/A	N/A	1/21/2011	N/A	N/A	N/A	N/A	N/A
AZL Russell 1000 Value Index Fund	N/A	N/A	1/21/2011	N/A	N/A	N/A	N/A	N/A
AZL S&P 500 Index Fund	5/1/2007	5/1/2007	N/A	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007
AZL Schroder Emerging Markets Equity Fund CL 1	N/A	N/A	N/A	N/A	5/1/2007	5/1/2007	5/1/2007	N/A
AZL Schroder Emerging Markets Equity Fund CL 2	5/15/2006	5/1/2006	1/21/2011	5/1/2006	5/1/2006	5/1/2006	N/A	5/1/2007
AZL Small Cap Stock Index Fund	5/1/2007	5/1/2007	1/21/2011	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007
AZL Turner Quantitative Small Cap Growth Fund	5/2/2005	5/2/2005	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
BlackRock Global Allocations V.I. Fund	5/1/2008	5/1/2008	1/21/2011	5/1/2008	5/1/2008	5/1/2008	N/A	5/1/2008
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	N/A	N/A	N/A	3/11/2011	3/11/2011	3/11/2011	3/11/2011	N/A
Columbia Variable Portfolio – Seligman Global Technology Fund	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

Fund	Allianz High Five Bonus	Allianz High Five L	Allianz Retirement Pro	Allianz Rewards	Allianz Valuemark II & III	Allianz Valuemark IV	Allianz Valuemark Income Plus	Allianz Vision
Davis VA Financial Portfolio	5/3/2004	5/2/2005	N/A	5/5/2000	5/1/2002	5/1/2002	5/1/2002	5/1/2007
Davis VA Real Estate Portfolio	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Davis VA Value Portfolio	N/A	N/A	N/A	5/5/2000	5/1/2002	5/1/2002	5/1/2002	N/A
Fidelity VIP FundsManager 50% Portfolio	N/A	N/A	N/A	5/2/2011	N/A	N/A	N/A	1/21/2011
Fidelity VIP FundsManager 60% Portfolio	N/A	N/A	N/A	5/2/2011	N/A	N/A	N/A	1/21/2011
Franklin Global Real Estate Securities Fund	5/3/2004	5/2/2005	N/A	11/5/2001	1/24/1989	2/3/1997	7/1/1994	N/A
Franklin Growth and Income Securities Fund	5/3/2004	5/2/2005	N/A	5/5/2000	1/24/1989	2/3/1997	7/1/1994	N/A
Franklin High Income Fund	5/3/2004	5/2/2005	1/21/2011	11/5/2001	1/24/1989	2/3/1997	5/1/1999	5/1/2007
Franklin Income Securities Fund	5/3/2004	5/2/2005	1/21/2011	9/1/2003	5/1/2003	10/1/2003	5/1/2003	5/1/2007
Franklin Large Cap Growth Securities Fund	5/3/2004	5/2/2005	N/A	11/5/2001	5/1/1996	2/3/1997	5/1/1996	N/A
Franklin Rising Dividends Securities Fund	5/3/2004	5/2/2005	N/A	5/5/2000	1/27/1992	2/3/1997	7/1/1994	N/A
Franklin Small Cap Value Securities Fund	5/3/2004	N/A	N/A	11/5/2001	5/1/1998	5/1/1998	5/1/1998	N/A
Franklin Small-Mid Cap Growth Securities Fund	5/3/2004	5/2/2005	N/A	5/5/2000	11/1/1995	2/3/1997	11/1/1995	N/A
Franklin Templeton VIP Founding Funds Allocation Fund	9/21/2007	9/21/2007	1/21/2011	9/21/2007	9/21/2007	9/21/2007	N/A	9/21/2007
Franklin U.S. Government Fund	5/3/2004	5/2/2005	1/21/2011	5/5/2000	3/14/1989	2/3/1997	9/1/1994	5/1/2007
Invesco V.I. Capital Appreciation Fund	N/A	N/A	N/A	5/5/2000	5/1/2006	5/1/2006	5/1/2006	N/A
Invesco V.I. Core Equity Fund	N/A	N/A	N/A	5/1/2006	N/A	N/A	N/A	N/A
Invesco V.I. International Growth Fund	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Invesco Van Kampen LIT Capital Growth Portfolio	N/A	N/A	N/A	5/1/2001	5/1/2001	5/1/2001	5/1/2001	N/A
Invesco Van Kampen LIT Growth & Income Portfolio	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Jennison Portfolio	4/30/2010	4/30/2010	N/A	4/30/2010	4/30/2010	4/30/2010	4/30/2010	N/A
JPMIT International Equity Fund	N/A	N/A	N/A	4/24/2009	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	N/A	N/A	N/A	4/24/2009	N/A	N/A	N/A	N/A
Mutual Shares Securities Fund	5/3/2004	5/2/2005	1/21/2011	5/5/2000	11/8/1996	2/3/1997	11/8/1996	5/1/2007
Oppenheimer Global Securities Fund/VA	N/A	N/A	N/A	5/5/2000	5/1/2002	5/1/2002	5/1/2002	N/A
Oppenheimer High Income Fund/VA	5/3/2004	5/2/2005	N/A	5/5/2000	5/1/2002	5/1/2002	5/1/2002	N/A
Oppenheimer Main Street Fund/VA	N/A	N/A	N/A	5/5/2000	5/1/2002	5/1/2002	5/1/2002	N/A
PIMCO EqS Pathfinder Portfolio	4/30/2010	4/30/2010	1/21/2011	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010
PIMCO VIT All Asset Portfolio	5/3/2004	5/2/2005	1/21/2011	5/3/2004	5/3/2004	5/3/2004	5/3/2004	5/1/2007
PIMCO VIT CommodityRealReturn Strategy Portfolio	5/2/2005	5/2/2005	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
PIMCO VIT Emerging Markets Bond Portfolio	5/2/2005	5/2/2005	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
PIMCO VIT Global Advantage Strategy Bond Portfolio	N/A	N/A	N/A	5/2/2011	N/A	N/A	N/A	5/2/2011
PIMCO VIT Global Bond Portfolio	5/2/2005	5/2/2005	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
PIMCO VIT Global Multi-Asset Portfolio	N/A	N/A	1/21/2011	10/23/2009	N/A	N/A	N/A	10/23/2009
PIMCO VIT High Yield Portfolio	5/3/2004	5/2/2005	1/21/2011	5/5/2000	11/5/2001	11/5/2001	11/5/2001	5/1/2007
PIMCO VIT Real Return Portfolio	5/3/2004	5/2/2005	1/21/2011	5/1/2003	5/1/2003	5/1/2003	5/1/2003	5/1/2007
PIMCO VIT Total Return Portfolio	5/3/2004	5/2/2005	1/21/2011	5/5/2000	11/5/2001	11/5/2001	11/5/2001	5/1/2007
PIMCO VIT Unconstrained Bond Portfolio	N/A	N/A	5/2/2011	5/2/2011	N/A	N/A	N/A	5/2/2011
SP International Growth Portfolio	5/3/2004	5/2/2005	N/A	12/15/2000	12/15/2000	12/15/2000	5/1/2001	N/A
Templeton Foreign Securities Fund	5/3/2004	5/2/2005	N/A	9/1/2003	5/1/2003	10/1/2003	5/1/2003	N/A
Templeton Global Bond Securities Fund	5/1/2007	5/1/2007	1/21/2011	5/1/2007	1/24/1989	2/3/1997	9/1/1994	5/1/2007
Templeton Growth Securities Fund	5/3/2004	5/2/2005	1/21/2011	9/1/2003	5/1/2003	10/1/2003	5/1/2003	5/1/2007

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

During the years ended December 31, 2011 and 2010, several funds changed their name as summarized with the effective date of the change in the following table:

Current Fund Name	Prior Fund Name	Effective Date
AZL Growth Index Strategy Fund	AZL Moderate Index Strategy Fund	April 30, 2010
AZL Invesco International Equity Fund	AZL AIM International Equity Fund	April 30, 2010
Invesco V.I. Capital Appreciation Fund	AIM V.I. Capital Appreciation Fund	April 30, 2010
Invesco V.I. Core Equity Fund	AIM V.I. Core Equity Fund	April 30, 2010
Invesco V.I. International Growth Fund	AIM V.I. International Growth Fund	April 30, 2010
AZL Morgan Stanley Global Real Estate Fund	AZL Van Kampen Global Real Estate Fund	July 16, 2010
AZL Morgan Stanley International Equity Fund	AZL Van Kampen International Equity Fund	July 16, 2010
AZL Morgan Stanley Mid Cap Growth Fund	AZL Van Kampen Mid Cap Growth Fund	July 16, 2010
AZL Allianz AGIC Growth Fund	AZL OCC Growth Fund	July 16, 2010
AZL Allianz AGIC Opportunity Fund	AZL OCC Opportunity Fund	July 16, 2010
Invesco Van Kampen LIT Capital Growth Portfolio	Van Kampen LIT Capital Growth Portfolio	July 16, 2010
AZL Invesco Equity and Income Fund	AZL Van Kampen Equity and Income Fund	May 2, 2011
AZL Invesco Growth and Income Fund	AZL Van Kampen Growth and Income Fund	May 2, 2011
AZL JPMorgan International Opportunities Fund	AZL Morgan Stanley International Equity Fund	May 2, 2011
Columbia Variable Portfolio – Seligman Global Technology Fund	Seligman Global Technology Portfolio	July 22, 2011
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	Seligman Variable Portfolio – Smaller-Cap Value Fund	July 22, 2011

During the years ended December 31, 2011 and 2010, the following funds were closed to new money:

Fund	Date Closed
AZL Allianz Global Investors Select Fund	April 30, 2010
Franklin Zero Coupon Fund 2010	April 30, 2010
Mutual Global Discovery Securities Fund	December 17, 2010
AZL Allianz AGIC Opportunity Fund AGI Capital	February 18, 2011
AZL BlackRock Capital Appreciation Fund BlackRock	February 18, 2011
AZL Columbia Mid Cap Value Fund Columbia Management	February 18, 2011
AZL Columbia Small Cap Value Fund Columbia Management	February 18, 2011
AZL Davis NY Venture Fund Davis Advisors	February 18, 2011
AZL Dreyfus Equity Growth Fund Dreyfus Funds	February 18, 2011
AZL Eaton Vance Large Cap Value Fund Eaton Vance	February 18, 2011
AZL Franklin Small Cap Value Fund Franklin Templeton	February 18, 2011
AZL Fusion Growth Fund AZL	February 18, 2011
AZL International Index Fund	February 18, 2011
AZL Invesco International Equity Fund	February 18, 2011
AZL JPMorgan U.S. Equity Fund	February 18, 2011
AZL MFS Investors Trust Fund	February 18, 2011
AZL Mid Cap Index Fund	February 18, 2011
AZL Morgan Stanley Global Real Estate Fund	February 18, 2011
AZL Morgan Stanley International Equity Fund	February 18, 2011
AZL Morgan Stanley Mid Cap Growth Fund	February 18, 2011
AZL S&P 500 Index Fund	February 18, 2011
AZL Schroder Emerging Markets Equity Fund	February 18, 2011
AZL Small Cap Stock Index Fund	February 18, 2011
AZL Turner Quantitative Small Cap Growth Fund	February 18, 2011
AZL Van Kampen Growth and Income Fund	February 18, 2011

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

Fund	Date Closed
Davis VA Financial Portfolio	February 18, 2011
Davis VA Value Portfolio	February 18, 2011
Franklin Global Real Estate Securities Fund	February 18, 2011
Franklin Growth and Income Securities Fund	February 18, 2011
Franklin Large Cap Growth Securities Fund	February 18, 2011
Franklin Rising Dividends Securities Fund	February 18, 2011
Franklin Small Cap Value Securities Fund	February 18, 2011
Franklin Small-Mid Cap Growth Securities Fund	February 18, 2011
Franklin Templeton VIP Founding Funds Allocation Fund	February 18, 2011
Jennison Portfolio	February 18, 2011
Mutual Global Discovery Securities Fund	February 18, 2011
Mutual Shares Securities Fund	February 18, 2011
Oppenheimer Global Securities Fund/VA	February 18, 2011
Oppenheimer High Income Fund/VA	February 18, 2011
Oppenheimer Main Street Fund/VA	February 18, 2011
PIMCO EqS Pathfinder Portfolio	February 18, 2011
PIMCO VIT CommodityRealReturn Strategy Portfolio	February 18, 2011
Seligman Small-Cap Value Portfolio	February 18, 2011
SP International Growth Portfolio	February 18, 2011
Templeton Foreign Securities Fund	February 18, 2011
Templeton Growth Securities Fund	February 18, 2011
PIMCO VIT Emerging Markets Bond Portfolio	May 2, 2011
PIMCO VIT Global Bond Portfolio (Unhedged)	May 2, 2011
Franklin High Income Securities Fund	May 2, 2011

During the years ended December 31, 2011 and 2010, the following funds were added as available options:

Fund	Date Opened
AZL Gateway Fund	April 30, 2010
AZL Mid Cap Index Fund	April 30, 2010
Jennison Portfolio	April 30, 2010
PIMCO EqS Pathfinder Portfolio	April 30, 2010
AZL Russel 1000 Growth Index Fund	January 21, 2011
AZLRussel 1000 Value Index Fund	January 21, 2011
Fidelity VIP FundsManager 50% Portfolio	January 21, 2011
Fidelity VIP FundsManager 60% Portfolio	January 21, 2011
Seligman Variable Portfolio – Smaller-Cap Value Fund	March 11, 2011
PIMCO Global Advantage Strategy Portfolio	May 2, 2011
PIMCO VIT Unconstrained Bond Portfolio	May 2, 2011

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

During the years ended December 31, 2011 and 2010, several funds were merged or replaced. The fund names and effective date of the mergers or replacements are summarized in the following table:

Closed Fund	Receiving Fund	Date Merged
OpCap Mid Cap Portfolio	AZL Mid Cap Index Fund	April 30, 2010
SP Strategic Partners Focused Growth Portfolio	Jennison Portfolio	April 30, 2010
Templeton Global Asset Allocation Fund	AZL Money Market Fund	April 30, 2010
AZL Allianz Global Investors Select Fund	AZL Balanced Index Strategy Fund	October 15, 2010
AZL Allianz AGIC Growth Fund	AZL BlackRock Capital Appreciation Fund	October 15, 2010
Franklin Zero Coupon 2010 fund	AZL Money Market Fund	December 17, 2010
Seligman Small-Cap Value Portfolio	Seligman Variable Portfolio – Smaller-Cap Value Fund	March 11, 2011
Mutual Global Discovery Securities Fund	PIMCO EqS Pathfinder Portfolio	September 16, 2011

Contracts in Annuity Payment Period

Annuity reserves are computed for currently payable contracts according to the 1983 and 2000 Individual Annuity Mortality Tables using an assumed investment return (AIR) equal to the AIR of the specific contracts, either 3%, 5%, or 7%.  Charges to annuity reserves for mortality and risk expense are reimbursed to Allianz Life if the reserves required are less than originally estimated.  If additional reserves are required, Allianz Life reimburses the account.

Bonus

A bonus is awarded to the contract owner of the Allianz Rewards, Allianz High Five Bonus and Allianz Vision Bonus products at the time the Variable Account receive a purchase payment. The bonus paid is based on the following schedule:

Net Purchase Payment	Allianz Rewards	Allianz High Five Bonus	Allianz Vision Bonus
$0 to $24,999	4%	3%	6%
$25,000 to $99,000	5%	4%	6%
$100,000 to $999,999	6%	5%	6%
$1,000,000 to $4,999,999	7%	6%	6%
$5,000,000 or more	8%	7%	6%

The bonus is vested over three years; therefore, if the contract owner surrenders the contract before the full vesting period, a portion of the bonus can be recaptured by Allianz Life. The accumulated gain/loss on the bonus is 100% vested as it is earned. The vesting rates are presented in the following schedule:

Months Following Purchase Payment	Allianz Rewards	Allianz High Five Bonus	Allianz Vision Bonus
0 to 12	0%	0%	0%
13 to 24	35%	35%	35%
25 to 36	70%	70%	70%
37+	100%	100%	100%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

Expenses

All Mortality and Expense Risk (M&E) charges and administrative charges are annualized rates that are calculated and assessed daily as a percentage of each Investment Option’s net asset value.

The M&E charge and administrative charge for Allianz Alterity can be summarized as follows:

The Allianz Alterity Contract was launched in January 2000 and sales were discontinued in July 2010. The most recently offered Allianz Alterity Base Contract provided a Traditional Guaranteed Minimum Death Benefit (Traditional GMDB), where the death benefit is the greater of current contract value or total purchase payments adjusted for partial withdrawals. An owner could instead select either the Enhanced Guaranteed Minimum Death Benefit (Enhanced GMDB), or the Earnings Protection Guaranteed Minimum Death Benefit (Earnings Protection GMDB). Under the Enhanced GMDB, the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or (b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB, the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The most recently offered Allianz Alterity Contract also provided an optional PRIME Plus Benefit, which included a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit (GPWB). The PRIME Plus Benefit provided a guaranteed minimum fixed income stream and was designed for owners who wanted flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

There are also two older versions of the Allianz Alterity Contract that are no longer offered for sale. The May 2003 Contract was replaced by the most recently offered Contract in May 2007. The May 2003 Contracts offered a choice of either the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or the Enhanced PRIME Benefit (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3% or 7%). Both PRIME Benefits included a GMIB and a GPWB. The Original Contract was first offered in January 2000 and was replaced by the May 2003 Contract. The Original Contract automatically provided a Traditional GMIB (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals), or owners could select the optional Enhanced GMIB for an additional charge (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 5%).

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:

	Most Recently Offered Base Contract without a PRIME Benefit	Most Recently Offered Contract with the PRIME Plus Benefit
Traditional GMDB	1.50%	2.20%
Earnings Protection GMDB	1.80%	2.45%
Enhanced GMDB	1.80%	2.40%

	Original Contract (which includes the Traditional GMIB)	Original Contract with Enhanced GMIB	May 2003 Contract without a PRIME Benefit	May 2003 Contract with the Traditional PRIME Benefit	May 2003 Contract with the Enhanced PRIME Benefit
Traditional GMDB	1.40%	1.70%	1.50%	1.70%	2.20%
Earnings Protection GMDB	1.60%	1.90%	1.80%	2.00%	2.45%
Enhanced GMDB	1.70%	1.90%	1.80%	1.95%	2.40%

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.50% for the most recently offered Allianz Alterity Contract and the May 2003 Contract and 1.40% for the Original Contract.

The M&E charge and administrative charge for Allianz Rewards can be summarized as follows:

The Allianz Rewards Contract was launched in May 2000 and sales were discontinued in May 2010. The most recently offered Allianz Rewards Base Contract automatically provided a bonus of 4% to 8% on each purchase payment received before age 81. The bonus is subject to a three-year vesting schedule. The most recently offered Allianz Rewards Base Contract provided a Traditional GMDB, where the death benefit is the greater of current contract value or total purchase payments adjusted for partial withdrawals. An owner could instead select the Enhanced GMDB), the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. The most recently offered Allianz Rewards Contract also provided an optional PRIME Plus Benefit, which included a GMIB and a GPWB.  The PRIME Plus Benefit provided a guaranteed minimum fixed income stream and was designed for owners who wanted flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

There are also three older versions of the Allianz Rewards Contract. The Original Contract was first offered in May 2000. The primary difference between the Original Contract and the most recently offered Contract is the M&E charge for the Original Contract, without any optional benefits, is lower than the most recently offered Contract.  The Original Contract also offered a choice of either the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or Enhanced PRIME Benefit (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3% or 7%). Both PRIME Benefits included a GMIB and a GPWB. The September 2002 Contract without any optional benefits had the same M&E charge as the Original Contract, but the September 2002 Contract only offered an Enhanced GMIB for an additional charge (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 5%), but did not offer a PRIME Benefit. The May 2003 Contract

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

replaced both the Original Contract and the September 2002 Contract. The May 2003 Contract also offered a choice of either the Traditional PRIME Benefit or Enhanced PRIME Benefit that were available on the Original Contract, but the charge for these features was higher than for the Original Contract.

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:

	May 2003 Contract without a PRIME Benefit	May 2003 Contract with the Traditional PRIME Benefit	May 2003 Contract with the Enhanced PRIME Benefit	Most recently offered Base Contract	Most recently offered Contract with the PRIME Plus Benefit
Traditional GMDB	1.70%	1.90%	2.40%	1.70%	2.40%
Enhanced GMDB	2.00%	2.15%	2.60%	2.00%	2.60%

	Original Contract without a PRIME Benefit	Original Contract with the Traditional PRIME Benefit	Original Contract with the Enhanced PRIME Benefit	September 2002 Contract without the GMIB	September 2002 Contract with the Enhanced GMIB
Traditional GMDB	1.65%	1.85%	2.35%	1.65%	1.95%
Enhanced GMDB	1.85%	2.05%	2.55%	1.95%	2.15%

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.70% for the most recently offered Allianz Rewards Contract and the May 2003 Contract; and the charges are 1.65% for the Original Contract and the September 2002 Contract.

The M&E charge and administrative charge for Allianz Charter can be summarized as follows:

Allianz Charter was launched in January 1999 and sales were discontinued in May 2003. The Allianz Charter contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments less partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the current contract value or the greater of: a) total purchase payments less partial withdrawals, or b) the highest contract anniversary value.

Charges during the Accumulation and Annuity Phases (includes a 0.15% administrative charge) are as follows:

	Charges during the Accumulation Phase	Charges during the Annuity Phase if the owner takes variable annuity payments
Traditional GMDB	1.15%	1.15%
Enhanced GMDB	1.35%	1.15%

The M&E charge for Allianz Charter II can be summarized as follows:

Allianz Charter II was launched in May 2003 and sales were discontinued in May 2005. The Allianz Charter II contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select either the optional Enhanced GMDB, or the optional Earnings Protection GMD). Under the Enhanced GMDB, the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB, the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value.

The Allianz Charter II contract also offered a choice of the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or Enhanced PRIME Benefit (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3% and 7%). The PRIME Benefits include a GPWB and a GMIB. The PRIME Benefits provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB.

M&E charges during the Accumulation Phase are as follows:

	Contracts without a PRIME Benefit	Contracts with the Traditional PRIME Benefit	Contracts with the Enhanced PRIME Benefit
Traditional GMDB	1.75%	1.95%	2.45%
Enhanced GMDB	2.05%	2.20%	2.65%
Earnings Protection GMDB	2.05%	2.25%	2.70%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.75%.

The M&E charge for Allianz Dimensions can be summarized as follows:

Allianz Dimensions was launched in March 2001 and sales were discontinued in May 2002. The Allianz Dimensions contract automatically provided a Return of Principal GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. In all states except Washington, the owner could instead select either the optional Double Principal GMDB, or the Earnings Protection GMDB for an additional charge. Under the Double Principal GMDB the death benefit is the greater of: a) current contract value, b) the highest contract anniversary value, or c) after the fifth Contract Anniversary, double total purchase payments adjusted for partial withdrawals. Under the Earnings

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

Protection GMDB, the death benefit is the current contract value or the greater of: a) the Return of Principal GMDB, or b) contract value plus an additional amount based on the owner’s age and the lesser of either total purchase payments or contract value less total purchase payments. In the state of Washington, the owner could instead select the optional Enhanced GMDB for an additional charge. Under the Enhanced GMDB, the death benefit is the greater of: a) current contract value, b) the highest contract anniversary value, or c) total purchase payments adjusted for partial withdrawals increased annually by 3%.

The Allianz Dimensions contract also automatically included the Guaranteed Value Protection (GVP) through the Guaranteed Principal Protector Benefit (GPP Benefit), or the owner could instead select the Guaranteed Performance Accumulator Benefit (GPA Benefit) that was available under the GVP for an additional charge. However, if the contract was owned by a non-individual or trust, the GVP was not available. The GPP Benefit guaranteed the return of principal adjusted for withdrawals. The GPA Benefit locked in the highest contract value every ten years, with the minimum guarantee of two times the total purchase payments adjusted for partial withdrawals at the 20th Contract Anniversary.

M&E charges during the Accumulation Phase are as follows:
	Return of Principal GMDB	Double Principal GMDB	Earnings Protection GMDB or the Enhanced GMDB
GPP Benefit or no GVP	1.50%	1.80%	1.70%
GPA Benefit	1.70%	2.00%	1.90%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.50%.

The M&E charge for Allianz Elite can be summarized as follows:

Allianz Elite was launched in September of 2006 and sales were discontinued in December 2007. Allianz Elite featured a decreasing M&E charge. The M&E charge decreases 0.05% each year for three years beginning in the third contract year, until it has decreased by a total of 0.15% by the fifth contract year. Allianz Elite also offered the optional Short Withdrawal Charge Option that reduced the withdrawal charge period from seven years to four years. The Short Withdrawal Charge Option carried an additional M&E charge of 0.35% for the first seven contract years.

Allianz Elite automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional 0.30% M&E charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%.

Allianz Elite also offered the optional PRIME Plus Benefit, which carried an additional M&E charge. The PRIME Plus Benefit is the only optional benefit that can be selected after the contract is issued and it includes a GPWB and a GMIB. The PRIME Plus Benefit provides a guaranteed minimum fixed income stream and is designed for owners who want flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

M&E charges during the Accumulation Phase are as follows:

	Contracts with no optional benefits	Contracts with the Short Withdrawal Charge Option	Contracts with the PRIME Plus Benefit*	Contracts with Short Withdrawal Charge Option and the PRIME Plus Benefit*
Traditional GMDB	1.15% decreasing to 1.00% by the 5th contract year	1.50% decreasing to 1.35% by the 5th contract year and then decreasing to 1.00% by the 8th contract year	1.85% decreasing to 1.70% by the 5th contract year	2.20% decreasing to 2.05% by the 5th contract year and then decreasing to 1.70% by the 8th contract year
Enhanced GMDB	1.45% decreasing to 1.30% by the 5th contract year	1.80% decreasing to 1.65% by the 5th contract year and then decreasing to 1.30% by the 8th contract year	2.05% decreasing to 1.90% by the 5th contract year	2.40% decreasing to 2.25% by the 5th contract year and then decreasing to 1.90% by the 8th contract year

*Assumes the PRIME Plus Benefit is selected at contract issue.

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.00%.

The M&E charge for Allianz Custom Income can be summarized as follows:

Allianz Custom Income was launched in January 2006 and sales were discontinued in December 2007. Allianz Custom Income automatically provided a Traditional GMDB for no additional charge where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. Allianz Custom Income also automatically provides the Total Income Package (TIP) of benefits for an additional M&E charge unless the owner elects otherwise at Contract issue. The TIP includes the Increasing Withdrawals Benefit (IWB), the Withdrawals Plus Benefit (WPB), and the Lifetime Income Benefit (LIB). The IWB guarantees a minimum amount of income in the form of partial withdrawals, and the maximum amount that you are able to withdraw can increase each year. The WPB guarantees a minimum amount of lifetime income in the form of partial withdrawals and continued access to Contract Value. The LIB provides lifetime income in the form of Annuity Payments that are guaranteed never to be less than the initial payment made, and the payment amount can increase based on the performance of the Investment Options as frequently as every year. The LIB also provides a Liquidation Value that is available for Excess Withdrawals and/or payment of a death benefit for a limited period of time.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

M&E Charges during the Accumulation and Annuity Phase are as follows:

	For Contracts with the TIP	For Contracts without the TIP
During the Accumulation Phase	2.20%	1.45%
During the Annuity Phase under the LIB	2.20%	N/A
During the Annuity Phase under Traditional Annuity Payments	1.45%	1.45%

The M&E charge for Allianz High Five can be summarized as follows:

The Allianz High Five was launched in October 2002 and sales were discontinued in March 2009. The Allianz High Five February 2007 Contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

The February 2007 Contract also automatically provided Living Guarantees unless the owner elected otherwise at Contract issue. The Living Guarantees include the Guaranteed Account Value Benefit (GAV Benefit), the GMIB and the Guaranteed Withdrawal Benefit (GWB). There are no additional fees or charges associated with the Living Guarantees. However, the contract value is monitored daily and systematically transfer amounts between the selected investment options and the Fixed Period Accounts (FPAs) to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a Market Value Adjustment (MVA). The MVA formula compares the interest rates credited at the time of investment, to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA can be either positive or negative, depending on the rates that are currently being credited on the FPAs.

The GAV Benefit guarantees that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or the owner takes a Full Annuitization, the contract value will be at least equal to an amount called the GAV from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of contract issue. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent contract anniversaries, and does not lock in any investment gains until at least five years after they occur. The GMIB guarantees a minimum level of income through annuity payments after the fifth contract year. The GWB guarantees a minimum level of income through partial withdrawals.

There are also three older versions of the Allianz High Five Contract. The Original Contract first became available in September 2002. There are two versions of the Original Contract: one was issued before June 22, 2007 and the other was first offered on or after June 22, 2007. The primary difference between the February 2007 Contract and the Original Contract is the Original Contract had fewer restrictions on the availability of certain features and benefits. The May 2005 Contract was replaced by the February 2007 Contract. The primary difference between the February 2007 Contract and the May 2005 Contract is the M&E charge.

M&E charges during the Accumulation Phase are as follows:

	February 2007 Contract and Original Contract issued on or after June 22, 2007	May 2005 Contract and Original Contract issued before June 22, 2007
Traditional GMDB	1.25%	1.40%
Enhanced GMDB	1.45%	1.60%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.25% for the February 2007 Contract and the Original Contract issued on or after June 22, 2007 and are 1.40% for the Original Contract issued before June 22, 2007 and the May 2005 Contract.

The M&E charge and administrative charge for Allianz High Five Bonus can be summarized as follows:

The Allianz High Five Bonus was launched in April 2004 and sales were discontinued in March 2009. The Allianz High Five Bonus May 2007 Contract automatically provides a bonus of 3% to 7% on each purchase payment received before age 81. The bonus is subject to a three-year vesting schedule. The Allianz High Five Bonus Contracts also automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead elect the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five Bonus also automatically provides Living Guarantees. The Living Guarantees include the GAV Benefit, the GMIB and the GWB. There are no additional fees or charges associated with the Living Guarantees. However, the contract value is monitored daily and systematically transfer amounts between your selected Investment Options and the FPAs to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a MVA. The MVA formula compares the interest rates credited at the time of investment to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA can be either positive or negative depending on the rates that are currently being credited on the FPAs.

The GAV Benefit guarantees that beginning on your fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or you begin receiving annuity payments, your contract value will be at least equal to the GAV from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of Contract issue. The GAV is recalculated on each Contract Anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent contract anniversaries, and does not lock in any

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

investment gains until at least five years after they occur. The GMIB guarantees a minimum level of income through annuity payments after the fifth contract year. The GWB guarantees a minimum level of income through partial withdrawals.

There were also two older versions of the Allianz High Five Bonus Contract. The Original Contract first became available in April 2004 and was replaced in nearly all states by the May 2005 Contract. The May 2005 Contract was replaced by the May 2007 Contract and sales were discontinued in March 2009. The primary difference between the May 2007 Contract and the Original and May 2005 Contracts are the length of the withdrawal charge period. Original and May 2005 Contracts have a ten-year withdrawal charge period and the May 2007 Contract has a nine-year withdrawal charge period. The primary difference between the Original Contract and May 2005 Contract is that Original Contracts have no waiting period on the exercise of the GWB and there are no restrictions on allocations of Purchase Payments to the FPAs.

Charges during the Accumulation Phase (includes a 0.15% administrative charge) are as follows:

Charges
Traditional GMDB	1.70%
Enhanced GMDB	1.90%

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.70%.

The M&E charge for Allianz High Five L can be summarized as follows:

The Allianz High Five L was launched in April 2005 and sales were discontinued in March 2009. Allianz High Five L May 2007 Contract automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead elect the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five L also offered optional Living Guarantees. The Living Guarantees include the GWB and either the Guaranteed Principal Value Benefit (GPV Benefit) or the GAV Benefit. There is no additional fee or charge for the Living Guarantees with the GPV Benefit; however, there is an additional M&E charge for selecting the GAV Benefit. In addition, the contract value is monitored daily and systematically transfer amounts between your selected investment options and the FPAs to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a MVA. The MVA formula compares the interest rates credited at the time of investment to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA can be either positive or negative depending on the rates that are currently being credited on the FPAs.

The GPV and GAV Benefits guarantee that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or the owner takes a Full Annuitization, the contract value will be at least equal to an amount called the GPV or GAV from five years ago, reduced by subsequent withdrawals. The GPV and GAV are initially equal to the purchase payments received within 90 days of contract issue. The GPV is recalculated on each contract anniversary to equal the previous GPV adjusted for subsequent Purchase Payments and partial withdrawals. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent Purchase Payments and partial withdrawals, or b) the current contract value. The GPV and GAV Benefits do not provide any protection until the fifth and subsequent contract anniversaries, and the GAV does not lock in any investment gains until at least five years after they occur. The GWB guarantees a minimum level of income through partial withdrawals.

There was also an older version of the Allianz High Five L Contract. The Original Contract first became available in April 2005. The primary difference between the May 2007 Contract and the Original Contract is the length of the withdrawal charge period. The Original Contract had a three-year withdrawal charge period and the May 2007 Contract has a four-year withdrawal charge period.

M&E charges during the Accumulation Phase are as follows:

	Traditional GMDB	Enhanced GMDB
No Living Guarantees or Living Guarantees with the GPV Benefit	1.65%	1.85%
Living Guarantees with the GAV Benefit	1.75%	1.95%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.65%.

The M&E charge and administrative charge for Allianz Valuemark II and Allianz Valuemark III can be summarized as follows:

Allianz Valuemark II was launched in January 1989 and sales were discontinued in June 1994. Allianz Valuemark III was launched in June 1994 and sales were discontinued in February 1997. The Allianz Valuemark II and Allianz Valuemark III Contracts automatically provided a death benefit of the contract value less any withdrawal charge or contract maintenance charge, or the greater of: a) total purchase payments less partial withdrawals increased by 5% each year, or b) the highest Contract Value from any sixth Contract Anniversary.

Charges during the Accumulation Phase and during the Annuity Phase if the owner takes variable annuity payments (includes a 0.15% administrative charge) are 1.40%.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

The M&E charge and administrative charge for Allianz Valuemark IV can be summarized as follows:

The Allianz Valuemark IV Original Contract was launched in February of 1997 and was replaced by the May 2003 Contract. For Original Contracts that did not have an Enhanced Death Benefit Endorsement (EDB Endorsement), the death benefit was the contract value. Before July 1999, Original Contracts with an EDB Endorsement included Death Benefit Option 1 (DB Option 1). If owners are age 80 or older, the death benefit under DB Option 1 is based on the greater of contract value or purchase payments less withdrawals. If owners are age 79 or younger, the death benefit under DB Option 1 is based on the contract value or the greater of: a) total purchase payments adjusted for partial withdrawals increased annually by 5%, or b) the highest contract value from any sixth contract anniversary. Beginning in July 1999, the owner could instead select Death Benefit Option 2 (DB Option 2). If owners are age 80 or older, the death benefit under DB Option 2 is based on the greater of contract value or purchase payments less withdrawals. If owners are age 79 or younger, the death benefit under DB Option 2 is based on the contract value or the greater of: a) total purchase payments less partial withdrawals, or b) the highest contract anniversary value. Beginning in November 2001, the owner could select for an additional charge the Earnings Protection GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The Original Contract also offered a choice of optional GMIBs for an additional charge. The GMIBs provide guaranteed minimum annuity payments during the Annuity Phase. GMIB Option 1 provided a GMIB value of the greater of: a) total purchase payments adjusted for partial withdrawals increased annually by 5%, or b) the highest contract value from any sixth contract anniversary. GMIB Option 2 provided a GMIB value of the greater of: a) total purchase payments adjusted for partial withdrawals, or b) the highest contract anniversary value.

The May 2003 Contract was launched in May 2003 and sales were discontinued in May 2007. The May 2003 Contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select either the optional Enhanced GMDB, or the Earnings Protection GMDB. Under the Enhanced GMDB the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The May 2003 Contract also offered an optional Traditional GMIB for an additional charge where the GMIB value is total purchase payments adjusted for partial withdrawals.

Charges during the Accumulation Phase (includes a 0.15% administrative charge) are as follows:

	Original Contracts without a GMIB	Original Contracts with a GMIB	May 2003 Contracts without the Traditional GMIB	May 2003 Contracts with the Traditional GMIB
Without the EDB Endorsement	1.49%	1.79%	N/A	N/A
With DB Option 1 or DB Option 2	1.49%	1.79%	N/A	N/A
Traditional GMDB	N/A	N/A	1.75%	1.90%
Enhanced GMDB	N/A	N/A	2.05%	2.15%
Earnings Protection GMDB	1.59%	1.89%	2.05%	2.20%

The charges during the Annuity Phase if the owner takes variable annuity payments under the May 2003 Contract are 1.75%, and under the Original Contract the charges are 1.40%.

The M&E charge and administrative charge for Allianz Valuemark Income Plus can be summarized as follows:

Allianz Valuemark Income Plus was launched in July 1994 and sales were discontinued in May 2006. The Allianz Valuemark Income Plus was an immediate single payment annuity. The M&E Charges if the owner took variable annuity payments (includes a 0.15% administrative charge) are 1.40%.

The M&E charge for Allianz Vision can be summarized as follows:

The Allianz Vision Contract was launched in June 2007, and included the following optional benefits: Lifetime Plus Benefit, Quarterly Value Death Benefit, Bonus Option and Short Withdrawal Charge Option. In November 2007, Lifetime Plus II Benefit and the No Withdrawal Charge Benefit became available. In March 2008, Target Date Retirement Benefit became available. In July 2008, Lifetime Plus 10 Benefit became available. In January 2009, Target Date Retirement Benefit was replaced with Target Date 10 Benefit, Lifetime Plus Benefit was discontinued and the additional M&E charge for Lifetime Plus II and Lifetime Plus 10 Benefits increased. In March 2009, all optional benefits were discontinued except Bonus Option, Short Withdrawal Charge Option and Quarterly Value Death Benefit. In August 2009, No Withdrawal Charge Option again became available and Investment Protector and Income Protector also became available. Investment Protector and Income Protector have a separate rider charge based on the Target Value or Benefit Base, rather than an additional M&E charge.

Allianz Vision Base Contract provides a Traditional Death Benefit or the owner can instead select Quarterly Value Death Benefit for an additional M&E charge, which locks in the highest contract value from any quarterly anniversary. Quarterly Value Death Benefit also requires selection of Investment Protector or Income Protector, for Contracts issued May 1, 2010 and after. The Contract also allows the owner to select at issue for an additional M&E charge either: a) Bonus Option that provides a 6% bonus that is subject to a three year vesting schedule and increases the withdrawal charge period from seven years to nine years, b) Short Withdrawal Charge Option that shortens the withdrawal charge period from seven years to four years, or c) No Withdrawal Charge Option that eliminates the withdrawal charge.

The current No Withdrawal Charge Option also requires selection of Investment Protector or Income Protector. The prior No Withdrawal Charge Option that was available before August of 2009 required selection of a Target Date Benefit or a Lifetime Benefit. Investment Protector and the Target Date Benefits provide a future guarantee of contract value. Income Protector and the Lifetime Benefits provide lifetime income and continued access to both contract value and a death benefit for a period of time, as opposed to annuity payments that provide higher periodic lifetime income payments but eliminate both contract value and the death benefit.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

M&E and Rider Charges during the Accumulation Phase are as follows:

Contract Annual Expenses	Charges
M&E Charges
Base contract	1.40%
Additional charges for optional benefits:
Quarterly Value Death Benefit	0.30%
Bonus Option	0.30%
Short Withdrawal Charge Option	0.25%
No Withdrawal Charge Option	0.35%
Target Date 10 Benefit	0.55%
Target Date Retirement Benefit	0.40%
Lifetime Plus Benefit:
Single Lifetime Plus Payments	0.70%
Joint Lifetime Plus Payments	0.85%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (issued 1/26/2009and after):
Single Lifetime Plus Payments	0.95%
Joint Lifetime Plus Payments	1.10%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (issued before 1/26/2009):
Single Lifetime Plus Payments (1)	0.80%
Joint Lifetime Plus Payments (2)	0.95%
Rider Charges
Investment Protector (08.09)	0.80%
Investment Protector (05.11)	0.90%
Income Protector:
Single Lifetime Plus Payments	1.05%
Joint Lifetime Plus Payments	1.20%

(1) On the Benefit Date the current M&E charge reduces to 0.70%
(2) On the Benefit Date the current M&E charge reduces to 0.85%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.40% for a Contract without the Bonus Option, and 1.70% for a Contract with the Bonus Option.

The M&E charge for Allianz Connections can be summarized as follows:

The original Allianz Connections was launched in November 2007 and sales were discontinued in August 2009. The initial version included the optional Lifetime Plus II Benefit and Quarterly Value Death Benefit. In July 2008, Short Withdrawal Charge Option, No Withdrawal Charge Option, Target Date Retirement Benefit and Lifetime Plus 10 Benefit became available. In January 2009, the Target Date Retirement Benefit was replaced with Target Date 10 Benefit and the additional M&E charge for Lifetime Plus II and Lifetime Plus 10 Benefits increased. In March 2009, all optional benefits were discontinued except Short Withdrawal Charge Option and Quarterly Value Death Benefit. In May 2011, a new version of Connections was launched. This version includes the Short Withdrawal Charge Option, No Withdrawal Charge Option, Quarterly Value Death Benefit, Income Protector and Investment Protector.

Both versions of the Allianz Connections Base Contract provide a Traditional Death Benefit or the owner could instead select Quarterly Value Death Benefit for an additional M&E charge, which locked in the highest contract value from any quarterly anniversary. Both Contracts also allow the owner to select at issue for an additional M&E charge either: a) Short Withdrawal Charge Option that shortens the withdrawal charge period from seven years to four years, or b) No Withdrawal Charge Option that eliminates the withdrawal charge.

The original Allianz Connections No Withdrawal Charge Option also required selection of a Target Date Benefit or a Lifetime Benefit. The new Allianz Connections No Withdrawal Charge Option and Quarterly Value Death Benefit also require selection of Income Protector or Investment Protector. The Target Date Benefits and Investment Protector provide a future guarantee of contract value. The Lifetime Benefits and Income Protector provide lifetime income and continued access to both Contract Value and a death benefit for a period of time, as opposed to Annuity Payments that provide higher periodic lifetime income payments but eliminate both contract value and death benefit.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

M&E and Rider Charges during the Accumulation Phase are as follows:

Contract Annual Expenses	Charges
M&E Charges
Base contract	1.15%
Additional charges for optional benefits:
Quarterly Value Death Benefit	0.30%
Short Withdrawal Charge Option	0.45%
No withdrawal Charge Option	0.60%
Target Date 10 Benefit	0.55%
Target Date Retirement Benefit	0.40%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (issued 1/26/2009 and after):
Single Lifetime Plus Payments	0.95%
Joint Lifetime Plus Payments	1.10%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (issued before 1/26/2009):
Single Lifetime Plus Payments (1)	0.80%
Joint Lifetime Plus Payments (2)	0.95%
Rider Charges
Income Protector:
Single Lifetime Plus Payments	1.10%
Joint Lifetime Plus Payments	1.25%
Investment Protector	0.95%

(1) On the Benefit Date the current M&E charge reduces to 0.70%
(2) On the Benefit Date the current M&E charge reduces to 0.85%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.15%.

The Allianz Retirement Pro can be summarized as follows:

The Allianz Retirement Pro was launched in January 2011. The contract offers the Base Account which provides tax deferral and a larger selection of Investment Options and the Income Advantage Account for those who want a protected value than can be used for guaranteed lifetime withdrawals (Income Advantage Payments), and has a guaranteed death benefit (Income Advantage Death Benefit). There is no withdrawal charge for this contract.

A Base Account fee applies if you allocate to the Base Account and is calculated and accrued on a daily basis, at an annualized rate of 0.30% of the Base Account Investment Options’ net asset value. An Income Advantage Account fee applies and is deducted from your Income Advantage Account Value during the Accumulation and Income Phase while your Income Advantage Account Value is positive. The fee is an annualized rate that is accrued on a daily basis as a percentage of the Benefit Base. The current fee is 1.00% for single Income Advantage Payments and 1.15% for joint Income Advantage Payments.

Contract Based Expenses

A contract maintenance charge is paid by the contract owner annually from each deferred annuity contract by liquidating accumulation units at the end of the contract year and at the time of full surrender. During the Annuity Phase, a portion of this charge is deducted from each annuity payment. The amount of the charge is $30 each year for Allianz Valuemark II and III, and Allianz Valuemark IV contracts; $40 for Allianz Alterity, Allianz Charter, Allianz Dimensions, Allianz High Five, Allianz High Five Bonus, Allianz High Five L and Allianz Rewards contracts, $50 for Allianz Charter II, Allianz Elite, Allianz Connections and Allianz Vision contracts; and $75 for Allianz Retirement Pro. There is no separate maintenance charge for Allianz Custom Income and Allianz Valuemark Income contracts. The contract maintenance charge is not assessed if the Contract Value is at least $100,000 for Allianz Alterity, Allianz Charter, Allianz Elite, Allianz Valuemark II and Allianz Valuemark III, Allianz Vision, Allianz Connections, and Allianz Retirement Pro contracts; $75,000 for Allianz Rewards, Allianz Charter II, Allianz High Five, Allianz High Five Bonus and Allianz High Five L contracts; and $50,000 for Allianz Dimensions and Allianz Valuemark IV contracts. Contract maintenance charges paid by the owners during the years ended December 31, 2011 and 2010, were $5,531,000 and $5,450,000, respectively. These charges are reflected in the Statements of Changes in Net Assets as contract maintenance charges.

A rider charge is assessed during the Accumulation Phase for Allianz Vision contracts with Investment Protector or Income Protector, which were made available with the contract in August 2009 and for Allianz Connections contracts, which were made available in May, 2011. Investment Protector is designed for persons who are concerned about market fluctuations and want the benefit of a level of protection for the principal invested regardless of how the market performs. The Investment Protector accomplishes this by periodically locking in a portion of any anniversary investment gains effective as of a future date. To realize this benefit, the owner must continue to hold the Contract until the future date. Income

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

Protector is designed for those who want both a guaranteed level of lifetime income (called Lifetime Plus Payments) that can begin shortly after selection of the benefit if certain age restrictions are met, and continued access to both contract value and a death benefit for a period of time.

The rider charge is an annualized rate that is accrued on a daily basis as a percentage of the Target Value under Investment Protector, or as a percentage of the Benefit Base under Income Protector. The rider charge is calculated daily beginning on the day after the rider effective date. The rider charge is assessed quarterly and deducted for each quarter on the earlier of the following: at the end of the last business day immediately before the quarterly anniversary; or when the final rider charge is deducted. The rider charge reduces the contract value (and bonus value, if applicable), but not any of the guaranteed values under the optional benefits (for example, it does not reduce the Target Value or Benefit Base). For Allianz Vision, the charge deducted for Investment Protector was 0.80%. The current charge deducted for Investment Protector (as of May 2010) is 0.90%. The current charge deducted for Income Protector is 1.05% for single Lifetime Plus Payments and 1.20% for joint Lifetime Plus Payments. For Allianz Connections, the current charge deducted for Investment Protector is 0.95%. The current charge deducted for Income Protector is 1.10% for single Lifetime Plus Payments and 1.25% for joint Lifetime Plus Payments.

A withdrawal charge is deducted during the Accumulation Phase at the time of withdrawal on Allianz Alterity, Allianz Charter II, Allianz Dimensions, Allianz Elite, Allianz Connections, Allianz High Five, Allianz High Five Bonus, Allianz High Five L, Allianz Rewards, Allianz Valuemark II, Allianz Valuemark III, Allianz Valuemark IV, and Allianz Vision deferred annuity contracts. If the withdrawal is a partial withdrawal, the charge is deducted from the contract value. If the withdrawal is a full withdrawal, the charge is deducted from the amount withdrawn. The amount of the withdrawal charge is shown below. Allianz Alterity and Allianz Dimensions use the number of complete contract years since a purchase payment was received to determine the withdrawal charge percentage; all other products use the number of complete calendar years since a purchase payment was received. In certain states, the withdrawal charge may be different than what is indicated in the following table.

Withdrawal charges are as follows:

Complete Years Since Payment	Allianz Alterity(1)	Allianz Connections(2&7)	Allianz High Five	Allianz High Five Bonus(3)	Allianz High Five L(4)	Allianz Rewards(5)	Allianz Vision(6,7)
0	7%	8.5%	8%	8.5%	8.5%	8.5%	8.5%
1	6%	8.5%	8%	8.5%	7.5%	8.5%	8.5%
2	5%	7.5%	7%	8.5%	5.5%	8.5%	7.5%
3	4%	6.5%	6%	8%	3%	8.5%	6.5%
4	3%	5%	5%	7%	0%	8%	5%
5	2%	4%	4%	6%	0%	7%	4%
6	0%	3%	3%	5%	0%	6%	3%
7	0%	0%	0%	4%	0%	5%	0%
8	0%	0%	0%	3%	0%	4%	0%
9	0%	0%	0%	0%	0%	3%	0%
10 +	0%	0%	0%	0%	0%	0%	0%

(1)	This is the withdrawal charge for the Current Contract and the May 2003 Contract. The withdrawal charge for the Original Contract is six years, and the charge is 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, and 0%.
(2)
This is the withdrawal charge for the Base Contract. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%. There is no withdrawal charge for a Contract with the No Withdrawal Charge Option.

(3)
This is the withdrawal charge for the Current Contract. The withdrawal charge for the Original Contract and the May 2006 Contract is ten years and the charge is 8.5%, 8.5%, 8.5%, 8.5%, 8%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, and 0%.

(4)	This is the withdrawal charge for the May 2007 Contract. The withdrawal charge for the Original Contract is three years, and the charge is 8.0%, 7.0%, 5.0%, and 0%.
(5)	In Connecticut and New Jersey, the withdrawal charge is 8.5%, 8.5%, 8.0%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, 2.0%, 1.0%, and 0.0% for the time periods referenced.

(6)      This is the withdrawal charge for the Base Contract. The withdrawal charge for the Contract with the Bonus Option in all states except Mississippi is 8.5%, 8.5%, 8.5%, 8.0%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, and 0%. In Mississippi, the withdrawal charge for the Bonus Option Contract is 8.0%, 8.0%, 8.0%, 8.0%, 7.0%, 6.0%, 5.0%, 3.5%, 1.5% and 0% for the time periods referenced. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%. There is no withdrawal charge for a Contract with the No Withdrawal Charge Option.

(7)	In Mississippi, the withdrawal charge for the Base Contract is 8.5%, 7.5%, 6.5%, 5.5%, 5.0%, 4.0%, 3.0%, and 0% for the time periods referenced.

Complete Years Since Payment	Allianz Valuemark II	Allianz Valuemark III	Allianz Valuemark IV	Allianz Elite(8)	Allianz Charter II	Allianz Dimensions	Allianz Custom Income
0	5%	6%	6%	8.5%	8%	8%	8%
1	5%	5%	6%	8.5%	7%	7%	8%
2	4%	4%	6%	7.5%	0%	7%	7%
3	3%	3%	5%	6.5%	0%	6%	6%
4	1.5%	1.5%	4%	5%	0%	5%	5%
5	0%	0%	3%	4%	0%	4%	4%
6	0%	0%	2%	3%	0%	3%	3%
7	0%	0%	0%	0%	0%	0%	0%
8	0%	0%	0%	0%	0%	0%	0%
9	0%	0%	0%	0%	0%	0%	0%
10 +	0%	0%	0%	0%	0%	0%	0%

(8)	This is the withdrawal charge for the Base Contract. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%.

Total withdrawal charges paid by owners during the years ended December 31, 2011 and 2010, were $24,409,010 and $25,236,693 respectively.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

Allianz Dimensions, Allianz Valuemark IV, Allianz Elite, Allianz Alterity, Allianz High Five, Allianz Vision, and Allianz Connections all include a waiver of withdrawal charge benefit for nursing home confinement and/or diagnosis of a terminal illness.

A free withdrawal privilege (or partial withdrawal privilege) is available that allows owners to withdraw a portion of their total purchase payments each year during the Accumulation Phase without incurring a withdrawal charge under the Allianz Valuemark II and III, Allianz Valuemark IV, Allianz Alterity, Allianz Rewards, Allianz High Five Bonus, Allianz High Five, Allianz High Five L, Allianz Dimensions, Allianz Elite, Allianz Vision, Allianz Connections, and Allianz Custom Income contracts that do not include the TIP. The amount that can be withdrawn differs between the contracts. For Allianz Valuemark II and III each year the owner can withdraw 15% of total purchase payments, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Valuemark IV, each year the owner can withdraw 15% of the previous contract anniversaries contract value, less any previous withdrawals taken during the current year that were not subject to a withdrawal charge. For Allianz Dimensions, each year during the first five contract years the owner can withdraw up to 10% of total purchase payments, and the owner can withdraw up to 20% of total purchase payments each year after that. For Allianz Alterity, each year the owner can withdraw 12% of total purchase payments, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Rewards and Allianz High Five Bonus, each year the owner can withdraw 10% of total purchase payments, not including any bonus, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz High Five and Allianz Vision, each year the owner can withdraw 12% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year. For Allianz Elite, Allianz Custom Income, Allianz High Five L and Allianz Connections, each year the owner can withdraw 10% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year.

On Allianz Alterity and Allianz Rewards, under annuity options 2 or 4, partial liquidations of up to 75% of the total liquidation value (less any previously liquidated amounts) are available during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected. On Allianz High Five Original Contracts, Allianz Charter II and Allianz Dimensions, under annuity options 2 or 4, partial liquidations of up to 75% of the total liquidation value (less any previously liquidated amounts) are available once each year beginning five years after the income date during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected.

On Allianz Valuemark Income Plus, under annuity options 2 or 4, partial liquidations of up to 75% of the total withdrawal value (less any previously liquidated amounts) are available once each year after the first contract year during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected. On Allianz Valuemark Income Plus under annuity option 6, owners may also take a liquidation once each year after the fist contract year of up to 100% of the total withdrawal value (less any previously liquidated amounts). The total liquidation value (or total withdrawal value) is equal to the present value of the remaining guaranteed variable traditional annuity payments, to the end of the guaranteed period, using the selected assumed investment rate as the interest rate for the present value calculation, less a commutation fee.

Commutation fee during the Annuity Phase under annuity option 2, 4 or 6 are as follows:
Complete Years Since Income Date	Allianz Alterity	Allianz Rewards	Allianz High Five Original Contracts	Allianz Charter II	Allianz Dimensions	Allianz Valuemark Income Plus
0	5%	7%	N/A	N/A	N/A	5%
1	4%	6%	N/A	N/A	N/A	5%
2	3%	5%	N/A	N/A	N/A	4%
3	2%	4%	N/A	N/A	N/A	3%
4	1%	3%	N/A	N/A	N/A	2%
5	1%	2%	4%	4%	7%	1%
6	1%	1%	3%	3%	6%	1%
7	1%	1%	2%	2%	5%	1%
8	1%	1%	1%	1%	4%	1%
9	1%	1%	1%	1%	3%	1%
10	1%	1%	1%	1%	2%	1%
11+	1%	1%	1%	1%	1%	1%

On Allianz Alterity and Allianz High Five Original Contracts, a withdrawal charge is deducted for liquidations taken during the Annuity Phase under annuity option 6. 100% of the total liquidation value is available annually on Allianz Alterity and Allianz High Five Original Contracts and the withdrawal charge is based on the number of contract years since the payment was received. On Allianz Dimensions, a withdrawal charge is deducted for liquidations taken during the Annuity Phase under annuity option 6. 100% of the total liquidation value is available annually beginning on the fifth Contract Anniversary on Allianz Dimensions.

Withdrawal charge during the Annuity Phase under annuity option 6 are as follows:

Complete Years Since Payment/ Issue Date	Allianz Alterity	Allianz High Five Original Contracts	Allianz Dimensions
0	7%	8%	N/A
1	6%	8%	N/A
2	5%	7%	N/A
3	4%	6%	N/A

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

Complete Years Since Payment/ Issue Date	Allianz Alterity	Allianz High Five Original Contracts	Allianz Dimensions
4	3%	5%	N/A
5	0%	4%	4%
6	0%	3%	3%
7+	0%	0%	0%

Currently, twelve free transfers are permitted each contract year. Thereafter, the fee is $25 per transfer for all products (or 2% of the amount transferred, if less, for Allianz Valuemark II, Allianz Valuemark III, Allianz Valuemark IV, and Allianz Charter). The follow transfers do not count against any free transfers allowed and are not subject to a transfer fee: dollar cost averaging transfers; flexible rebalancing transfers, GAV or GPV Transfers under any High Five Living Guarantees; or quarterly rebalancing transfers for Target Date Benefits, Lifetime Benefits, Investment Protector, Income Protector or Retirement Pro. Fees paid by the contract owners during the years ended December 31, 2011 and 2010 , were $26,146 and $16,797, respectively. Net transfers (to)/from the general account during the years ended December 31, 2011 and 2010, were $(258,738,000) and $(192,757,000), respectively.

Allianz Dimensions has an optional Increased Annuity Payment Benefit that carries an additional charge per $100 of the basic annuity payment, depending on the annuitant’s age and gender; the maximum charge ranges from $0.95 to $9.97. Allianz Dimensions also offered optional Guaranteed Value Protection Benefits (GVPs), which provided either the Guaranteed Principal Protector Benefit or the Guaranteed Performance Accumulator Benefit. During the Accumulation Phase, the GVPs carry an additional charge based on the contract anniversary value that is deducted on the last day of each contract year. If the Dimensional Asset Allocation Model requirements are met, the GVP charge will not be more than 2% for the first ten contract years; otherwise, the GVP charge will not be more than 3% for the first ten contract years. On and after the tenth contract anniversary, the GVP charge can be increased to 5%.

Premium taxes or other taxes payable to a state or other governmental entity may be assessed based on Purchase Payments or amounts applied to Annuity Payments. Allianz Life Insurance Company is responsible for paying these taxes. The Annuity Contract may indicate that the Company deducts this tax from the client’s Contract Value. Currently, the Company does not deduct this tax from the client contracts, although the Company reserves the right to do so in the future.

A rescission is defined as a contract that is returned to the Company by the contract owner and canceled within the free-look period, which is generally 10 days.

3.      FEDERAL INCOME TAXES

Operations of the Variable Account form a part of Allianz Life, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant’s gross income until amounts are received pursuant to an annuity.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

4.      PURCHASES AND SALES OF INVESTMENTS (IN THOUSANDS)

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011, are as follows:

	Cost of Purchases	Proceeds from Sales
Alger American Capital Appreciation Portfolio	$ 12	$ 301
Alger American LargeCap Growth Portfolio	77	613
Alger American MidCap Growth Portfolio	18	755
Alger American SmallCap Growth Portfolio	7	323
AZL Allianz AGIC Opportunity Fund	37,518	54,873
AZL Balanced Index Strategy Fund	113,180	45,796
AZL BlackRock Capital Appreciation Fund	76,979	95,486
AZL Columbia Mid Cap Value Fund	36,457	33,305
AZL Columbia Small Cap Value Fund	22,574	31,001
AZL Davis NY Venture Fund	47,962	87,733
AZL Dreyfus Equity Growth Fund	42,880	65,779
AZL Eaton Vance Large Cap Value Fund	24,710	54,423
AZL Franklin Small Cap Value Fund	40,415	65,133
AZL Franklin Templeton Founding Strategy Plus Fund	193,544	51,358
AZL Fusion Balanced Fund	256,529	143,911
AZL Fusion Conservative Fund	136,245	40,618
AZL Fusion Growth Fund	89,202	177,749
AZL Fusion Moderate Fund	509,304	193,086
AZL Gateway Fund	46,073	17,241
AZL Growth Index Strategy Fund	451,196	99,844
AZL International Index Fund	22,684	15,504
AZL Invesco Equity and Income Fund	188,279	91,516
AZL Invesco Growth and Income Fund	41,415	52,494
AZL Invesco International Equity Fund	43,848	76,745
AZL J.P.Morgan International Opportunities Fund	34,703	70,363
AZL JPMorgan U.S. Equity Fund	22,169	35,200
AZL MFS Investors Trust Fund	22,728	59,733
AZL Mid Cap Index Fund	37,982	28,296
AZL Money Market Fund	1,002,153	997,583
AZL Morgan Stanley Global Real Estate Fund	23,852	27,331
AZL Morgan Stanley Mid Cap Growth Fund	73,934	127,149
AZL Russell 1000 Growth Index Fund	420	204
AZL Russell 1000 Value Index Fund	269	8
AZL S&P 500 Index Fund	66,604	107,707
AZL Schroder Emerging Markets Equity Fund CL 1	1,912	7,208
AZL Schroder Emerging Markets Equity Fund CL 2	53,132	93,505
AZL Small Cap Stock Index Fund	34,423	54,368
AZL Turner Quantitative Small Cap Growth Fund	21,190	29,182
BlackRock Global Allocations V.I. Fund	820,943	161,619
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	64,867	8,936
Columbia Variable Portfolio – Seligman Global Technology Fund	-	710
Davis VA Financial Portfolio	4,987	18,460
Davis VA Real Estate Portfolio	15	49
Davis VA Value Portfolio	5,883	13,400
Fidelity VIP FundsManager 50% Portfolio	16,263	1,318
Fidelity VIP FundsManager 60% Portfolio	48,369	7,040
Franklin Global Real Estate Securities Fund	13,409	21,172

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

	Cost of Purchases	Proceeds from Sales
Franklin Growth and Income Securities Fund	$ 13,713	$ 37,221
Franklin High Income Securities Fund	125,502	115,642
Franklin Income Securities Fund	221,987	199,348
Franklin Large Cap Growth Securities Fund	7,163	26,838
Franklin Rising Dividends Securities Fund	14,257	48,592
Franklin Small Cap Value Securities Fund	2,510	14,231
Franklin Small-Mid Cap Growth Securities Fund	5,645	25,951
Franklin Templeton VIP Founding Funds Allocation Fund	28,030	46,352
Franklin U.S. Government Fund	205,965	189,783
Invesco V.I. Capital Appreciation Fund	34	1,113
Invesco V.I. Core Equity Fund	25	708
Invesco V.I. International Growth Fund	20	791
Invesco Van Kampen LIT Capital Growth Portfolio	4	410
Invesco Van Kampen LIT Growth & Income Portfolio	4	169
Jennison Portfolio	885	2,446
JPMIT International Equity Fund	3	53
JPMorgan Insurance Trust U.S. Equity Portfolio	4	92
Mutual Global Discovery Securities Fund	46,668	546,092
Mutual Shares Securities Fund	70,502	121,536
Oppenheimer Global Securities Fund/VA	2,248	17,792
Oppenheimer High Income Fund/VA	4,462	9,300
Oppenheimer Main Street Fund/VA	1,708	12,759
PIMCO EqS Pathfinder Portfolio	462,450	35,742
PIMCO VIT All Asset Portfolio	198,421	80,195
PIMCO VIT Commodity RealReturn Strategy Portfolio	81,799	70,162
PIMCO VIT Emerging Markets Bond Portfolio	105,278	81,815
PIMCO VIT Global Advantage Strategy Bond Portfolio	36,879	7,502
PIMCO VIT Global Bond Portfolio	82,409	68,951
PIMCO VIT Global Multi-Asset Portfolio	195,428	44,187
PIMCO VIT High Yield Portfolio	266,424	177,862
PIMCO VIT Real Return Portfolio	289,298	166,749
PIMCO VIT Total Return Portfolio	406,901	292,680
PIMCO VIT Unconstrained Bond Portfolio	44,829	6,931
Seligman Small-Cap Value Portfolio	375	67,993
SP International Growth Portfolio	297	1,711
Templeton Foreign Securities Fund	8,172	32,606
Templeton Global Bond Securities Fund	309,517	117,143
Templeton Growth Securities Fund	52,017	85,234

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

5.         CONTRACT TRANSACTIONS – ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)

Transactions in units for each subaccount, excluding units for annuitized contracts, for the years ended December 31, 2011 and 2010, are as follows:

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	-	1	-	-	-	-
Transfers between funds	(5)	(13)	(14)	(23)	(12)	(9)
Surrenders and terminations	(19)	(27)	(46)	(49)	(45)	(37)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	(24)	(39)	(60)	(72)	(57)	(46)

	Alger American SmallCap Growth Portfolio		AZL Allianz AGIC Growth Fund		AZL Allianz AGIC Opportunity Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	-	-	-	75	181	282
Transfers between funds	(8)	-	-	(125)	(565)	(962)
Surrenders and terminations	(27)	(8)	-	(3)	(704)	(689)
Rescissions	-	-	-	-	(1)	(9)
Bonus	-	-	-	1	1	2
Contract Maintenance Charges	-	-	-	-	(3)	(3)
Rider charge	-	-	-	-	(1)	-
Total Net Contract Transactions	(35)	(8)	-	(52)	(1,092)	(1,379)

	AZL Allianz Global Investors Select Fund		AZL Balanced Index Strategy Fund		AZL BlackRock Capital Appreciation Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	-	830	6,210	4,450	2,548	2,353
Transfers between funds	-	(1,073)	906	1,937	(1,279)	(318)
Surrenders and terminations	-	(12)	(659)	(472)	(2,270)	(1,994)
Rescissions	-	(25)	(55)	(64)	(43)	(36)
Bonus	-	7	38	37	11	17
Contract Maintenance Charges	-	-	(5)	(4)	(9)	(10)
Rider charge	-	(5)	(89)	(23)	(23)	(6)
Total Net Contract Transactions	-	(278)	6,346	5,861	(1,065)	6

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

	AZL Columbia Mid Cap Value Fund		AZL Columbia Small Cap Value Fund		AZL Davis NY Venture Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	1,721	1,139	639	425	1,395	1,940
Transfers between funds	(503)	548	(915)	873	(1,566)	(1,892)
Surrenders and terminations	(743)	(479)	(428)	(294)	(3,265)	(2,996)
Rescissions	(15)	(31)	(8)	(10)	(27)	(52)
Bonus	8	8	2	3	4	13
Contract Maintenance Charges	(2)	(2)	(2)	(2)	(13)	(17)
Rider charge	(14)	(3)	(5)	(1)	(15)	(5)
Total Net Contract Transactions	452	1,180	(717)	994	(3,487)	(3,009)

	AZL Dreyfus Equity Growth Fund		AZL Eaton Vance Large Cap Value Fund		AZL Franklin Small Cap Value Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	729	552	803	1,740	563	672
Transfers between funds	(999)	1,479	(1,127)	(1,370)	(906)	241
Surrenders and terminations	(1,786)	(1,334)	(3,167)	(2,241)	(932)	(863)
Rescissions	(26)	(15)	(48)	(16)	(9)	(19)
Bonus	5	4	6	9	3	7
Contract Maintenance Charges	(5)	(7)	(9)	(11)	(4)	(5)
Rider charge	(5)	(1)	(6)	(1)	(4)	(1)
Total Net Contract Transactions	(2,087)	678	(3,548)	(1,890)	(1,289)	32

	AZL Franklin Templeton Founding Strategy Plus Fund		AZL Fusion Balanced Fund		AZL Fusion Conservative Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	10,371	9,567	13,022	14,635	5,236	3,961
Transfers between funds	3,425	2,813	8	2,528	4,116	3,329
Surrenders and terminations	(579)	(106)	(3,476)	(3,005)	(643)	(134)
Rescissions	(195)	(141)	(214)	(290)	(106)	(92)
Bonus	62	75	112	173	52	33
Contract Maintenance Charges	(4)	-	(17)	(15)	(2)	(1)
Rider charge	(179)	(47)	(239)	(79)	(79)	(20)
Total Net Contract Transactions	12,901	12,161	9,196	13,947	8,574	7,076

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

	AZL Fusion Growth Fund		AZL Fusion Moderate Fund		AZL Gateway Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	1,072	2,246	33,637	41,393	1,868	906
Transfers between funds	(5,227)	(2,484)	491	4,205	1,149	635
Surrenders and terminations	(3,909)	(3,767)	(5,364)	(4,065)	(78)	(14)
Rescissions	(51)	(70)	(571)	(706)	(29)	(5)
Bonus	9	23	192	305	12	8
Contract Maintenance Charges	(25)	(30)	(38)	(30)	(1)	-
Rider charge	(6)	(2)	(725)	(275)	(24)	(3)
Total Net Contract Transactions	(8,137)	(4,084)	27,622	40,827	2,897	1,527

	AZL Growth Index Strategy Fund		AZL International Index Fund		AZL Invesco Equity and Income Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	25,849	13,570	900	434	6,287	6,664
Transfers between funds	7,787	2,095	118	513	3,469	751
Surrenders and terminations	(1,534)	(700)	(261)	(240)	(1,697)	(1,000)
Rescissions	(341)	(197)	(9)	(5)	(80)	(84)
Bonus	142	96	4	3	38	47
Contract Maintenance Charges	(9)	(5)	(1)	(1)	(8)	(6)
Rider charge	(304)	(46)	(6)	(1)	(126)	(44)
Total Net Contract Transactions	31,590	14,813	745	703	7,883	6,328

	AZL Invesco Growth and Income Fund		AZL Invesco International Equity Fund		AZL J.P.Morgan International Opportunities Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	1,075	713	792	810	526	690
Transfers between funds	(131)	(493)	(1,403)	(2,335)	(1,137)	(2,028)
Surrenders and terminations	(1,365)	(1,216)	(1,320)	(1,313)	(1,302)	(1,179)
Rescissions	(8)	(29)	(13)	(33)	(8)	(25)
Bonus	4	4	6	6	5	7
Contract Maintenance Charges	(5)	(6)	(5)	(7)	(6)	(7)
Rider charge	(6)	(1)	(6)	(2)	(4)	(1)
Total Net Contract Transactions	(436)	(1,028)	(1,949)	(2,874)	(1,926)	(2,543)

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

	AZL JPMorgan U.S. Equity Fund		AZL MFS Investors Trust Fund		AZL Mid Cap Index Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	488	540	411	577	1,100	479
Transfers between funds	(570)	(525)	(1,732)	(3,561)	(63)	5,695
Surrenders and terminations	(943)	(851)	(1,184)	(1,273)	(322)	(213)
Rescissions	(23)	(15)	(11)	(18)	(8)	(54)
Bonus	3	6	2	5	5	2
Contract Maintenance Charges	(5)	(6)	(5)	(6)	(2)	(1)
Rider charge	(4)	(1)	(3)	(1)	(8)	(2)
Total Net Contract Transactions	(1,054)	(852)	(2,522)	(4,277)	702	5,906

	AZL Money Market Fund		AZL Morgan Stanley Global Real Estate Fund		AZL Morgan Stanley Mid Cap Growth Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	48,200	40,981	716	579	1,250	1,173
Transfers between funds	(31,086)	(31,393)	(613)	455	(2,100)	362
Surrenders and terminations	(14,993)	(12,457)	(593)	(539)	(1,988)	(1,744)
Rescissions	(713)	(614)	(5)	(21)	(14)	(35)
Bonus	343	275	5	6	8	10
Contract Maintenance Charges	(24)	(26)	(2)	(3)	(7)	(8)
Rider charge	(141)	(73)	(5)	(1)	(9)	(3)
Total Net Contract Transactions	1,586	(3,307)	(497)	476	(2,860)	(245)

	AZL Russell 1000 Growth Index Fund		AZL Russell 1000 Value Index Fund		AZL S&P 500 Index Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	22	-	21	-	2,820	2,801
Transfers between funds	(4)	-	3	-	(4,234)	(5,070)
Surrenders and terminations	-	-	(1)	-	(3,209)	(3,304)
Rescissions	-	-	-	-	(26)	(98)
Bonus	-	-	-	-	26	27
Contract Maintenance Charges	-	-	-	-	(14)	(18)
Rider charge	-	-	-	-	(21)	(6)
Total Net Contract Transactions	18	-	23	-	(4,658)	(5,668)

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

	AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2		AZL Small Cap Stock Index Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	343	499	1,666	1,496	1,124	888
Transfers between funds	(103)	(150)	(3,311)	103	(1,658)	236
Surrenders and terminations	(801)	(987)	(1,976)	(1,844)	(1,363)	(1,613)
Rescissions	(1)	-	(15)	(47)	(17)	(24)
Bonus	-	-	8	13	9	10
Contract Maintenance Charges	(2)	(2)	(7)	(8)	(5)	(6)
Rider charge	-	-	(13)	(4)	(6)	(1)
Total Net Contract Transactions	(564)	(640)	(3,648)	(291)	(1,916)	(510)

	AZL Turner Quantitative Small Cap Growth Fund		BlackRock Global Allocations V.I. Fund		Columbia Variable Portfolio – Select Smaller-Cap Value Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	312	305	55,361	46,978	18	-
Transfers between funds	(667)	1,638	9,604	9,761	5,468	-
Surrenders and terminations	(350)	(156)	(3,824)	(2,528)	(509)	-
Rescissions	(2)	(9)	(851)	(606)	-	-
Bonus	2	1	296	320	-	-
Contract Maintenance Charges	(1)	(1)	(29)	(17)	(2)	-
Rider charge	(2)	(1)	(842)	(245)	-	-
Total Net Contract Transactions	(708)	1,777	59,715	53,663	4,975	-

	Columbia Variable Portfolio – Seligman Global Technology Fund		Davis VA Financial Portfolio		Davis VA Real Estate Portfolio
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	-	-	63	126	-	-
Transfers between funds	(22)	(5)	(720)	(757)	-	-
Surrenders and terminations	(66)	(28)	(484)	(430)	(2)	(2)
Rescissions	-	-	(1)	(3)	-	-
Bonus	-	-	1	1	-	-
Contract Maintenance Charges	-	-	(2)	(2)	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	(88)	(33)	(1,143)	(1,065)	(2)	(2)

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

	Davis VA Value Portfolio		Fidelity VIP FundsManager 50% Portfolio		Fidelity VIP FundsManager 60% Portfolio
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	4	35	993	-	3,082	-
Transfers between funds	(277)	(427)	395	-	1,137	-
Surrenders and terminations	(698)	(812)	(20)	-	(35)	-
Rescissions	-	-	(8)	-	(42)	-
Bonus	-	1	8	-	21	-
Contract Maintenance Charges	(2)	(3)	-	-	-	-
Rider charge	-	-	(4)	-	(12)	-
Total Net Contract Transactions	(973)	(1,206)	1,364	-	4,151	-

	Franklin Global Real Estate Securities Fund		Franklin Growth and Income Securities Fund		Franklin High Income Securities Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	21	25	344	294	1,017	1,473
Transfers between funds	(74)	(173)	(148)	(227)	(240)	(82)
Surrenders and terminations	(334)	(344)	(1,223)	(1,334)	(993)	(697)
Rescissions	-	(2)	-	(1)	(22)	(42)
Bonus	-	-	-	-	7	11
Contract Maintenance Charges	(1)	(2)	(3)	(4)	(3)	(3)
Rider charge	-	-	-	-	(23)	(7)
Total Net Contract Transactions	(388)	(496)	(1,030)	(1,272)	(257)	653

	Franklin Income Securities Fund		Franklin Large Cap Growth Securities Fund		Franklin Rising Dividends Securities Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	1,459	799	24	130	39	91
Transfers between funds	(70)	(547)	(210)	(389)	(163)	(318)
Surrenders and terminations	(1,732)	(2,217)	(962)	(913)	(968)	(997)
Rescissions	(24)	(28)	-	(1)	(1)	(1)
Bonus	12	4	-	2	-	-
Contract Maintenance Charges	(6)	(7)	(3)	(4)	(3)	(4)
Rider charge	(4)	-	-	-	-	-
Total Net Contract Transactions	(365)	(1,996)	(1,151)	(1,175)	(1,096)	(1,229)

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

	Franklin Small Cap Value Securities Fund		Franklin Small-Mid Cap Growth Securities Fund		Franklin Templeton VIP Founding Funds Allocation Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	6	26	12	52	883	1,115
Transfers between funds	(165)	(320)	(209)	(231)	(1,675)	(1,781)
Surrenders and terminations	(512)	(511)	(655)	(724)	(1,060)	(922)
Rescissions	-	(1)	-	(1)	(5)	(20)
Bonus	-	-	-	1	6	10
Contract Maintenance Charges	(1)	(2)	(2)	(3)	(6)	(7)
Rider charge	-	-	-	-	(7)	(2)
Total Net Contract Transactions	(672)	(808)	(854)	(906)	(1,864)	(1,607)
	Franklin U.S. Government Fund		Franklin Zero Coupon Fund 2010		Invesco V.I. Capital Appreciation Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	1,137	1,543	-	45	-	-
Transfers between funds	1,073	(351)	-	(2,425)	(22)	(40)
Surrenders and terminations	(1,837)	(1,842)	-	(306)	(141)	(91)
Rescissions	(24)	(23)	-	(2)	-	-
Bonus	6	16	-	1	-	-
Contract Maintenance Charges	(5)	(6)	-	(1)	(1)	(1)
Rider charge	(16)	(6)	-	-	-	-
Total Net Contract Transactions	334	(669)	-	(2,688)	(164)	(132)

	Invesco V.I. Core Equity Fund		Invesco V.I. International Growth Fund		Invesco Van Kampen LIT Capital Growth Portfolio
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	(5)	(12)	(12)	(3)	(12)	(5)
Surrenders and terminations	(55)	(38)	(58)	(13)	(34)	(34)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	(60)	(50)	(70)	(16)	(46)	(39)

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

	Invesco Van Kampen LIT Growth & Income Portfolio		Jennison Portfolio		JPMIT International Equity Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	-	-	2	2	-	-
Transfers between funds	-	-	(15)	1,148	-	-
Surrenders and terminations	(10)	(5)	(115)	(87)	(3)	(3)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	(10)	(5)	(128)	1,063	(3)	(3)

	JPMorgan Insurance Trust U.S. Equity Portfolio		Mutual Global Discovery Securities Fund		Mutual Shares Securities Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	-	-	917	1,840	1,801	2,190
Transfers between funds	(1)	(1)	(20,062)	(587)	(1,353)	(1,089)
Surrenders and terminations	(5)	(5)	(4,108)	(2,646)	(3,555)	(3,931)
Rescissions	-	-	(5)	(24)	(12)	(22)
Bonus	-	-	3	8	5	7
Contract Maintenance Charges	-	-	(4)	(8)	(10)	(12)
Rider charge	-	-	(4)	(2)	(7)	(2)
Total Net Contract Transactions	(6)	(6)	(23,263)	(1,419)	(3,131)	(2,859)

	OpCap Mid Cap Portfolio		Oppenheimer Global Securities Fund/VA		Oppenheimer High Income Fund/VA
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	-	259	2	35	8	14
Transfers between funds	-	(6,690)	(267)	(458)	(419)	(509)
Surrenders and terminations	-	(132)	(823)	(747)	(1,153)	(225)
Rescissions	-	(1)	-	(2)	-	-
Bonus	-	4	-	-	-	-
Contract Maintenance Charges	-	(1)	(2)	(3)	(1)	(1)
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	(6,561)	(1,090)	(1,175)	(1,565)	(721)

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

	Oppenheimer Main Street Fund/VA		PIMCO EqS Pathfinder Portfolio		PIMCO VIT All Asset Portfolio
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	9	62	3,585	53	5,904	5,490
Transfers between funds	(268)	(344)	44,820	198	2,355	3,922
Surrenders and terminations	(899)	(886)	(1,151)	(7)	(1,334)	(1,077)
Rescissions	-	(1)	(8)	(1)	(99)	(75)
Bonus	-	-	2	-	42	46
Contract Maintenance Charges	(3)	(4)	(5)	-	(6)	(5)
Rider charge	-	-	(7)	-	(103)	(30)
Total Net Contract Transactions	(1,161)	(1,173)	47,236	243	6,759	8,271

	PIMCO VIT Commodity RealReturn Strategy Portfolio		PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Advantage Strategy Bond Portfolio
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	1,622	1,330	2,691	3,930	1,830	-
Transfers between funds	(1,358)	45	(860)	2,484	1,132	-
Surrenders and terminations	(1,103)	(986)	(662)	(311)	(20)	-
Rescissions	(20)	(19)	(23)	(77)	(10)	-
Bonus	8	10	23	36	10	-
Contract Maintenance Charges	(4)	(5)	(3)	(2)	-	-
Rider charge	(10)	(3)	(65)	(19)	(6)	-
Total Net Contract Transactions	(865)	372	1,101	6,041	2,936	-

	PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi-Asset Portfolio		PIMCO VIT High Yield Portfolio
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	1,225	1,911	10,446	8,105	5,110	2,987
Transfers between funds	274	183	3,780	4,943	742	2,099
Surrenders and terminations	(750)	(490)	(653)	(132)	(1,523)	(1,109)
Rescissions	(19)	(39)	(152)	(57)	(55)	(84)
Bonus	7	18	59	54	30	28
Contract Maintenance Charges	(3)	(2)	(4)	(1)	(4)	(4)
Rider charge	(29)	(9)	(164)	(40)	(54)	(15)
Total Net Contract Transactions	705	1,572	13,312	12,872	4,246	3,902

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

	PIMCO VIT Real Return Portfolio		PIMCO VIT Total Return Portfolio		PIMCO VIT Unconstrained Bond Portfolio
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	5,747	4,150	9,895	10,941	2,875	-
Transfers between funds	4,066	(391)	(438)	3,044	1,058	-
Surrenders and terminations	(2,225)	(1,957)	(4,804)	(5,190)	(50)	-
Rescissions	(144)	(66)	(165)	(178)	(41)	-
Bonus	51	42	57	77	10	-
Contract Maintenance Charges	(7)	(7)	(14)	(14)	-	-
Rider charge	(69)	(17)	(148)	(46)	(7)	-
Total Net Contract Transactions	7,419	1,754	4,383	8,634	3,845	-

	Seligman Small-Cap Value Portfolio		SP International Growth Portfolio		SP Strategic Partners Focused Growth Portfolio
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	2	15	-	7	-	1
Transfers between funds	(2,367)	(172)	(49)	(140)	-	(1,976)
Surrenders and terminations	(79)	(301)	(143)	(210)	-	(58)
Rescissions	-	(1)	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	(1)	-	(1)	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	(2,444)	(460)	(192)	(344)	-	(2,033)

	Templeton Foreign Securities Fund		Templeton Global Asset Allocation Fund		Templeton Global Bond Securities Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	31	62	-	5	3,673	2,462
Transfers between funds	(233)	(377)	-	(434)	1,187	1,372
Surrenders and terminations	(835)	(923)	-	(701)	(732)	(465)
Rescissions	-	(2)	-	-	(42)	(37)
Bonus	-	1	-	-	20	16
Contract Maintenance Charges	(3)	(4)	-	-	(2)	(2)
Rider charge	-	-	-	-	(39)	(10)
Total Net Contract Transactions	(1,040)	(1,243)	-	(1,130)	4,065	3,336

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

	Templeton Growth Securities Fund		Total All Funds
	2011	2010	2011	2010
Contract Transactions
Purchase payments	1,277	1,396	297,012	260,345
Transfers between funds	(650)	(1,013)	4,261	(16,463)
Surrenders and terminations	(2,263)	(2,641)	(108,542)	(93,226)
Rescissions	(8)	(23)	(4,473)	(4,329)
Bonus	3	4	1,814	1,961
Contract Maintenance Charges	(7)	(9)	(398)	(406)
Rider charge	(5)	(1)	(3,703)	(1,114)
Total Net Contract Transactions	(1,653)	(2,287)	185,971	146,768

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

6.         FINANCIAL HIGHLIGHTS

A summary of units outstanding (in thousands), unit values, net assets (in thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, is as follows:
	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Alger American Capital Appreciation Portfolio
2011	178	$10.12	to	$10.81	$1,795	0.11%	1.15%	to	2.55%	-2.81%	to	-1.44%
2010	202	$10.34	to	$10.99	$2,082	0.39%	1.15%	to	2.55%	11.15%	to	12.72%
2009	241	$9.24	to	$9.77	$2,227	0.00%	1.15%	to	2.55%	47.30%	to	49.37%
2008	266	$6.23	to	$6.56	$1,750	0.00%	1.15%	to	2.55%	-46.52%	to	-45.76%
2007	318	$11.58	to	$12.11	$3,881	0.00%	1.15%	to	2.55%	30.15%	to	32.00%
Alger American LargeCap Growth Portfolio
2011	359	$7.77	to	$8.41	$2,925	1.00%	1.15%	to	2.55%	-2.85%	to	-1.48%
2010	419	$7.96	to	$8.56	$3,487	0.73%	1.15%	to	2.55%	10.53%	to	12.09%
2009	491	$6.95	to	$7.65	$3,662	0.67%	1.15%	to	2.55%	43.86%	to	45.88%
2008	536	$4.74	to	$5.38	$2,797	0.22%	1.15%	to	2.55%	-47.51%	to	-46.77%
2007	644	$9.02	to	$10.11	$6,352	0.35%	1.15%	to	2.55%	16.91%	to	18.57%
Alger American MidCap Growth Portfolio
2011	257	$9.76	to	$11.53	$2,764	0.34%	1.15%	to	2.55%	-10.58%	to	-9.32%
2010	314	$10.91	to	$12.71	$3,756	0.00%	1.15%	to	2.55%	16.38%	to	18.02%
2009	360	$9.37	to	$10.77	$3,661	0.00%	1.15%	to	2.55%	47.88%	to	49.97%
2008	431	$6.34	to	$7.18	$2,941	0.17%	1.15%	to	2.55%	-59.41%	to	-58.83%
2007	537	$15.62	to	$17.45	$8,955	0.00%	1.15%	to	2.55%	28.23%	to	30.05%
Alger American SmallCap Growth Portfolio
2011	45	$7.90	to	$8.43	$359	0.00%	1.15%	to	2.55%	-5.61%	to	-4.29%
2010	80	$8.31	to	$8.83	$681	0.00%	1.15%	to	2.55%	22.14%	to	23.86%
2009	88	$6.34	to	$7.14	$609	0.00%	1.15%	to	2.55%	41.84%	to	43.84%
2008	99	$4.47	to	$4.98	$479	0.00%	1.15%	to	2.55%	-47.95%	to	-47.21%
2007	117	$8.59	to	$9.60	$1,076	0.00%	1.15%	to	2.55%	14.27%	to	15.89%
AZL Allianz AGIC Opportunity Fund
2011	7,561	$11.91	to	$14.39	$96,564	0.00%	0.30%	to	3.15%	-14.27%	to	-11.80%
2010	8,653	$13.81	to	$16.43	$127,843	0.00%	1.00%	to	3.15%	15.10%	to	17.60%
2009	10,032	$11.93	to	$13.91	$127,746	0.00%	1.00%	to	3.15%	53.20%	to	56.53%
2008	8,082	$7.83	to	$8.83	$66,668	0.00%	1.00%	to	3.00%	-48.72%	to	-47.68%
2007	10,188	$15.49	to	$16.91	$163,914	0.00%	1.00%	to	2.95%	5.70%	to	7.80%
AZL Balanced Index Strategy Fund
2011	25,164	$10.64	to	$11.14	$274,789	0.76%	1.00%	to	3.15%	-0.76%	to	1.39%
2010	18,818	$10.71	to	$10.99	$204,179	0.00%	1.00%	to	3.15%	7.07%	to	9.40%
20094	12,957	$10.00	to	$10.04	$129,820	0.00%	1.00%	to	3.15%	0.87%	to	1.28%
AZL BlackRock Capital Appreciation Fund
2011	29,815	$10.40	to	$11.89	$328,076	0.00%	0.30%	to	3.15%	-11.92%	to	-9.38%
2010	30,880	$11.73	to	$13.21	$381,198	0.05%	1.00%	to	3.15%	15.50%	to	18.01%
2009	30,874	$10.15	to	$11.17	$326,427	0.00%	1.00%	to	3.15%	31.25%	to	34.11%
2008	5,342	$7.76	to	$8.30	$42,814	0.00%	1.00%	to	3.00%	-38.26%	to	-37.01%
2007	4,666	$12.70	to	$13.16	$60,239	0.00%	1.00%	to	2.95%	7.68%	to	9.81%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Columbia Mid Cap Value Fund
2011	11,009	$6.69	to	$7.47	$77,581	0.86%	0.30%	to	3.15%	-6.55%	to	-3.86%
2010	10,557	$7.15	to	$7.81	$78,391	0.64%	1.00%	to	3.15%	18.86%	to	21.44%
2009	9,377	$5.97	to	$6.42	$57,894	0.84%	1.00%	to	3.15%	28.20%	to	30.99%
2008	5,241	$4.66	to	$4.90	$25,031	0.56%	1.00%	to	3.00%	-53.57%	to	-52.63%
2007	3,891	$10.11	to	$10.36	$39,787	0.01%	1.00%	to	2.95%	0.82%	to	2.82%
AZL Columbia Small Cap Value Fund
2011	5,296	$8.17	to	$12.13	$58,648	0.73%	0.30%	to	3.15%	-9.11%	to	-6.49%
2010	6,013	$8.82	to	$13.02	$71,518	0.33%	1.00%	to	3.15%	22.02%	to	24.68%
2009	5,019	$7.10	to	$10.42	$48,201	0.28%	1.00%	to	3.15%	20.83%	to	23.45%
2008	4,359	$5.77	to	$8.43	$34,886	0.60%	1.00%	to	3.00%	-34.10%	to	-32.77%
2007	4,688	$11.86	to	$12.55	$57,106	0.25%	1.00%	to	2.95%	-10.92%	to	-9.16%
AZL Davis NY Venture Fund
2011	35,162	$9.22	to	$11.24	$348,143	0.85%	0.30%	to	3.15%	-7.16%	to	-4.49%
2010	38,649	$9.91	to	$11.85	$407,633	2.39%	1.00%	to	3.15%	8.57%	to	10.93%
2009	41,658	$8.96	to	$10.64	$401,845	0.79%	1.00%	to	3.15%	27.74%	to	30.52%
2008	43,169	$7.12	to	$8.10	$326,971	0.94%	1.00%	to	3.00%	-42.26%	to	-41.10%
2007	30,063	$12.51	to	$13.77	$395,443	0.44%	1.00%	to	2.95%	1.11%	to	3.11%
AZL Dreyfus Equity Growth Fund
2011	16,759	$8.67	to	$10.46	$158,438	0.31%	0.30%	to	3.15%	-6.19%	to	-3.48%
2010	18,846	$9.23	to	$10.93	$187,958	0.42%	1.00%	to	3.15%	19.11%	to	21.70%
2009	18,168	$7.67	to	$9.00	$150,833	0.51%	1.00%	to	3.15%	30.58%	to	33.42%
2008	19,264	$5.92	to	$6.75	$121,848	0.29%	1.00%	to	3.00%	-43.36%	to	-42.21%
2007	25,805	$10.64	to	$11.71	$287,472	0.06%	1.00%	to	2.95%	5.57%	to	7.67%
AZL Eaton Vance Large Cap Value Fund
2011	23,875	$8.41	to	$10.36	$217,364	0.93%	0.30%	to	3.15%	-7.41%	to	-4.74%
2010	27,423	$9.06	to	$10.95	$259,905	1.09%	1.00%	to	3.15%	6.42%	to	8.73%
2009	29,313	$8.43	to	$10.02	$266,260	3.12%	1.00%	to	3.15%	22.61%	to	25.27%
2008	31,962	$6.92	to	$7.94	$236,303	2.04%	1.00%	to	3.00%	-38.08%	to	-36.82%
2007	47,291	$11.36	to	$12.59	$564,367	1.45%	1.00%	to	2.95%	-5.08%	to	-3.20%
AZL Franklin Small Cap Value Fund
2011	11,704	$15.28	to	$18.09	$190,356	0.56%	0.30%	to	3.15%	-6.89%	to	-4.21%
2010	12,993	$16.31	to	$19.02	$224,974	0.81%	1.00%	to	3.15%	23.17%	to	25.84%
2009	12,961	$13.14	to	$15.06	$180,301	1.76%	1.00%	to	3.15%	26.56%	to	29.32%
2008	12,991	$10.43	to	$11.59	$142,496	1.14%	1.00%	to	3.00%	-35.69%	to	-34.39%
2007	16,613	$16.45	to	$17.69	$282,993	0.50%	1.00%	to	2.95%	-7.17%	to	-5.33%
AZL Franklin Templeton Founding Strategy Plus Fund
2011	26,043	$10.34	to	$10.79	$277,743	0.22%	0.30%	to	3.15%	-4.87%	to	-2.13%
2010	13,142	$10.86	to	$11.12	$145,135	3.10%	1.15%	to	3.15%	6.61%	to	8.76%
20094	981	$10.19	to	$10.22	$54,234	0.47%	1.15%	to	3.15%	1.84%	to	2.23%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Fusion Balanced Fund
2011	76,424	$10.32	to	$11.91	$853,935	2.47%	0.30%	to	3.15%	-3.97%	to	-1.20%
2010	67,228	$10.75	to	$12.14	$770,299	2.79%	1.00%	to	3.15%	7.63%	to	9.97%
2009	53,281	$10.01	to	$11.01	$558,063	2.03%	1.00%	to	3.15%	22.78%	to	25.45%
2008	33,864	$8.18	to	$8.75	$286,477	2.37%	1.00%	to	3.00%	-29.59%	to	-28.17%
2007	29,873	$11.74	to	$12.20	$357,955	1.37%	1.00%	to	2.95%	3.98%	to	6.04%
AZL Fusion Conservative Fund
2011	16,226	$10.64	to	$11.09	$177,285	1.75%	0.30%	to	3.15%	-2.47%	to	0.34%
2010	7,652	$10.89	to	$11.11	$84,545	0.00%	1.15%	to	3.15%	7.52%	to	9.70%
20094	576	$10.13	to	$10.15	$5,844	2.27%	1.15%	to	3.15%	1.21%	to	1.59%
AZL Fusion Growth Fund
2011	70,470	$9.48	to	$10.84	$699,725	1.78%	0.30%	to	3.15%	-7.38%	to	-4.71%
2010	78,607	$10.20	to	$11.45	$835,941	1.73%	1.00%	to	3.15%	9.40%	to	11.78%
2009	82,691	$9.29	to	$10.22	$797,026	2.21%	1.00%	to	3.15%	28.10%	to	30.88%
2008	81,307	$7.27	to	$7.79	$610,094	1.49%	1.00%	to	3.00%	-40.75%	to	-39.55%
2007	87,486	$12.41	to	$12.90	$1,103,016	0.48%	1.00%	to	2.95%	2.66%	to	4.70%
AZL Fusion Moderate Fund
2011	157,050	$9.85	to	$11.37	$1,680,438	1.81%	0.30%	to	3.15%	-5.84%	to	-3.13%
2010	129,428	$10.47	to	$11.79	$1,444,737	1.82%	1.00%	to	3.15%	8.28%	to	10.63%
2009	88,601	$9.67	to	$10.61	$894,989	2.04%	1.00%	to	3.15%	25.73%	to	28.47%
2008	52,489	$7.75	to	$8.30	$419,531	2.29%	1.00%	to	3.00%	-34.92%	to	-33.60%
2007	66,147	$12.00	to	$12.48	$809,286	0.95%	1.00%	to	2.95%	3.43%	to	5.48%
AZL Gateway Fund
2011	4,424	$9.97	to	$10.31	$45,144	0.00%	0.00%	to	3.15%	-0.13%	to	3.06%
20105	1,527	$10.00	to	$10.10	$15,393	1.39%	1.15%	to	3.15%	-0.15%	to	1.20%
AZL Growth Index Strategy Fund
2011	62,713	$10.70	to	$11.16	$690,163	0.56%	1.00%	to	3.15%	-3.08%	to	-0.98%
2010	31,123	$11.03	to	$11.28	$348,066	0.00%	1.00%	to	3.15%	9.90%	to	12.29%
20094	16,310	$10.03	to	$10.07	$163,917	0.00%	1.00%	to	3.15%	1.39%	to	1.80%
AZL International Index Fund
2011	5,041	$8.57	to	$8.95	$44,076	1.26%	0.00%	to	3.15%	-15.47%	to	-12.78%
2010	4,296	$10.12	to	$10.36	$43,901	0.54%	1.00%	to	3.15%	3.80%	to	6.05%
20094	3,593	$9.73	to	$9.77	$35,015	0.00%	1.00%	to	3.15%	-1.03%	to	-0.62%
AZL Invesco Equity and Income Fund
2011	35,426	$10.84	to	$12.64	$416,347	1.23%	0.30%	to	3.15%	-5.20%	to	-2.47%
2010	27,543	$11.43	to	$12.98	$334,919	1.30%	1.00%	to	3.15%	8.28%	to	10.63%
2009	21,215	$10.56	to	$11.83	$234,086	2.39%	1.00%	to	3.15%	19.04%	to	21.63%
2008	14,294	$8.95	to	$9.74	$133,400	2.66%	1.00%	to	3.00%	-26.17%	to	-24.68%
2007	19,186	$12.23	to	$12.95	$242,363	1.55%	1.00%	to	2.95%	0.05%	to	2.03%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Invesco Growth and Income Fund
2011	15,169	$10.42	to	$12.90	$168,140	0.86%	0.30%	to	3.15%	-4.97%	to	-2.23%
2010	15,605	$10.95	to	$13.22	$184,784	0.87%	1.00%	to	3.15%	8.88%	to	11.25%
2009	16,633	$9.95	to	$11.84	$179,126	2.50%	1.00%	to	3.15%	19.81%	to	22.41%
2008	17,428	$8.37	to	$9.65	$156,857	2.14%	1.00%	to	3.00%	-34.85%	to	-33.53%
2007	23,437	$13.10	to	$14.53	$323,375	1.23%	1.00%	to	2.95%	-0.36%	to	1.62%
AZL Invesco International Equity Fund
2011	17,443	$13.16	to	$15.97	$247,210	0.95%	0.30%	to	3.15%	-10.18%	to	-7.59%
2010	19,392	$14.69	to	$17.40	$302,735	0.46%	1.00%	to	3.15%	9.03%	to	11.40%
2009	22,266	$13.30	to	$15.56	$316,324	1.61%	1.00%	to	3.15%	30.16%	to	32.99%
2008	12,283	$10.31	to	$11.63	$133,883	0.47%	1.00%	to	3.00%	-43.24%	to	-42.09%
2007	15,677	$18.42	to	$20.11	$300,838	0.53%	1.00%	to	2.95%	11.27%	to	13.48%
AZL J.P.Morgan International Opportunities Fund
2011	17,297	$13.19	to	$15.69	$242,631	0.66%	0.30%	to	3.15%	-16.09%	to	-13.67%
2010	19,223	$15.70	to	$18.23	$318,489	0.45%	1.00%	to	3.15%	2.66%	to	4.89%
2009	21,766	$15.16	to	$17.33	$349,516	7.43%	1.00%	to	3.15%	22.40%	to	25.06%
2008	15,447	$12.45	to	$13.83	$202,363	2.02%	1.00%	to	3.00%	-30.68%	to	-29.28%
2007	21,519	$18.22	to	$19.59	$406,292	0.00%	1.00%	to	2.95%	6.61%	to	8.72%
AZL JPMorgan U.S. Equity Fund
2011	12,600	$9.84	to	$11.43	$130,690	0.69%	0.30%	to	3.15%	-5.22%	to	-2.49%
2010	13,654	$10.36	to	$11.80	$148,046	0.57%	1.00%	to	3.15%	9.46%	to	11.84%
2009	14,506	$9.39	to	$10.52	$142,389	0.34%	1.00%	to	3.15%	29.57%	to	32.38%
2008	7,955	$7.28	to	$7.92	$60,030	1.00%	1.00%	to	3.00%	-40.50%	to	-39.29%
2007	10,649	$12.34	to	$13.06	$134,696	0.53%	1.00%	to	2.95%	0.76%	to	2.76%
AZL MFS Investors Trust Fund
2011	14,197	$12.47	to	$14.25	$186,853	0.61%	0.30%	to	3.15%	-5.24%	to	-2.51%
2010	16,719	$13.14	to	$14.68	$229,687	0.13%	1.00%	to	3.15%	7.57%	to	9.91%
2009	20,996	$12.11	to	$13.33	$265,918	0.02%	1.00%	to	3.15%	47.10%	to	50.29%
2008	18,959	$8.28	to	$8.86	$162,427	0.12%	1.00%	to	3.00%	-41.88%	to	-40.71%
2007	13,493	$14.36	to	$14.97	$198,067	0.19%	1.00%	to	2.95%	7.50%	to	9.63%
AZL Mid Cap Index Fund
2011	6,608	$10.01	to	$10.32	$67,251	0.38%	0.00%	to	3.15%	-5.34%	to	-2.32%
20105	5,906	$10.56	to	$10.69	$62,735	0.26%	1.00%	to	3.15%	7.54%	to	9.11%
AZL Money Market Fund
2011	81,711	$8.77	to	$11.33	$811,974	0.00%	0.00%	to	3.15%	-3.09%	to	0.00%
2010	80,125	$9.05	to	$11.44	$807,404	0.01%	1.00%	to	3.15%	-3.09%	to	-0.99%
2009	83,432	$9.34	to	$11.50	$854,706	0.22%	1.00%	to	3.15%	-2.89%	to	-0.78%
2008	91,349	$9.74	to	$11.49	$968,860	2.35%	1.00%	to	3.00%	-0.59%	to	1.42%
2007	53,522	$10.04	to	$11.35	$576,147	4.71%	1.00%	to	2.95%	1.74%	to	3.75%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Morgan Stanley Global Real Estate Fund
2011	8,669	$7.75	to	$8.60	$70,490	3.04%	0.00%	to	3.15%	-12.73%	to	-9.94%
2010	9,166	$8.86	to	$9.62	$84,456	1.80%	1.00%	to	3.15%	17.11%	to	19.66%
2009	8,690	$7.53	to	$8.09	$67,671	1.37%	1.00%	to	3.15%	35.84%	to	38.80%
2008	7,936	$5.55	to	$5.84	$45,174	1.84%	1.00%	to	3.00%	-47.44%	to	-46.37%
2007	7,887	$10.64	to	$10.90	$84,856	0.49%	1.00%	to	2.95%	-11.35%	to	-9.59%
AZL Morgan Stanley Mid Cap Growth fund
2011	22,261	$12.97	to	$16.06	$312,295	0.35%	0.30%	to	3.15%	-9.46%	to	-6.85%
2010	25,121	$14.30	to	$17.27	$387,718	0.00%	1.00%	to	3.15%	28.39%	to	31.18%
2009	25,366	$10.98	to	$13.12	$302,330	0.00%	1.00%	to	3.15%	52.77%	to	56.10%
2008	23,754	$7.27	to	$8.38	$184,718	0.30%	1.00%	to	3.00%	-50.04%	to	-49.03%
2007	29,896	$14.85	to	$16.47	$464,770	0.03%	1.00%	to	2.95%	18.62%	to	20.97%
AZL Russell 1000 Growth Index Fund
2011⁶	18	$11.57	to	$11.61	$203	0.61%	0.00%	to	0.30%	1.61%	to	1.92%
AZL Russell 1000 Value Index Fund
2011⁶	23	$11.07	to	$11.11	$257	1.49%	0.00%	to	0.30%	-0.55%	to	-0.25%
AZL S&P 500 Index Fund
2011	42,549	$6.83	to	$8.60	$347,361	1.19%	1.00%	to	3.15%	-1.59%	to	0.54%
2010	47,207	$6.86	to	$8.57	$387,250	1.42%	1.00%	to	3.15%	11.02%	to	13.43%
2009	52,875	$6.11	to	$7.57	$386,786	0.39%	1.00%	to	3.15%	21.47%	to	24.11%
2008	30,497	$4.97	to	$6.10	$183,421	0.00%	1.00%	to	3.00%	-39.47%	to	-38.24%
2007¹	2,772	$8.16	to	$9.90	$27,330	2.43%	1.00%	to	2.95%	-2.20%	to	-0.91%
AZL Schroder Emerging Markets Equity Fund CL 1
2011	4,120	$9.65	to	$10.02	$31,777	0.96%	1.40%	to	2.20%	-18.89%	to	-18.24%
2010	4,684	$11.90	to	$12.25	$44,813	0.77%	1.40%	to	2.20%	10.16%	to	11.04%
2009	5,324	$10.80	to	$11.03	$46,225	0.35%	1.40%	to	2.20%	68.70%	to	70.06%
2008	4,941	$6.40	to	$6.49	$32,104	0.03%	1.40%	to	2.20%	-52.87%	to	-52.49%
2007¹	24	$13.59	to	$13.65	$335	0.00%	1.40%	to	2.20%	20.41%	to	21.05%
AZL Schroder Emerging Markets Equity Fund CL 2
2011	22,690	$8.28	to	$10.00	$212,566	0.68%	0.00%	to	3.15%	-19.83%	to	-17.27%
2010	26,338	$10.28	to	$12.21	$304,360	0.55%	1.00%	to	3.15%	8.92%	to	11.28%
2009	26,629	$9.40	to	$10.95	$279,662	0.20%	1.00%	to	3.15%	66.45%	to	70.07%
2008	23,473	$5.62	to	$6.43	$146,807	0.16%	1.00%	to	3.00%	-53.31%	to	-52.37%
2007	12,698	$12.00	to	$13.51	$169,313	0.01%	1.00%	to	2.95%	15.62%	to	29.01%
AZL Small Cap Stock Index Fund
2011	15,655	$8.88	to	$9.75	$143,752	0.53%	0.00%	to	3.15%	-2.81%	to	0.29%
2010	17,571	$9.13	to	$9.82	$164,270	0.59%	1.00%	to	3.15%	21.60%	to	24.24%
2009	18,081	$7.47	to	$7.89	$137,478	0.00%	1.00%	to	3.15%	20.97%	to	23.60%
2008	18,486	$6.18	to	$6.38	$116,150	1.30%	1.00%	to	3.00%	-32.99%	to	-31.63%
2007¹	1,245	$9.25	to	$9.34	$11,585	1.09%	1.00%	to	2.95%	-7.67%	to	-6.45%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Turner Quantitative Small Cap Growth Fund
2011	4,117	$9.88	to	$11.14	$42,808	0.04%	0.30%	to	3.15%	-8.32%	to	-5.68%
2010	4,825	$10.75	to	$11.91	$54,210	0.00%	1.00%	to	3.15%	24.84%	to	27.55%
2009	3,048	$8.56	to	$9.35	$27,136	0.00%	1.00%	to	3.15%	27.32%	to	30.09%
2008	2,581	$6.74	to	$7.20	$17,898	0.00%	1.00%	to	3.00%	-45.03%	to	-43.91%
2007	2,653	$12.37	to	$12.86	$33,333	0.00%	1.00%	to	2.95%	2.97%	to	5.01%
BlackRock Global Allocations V.I. Fund
2011	177,308	$9.11	to	$16.68	$1,694,578	2.73%	0.00%	to	3.15%	-6.62%	to	-3.64%
2010	117,593	$9.75	to	$17.58	$1,183,647	1.47%	1.15%	to	3.15%	6.36%	to	8.51%
2009	63,930	$9.17	to	$16.27	$595,355	2.48%	1.15%	to	3.15%	17.17%	to	19.53%
2008²	15,938	$7.83	to	$13.67	$129,553	5.77%	1.15%	to	3.00%	-21.81%	to	-20.83%
Columbia Variable Portfolio – Select Smaller-Cap Value Fund
20117	4,975	$9.71	to	$9.95	$48,707	0.00%	1.15%	to	2.70%	-13.97%	to	-12.89%
Columbia Variable Portfolio – Seligman Global Technology Fund
2011	119	$7.15	to	$7.77	$890	0.00%	1.15%	to	2.55%	-8.12%	to	-6.83%
2010	207	$7.74	to	$8.36	$1,666	0.00%	1.15%	to	2.55%	12.61%	to	14.20%
2009	240	$6.84	to	$7.33	$1,700	0.00%	1.15%	to	2.55%	58.29%	to	60.52%
2008	282	$4.30	to	$4.58	$1,245	0.00%	1.15%	to	2.55%	-41.76%	to	-40.93%
2007	320	$7.34	to	$7.76	$2,408	0.00%	1.15%	to	2.55%	12.52%	to	14.12%
Davis VA Financial Portfolio
2011	4,844	$9.64	to	$12.16	$51,082	1.20%	1.00%	to	3.15%	-10.81%	to	-8.87%
2010	5,987	$10.78	to	$13.34	$70,024	0.80%	1.00%	to	3.15%	7.65%	to	9.99%
2009	7,052	$9.90	to	$12.07	$76,038	0.86%	1.00%	to	3.15%	36.80%	to	39.77%
2008	6,185	$7.29	to	$8.56	$48,716	0.00%	1.00%	to	3.00%	-47.95%	to	-46.90%
2007	6,470	$14.28	to	$16.15	$97,925	0.97%	1.00%	to	2.95%	-8.79%	to	-6.99%
Davis VA Real Estate Portfolio
2011	28	$22.36	to	$25.64	$698	1.31%	1.15%	to	2.55%	6.16%	to	7.65%
2010	30	$21.06	to	$23.88	$682	1.97%	1.15%	to	2.55%	16.68%	to	18.33%
2009	32	$18.05	to	$20.23	$635	2.77%	1.15%	to	2.55%	28.41%	to	30.22%
2008	45	$14.05	to	$15.57	$684	1.66%	1.15%	to	2.55%	-48.25%	to	-47.52%
2007	55	$27.16	to	$29.75	$1,605	3.41%	1.15%	to	2.55%	-17.62%	to	-16.45%
Davis VA Value Portfolio
2011	5,034	$9.77	to	$11.75	$52,978	0.80%	1.15%	to	2.70%	-6.72%	to	-5.27%
2010	6,007	$10.47	to	$12.40	$67,411	1.26%	1.15%	to	2.70%	9.76%	to	11.48%
2009	7,213	$9.54	to	$11.12	$73,314	0.86%	1.15%	to	2.70%	27.66%	to	29.66%
2008	8,426	$7.47	to	$8.58	$67,417	0.84%	1.15%	to	2.70%	-41.92%	to	-41.01%
2007	12,127	$12.86	to	$14.54	$166,627	1.04%	1.15%	to	2.70%	1.84%	to	3.43%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Fidelity VIP FundsManager 50% Portfolio
2011⁶	1,364	$9.78	to	$10.94	$14,484	4.27%	1.15%	to	3.15%	-3.75%	to	-1.81%
Fidelity VIP FundsManager 60% Portfolio
2011⁶	4,151	$9.00	to	$9.80	$39,780	3.38%	1.15%	to	3.15%	-5.21%	to	-3.30%
Franklin Global Real Estate Securities Fund
2011	3,047	$29.48	to	$41.97	$97,726	7.83%	1.15%	to	2.70%	-8.16%	to	-6.73%
2010	3,435	$32.10	to	$45.00	$119,658	2.90%	1.15%	to	2.70%	17.75%	to	19.59%
2009	3,931	$27.26	to	$37.63	$116,520	12.82%	1.15%	to	2.70%	15.91%	to	17.75%
2008	4,126	$23.52	to	$31.96	$114,219	1.18%	1.15%	to	2.70%	-43.93%	to	-43.03%
2007	6,170	$41.95	to	$56.12	$306,481	2.40%	1.15%	to	2.70%	-22.98%	to	-21.76%
Franklin Growth and Income Securities Fund
2011	9,279	$25.24	to	$35.93	$197,927	3.85%	1.00%	to	2.70%	-0.31%	to	1.39%
2010	10,309	$25.32	to	$35.49	$224,185	3.75%	1.00%	to	2.70%	13.57%	to	15.52%
2009	11,581	$22.29	to	$30.77	$224,555	5.10%	1.00%	to	2.70%	23.18%	to	25.30%
2008	9,292	$18.10	to	$24.59	$210,956	3.47%	1.00%	to	2.70%	-36.88%	to	-35.79%
2007	12,181	$28.67	to	$38.36	$439,537	2.39%	1.00%	to	2.70%	-6.29%	to	-4.67%
Franklin High Income Securities Fund
2011	9,693	$20.80	to	$33.26	$259,296	6.48%	0.00%	to	3.15%	1.33%	to	4.56%
2010	9,950	$20.53	to	$32.12	$255,884	6.24%	1.00%	to	3.15%	9.75%	to	12.13%
2009	9,297	$18.70	to	$28.43	$211,406	6.80%	1.00%	to	3.15%	38.27%	to	41.28%
2008	6,104	$14.08	to	$20.15	$107,397	10.38%	1.00%	to	3.00%	-25.65%	to	-24.14%
2007	8,121	$19.89	to	$26.61	$194,157	6.81%	1.00%	to	2.95%	-0.19%	to	1.69%
Franklin Income Securities Fund
2011	19,550	$34.55	to	$53.98	$764,175	5.79%	0.30%	to	3.15%	-0.78%	to	2.08%
2010	19,915	$35.17	to	$53.25	$768,184	6.62%	1.00%	to	3.15%	9.18%	to	11.55%
2009	21,911	$31.50	to	$47.37	$762,870	8.18%	1.00%	to	3.15%	31.39%	to	34.25%
2008	20,324	$24.44	to	$35.34	$633,722	5.67%	1.00%	to	3.00%	-31.74%	to	-30.36%
2007	26,714	$37.99	to	$50.82	$1,236,149	3.51%	1.00%	to	2.95%	0.83%	to	2.72%
Franklin Large Cap Growth Securities Fund
2011	8,703	$15.18	to	$19.35	$113,265	0.76%	1.00%	to	2.70%	-4.12%	to	-2.48%
2010	9,854	$15.83	to	$19.88	$135,484	0.91%	1.00%	to	2.70%	8.62%	to	10.48%
2009	11,029	$14.58	to	$18.02	$141,641	1.51%	1.00%	to	2.70%	26.28%	to	28.44%
2008	9,914	$11.54	to	$14.05	$128,233	1.42%	1.00%	to	2.70%	-36.28%	to	-35.18%
2007	14,370	$18.12	to	$21.71	$293,997	0.81%	1.00%	to	2.70%	3.39%	to	5.17%
Franklin Rising Dividends Securities Fund
2011	8,524	$29.61	to	$40.15	$246,361	1.60%	1.15%	to	2.70%	3.18%	to	4.82%
2010	9,620	$28.70	to	$38.31	$269,969	1.68%	1.15%	to	2.70%	17.43%	to	19.26%
2009	10,849	$24.44	to	$32.12	$262,333	1.59%	1.15%	to	2.70%	14.22%	to	16.04%
2008	10,583	$21.40	to	$27.69	$265,219	1.97%	1.15%	to	2.70%	-29.05%	to	-27.93%
2007	15,529	$30.16	to	$38.42	$549,522	2.48%	1.15%	to	2.70%	-5.29%	to	-3.78%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin Small Cap Value Securities Fund
2011	3,749	$15.28	to	$18.89	$57,602	0.73%	1.15%	to	2.70%	-6.32%	to	-4.86%
2010	4,421	$16.31	to	$19.85	$72,298	0.78%	1.15%	to	2.70%	24.81%	to	26.76%
2009	5,229	$13.07	to	$15.66	$68,848	1.71%	1.15%	to	2.70%	25.72%	to	27.74%
2008	5,689	$10.40	to	$12.27	$64,002	1.22%	1.15%	to	2.70%	-34.81%	to	-33.78%
2007	8,622	$15.95	to	$18.53	$149,192	0.70%	1.15%	to	2.70%	-4.99%	to	-3.50%
Franklin Small-Mid Cap Growth Securities Fund
2011	5,753	$19.46	to	$24.92	$108,501	0.00%	1.15%	to	2.70%	-7.36%	to	-5.92%
2010	6,607	$21.00	to	$26.48	$134,257	0.00%	1.15%	to	2.70%	24.22%	to	26.16%
2009	7,513	$16.91	to	$20.99	$123,720	0.00%	1.15%	to	2.70%	39.75%	to	41.95%
2008	7,460	$12.10	to	$14.79	$102,678	0.00%	1.15%	to	2.70%	-44.03%	to	-43.15%
2007	9,861	$21.62	to	$26.02	$242,499	0.00%	1.15%	to	2.70%	8.26%	to	9.96%
Franklin Templeton VIP Founding Funds Allocation Fund
2011	20,123	$7.38	to	$8.02	$153,708	0.02%	0.30%	to	3.15%	-4.59%	to	-1.84%
2010	21,987	$7.72	to	$8.21	$174,417	2.15%	1.00%	to	3.15%	6.83%	to	9.16%
2009	23,594	$7.21	to	$7.56	$173,591	2.69%	1.00%	to	3.15%	26.21%	to	28.95%
2008	19,846	$5.71	to	$5.87	$114,681	3.51%	1.00%	to	3.00%	-37.77%	to	-36.51%
2007¹	4,548	$9.19	to	$9.26	$41,977	0.00%	1.00%	to	2.95%	-8.25%	to	-7.36%
Franklin U.S. Government Fund
2011	17,576	$20.75	to	$32.62	$475,595	3.14%	0.00%	to	3.15%	2.41%	to	5.68%
2010	17,242	$20.03	to	$31.18	$449,326	3.36%	1.00%	to	3.15%	2.02%	to	4.24%
2009	17,911	$19.63	to	$29.69	$450,582	3.84%	1.00%	to	3.15%	-0.10%	to	2.07%
2008	17,117	$20.45	to	$29.14	$438,305	4.83%	1.00%	to	3.00%	4.40%	to	6.52%
2007	17,323	$20.48	to	$27.40	$429,720	4.94%	1.00%	to	2.95%	2.32%	to	5.54%
Invesco V.I. Capital Appreciation Fund
2011	551	$5.14	to	$6.08	$3,090	0.14%	1.15%	to	2.55%	-10.22%	to	-8.96%
2010	715	$5.73	to	$6.68	$4,445	0.74%	1.15%	to	2.55%	12.58%	to	14.17%
2009	847	$5.09	to	$5.85	$4,645	0.62%	1.15%	to	2.55%	18.03%	to	19.69%
2008	981	$4.31	to	$4.89	$4,594	0.00%	1.15%	to	2.55%	-43.94%	to	-43.15%
2007	1,132	$7.69	to	$8.60	$9,390	0.00%	1.15%	to	2.55%	9.18%	to	10.73%
Invesco V.I. Core Equity Fund
2011	202	$10.07	to	$10.91	$2,133	0.91%	1.15%	to	2.55%	-2.57%	to	-1.20%
2010	262	$10.34	to	$11.04	$2,821	0.97%	1.15%	to	2.55%	6.80%	to	8.30%
2009	312	$9.68	to	$10.20	$3,117	1.79%	1.15%	to	2.55%	25.07%	to	26.83%
2008	364	$7.74	to	$8.04	$2,884	2.01%	1.15%	to	2.55%	-31.90%	to	-30.94%
2007	451	$11.37	to	$11.64	$5,199	1.02%	1.15%	to	2.55%	5.38%	to	6.87%
Invesco V.I. International Growth Fund
2011	57	$9.58	to	$10.48	$556	2.03%	1.15%	to	2.55%	-9.08%	to	-7.80%
2010	127	$9.97	to	$11.37	$1,357	2.29%	1.15%	to	2.55%	10.02%	to	11.57%
2009	143	$9.04	to	$10.19	$1,381	1.48%	1.15%	to	2.55%	31.84%	to	33.70%
2008	168	$6.85	to	$7.62	$1,221	0.54%	1.15%	to	2.55%	-41.88%	to	-41.06%
2007	202	$11.76	to	$12.93	$2,493	0.37%	1.15%	to	2.55%	11.82%	to	13.40%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Invesco Van Kampen LIT Capital Growth Portfolio
2011	194	$7.02	to	$8.15	$1,493	0.00%	1.15%	to	2.55%	-8.74%	to	-7.46%
2010	240	$7.69	to	$8.81	$2,001	0.00%	1.15%	to	2.55%	16.55%	to	18.20%
2009	279	$6.60	to	$7.45	$1,979	0.00%	1.15%	to	2.55%	61.47%	to	63.75%
2008	327	$4.09	to	$4.55	$1,424	0.19%	1.15%	to	2.55%	-50.40%	to	-49.70%
2007	462	$8.24	to	$9.04	$4,019	0.00%	1.15%	to	2.55%	13.69%	to	15.30%
Invesco Van Kampen LIT Growth & Income Portfolio
2011	16	$14.05	to	$15.37	$253	1.11%	1.15%	to	2.55%	-4.47%	to	-3.13%
2010	26	$14.62	to	$15.86	$420	0.00%	1.15%	to	2.55%	9.68%	to	11.23%
2009	31	$13.24	to	$14.26	$446	3.84%	1.15%	to	2.55%	21.24%	to	22.94%
2008	55	$10.85	to	$11.60	$632	2.10%	1.15%	to	2.55%	-33.75%	to	-32.81%
2007	59	$16.27	to	$17.27	$975	1.66%	1.15%	to	2.55%	0.20%	to	1.62%
Jennison Portfolio
2011	935	$10.08	to	$10.34	$9,509	0.00%	1.15%	to	2.70%	-2.74%	to	-1.23%
20105	1,063	$10.36	to	$10.47	$11,051	0.02%	1.15%	to	2.70%	5.74%	to	6.85%
JPMIT International Equity Fund
2011	10	$12.68	to	$12.85	$123	1.98%	1.15%	to	2.55%	-13.67%	to	-12.46%
2010	13	$14.60	to	$14.72	$194	0.00%	1.15%	to	2.55%	4.46%	to	5.93%
2009³	16	$13.88	to	$13.93	$228	1.44%	1.15%	to	2.55%	38.22%	to	39.56%
JPMorgan Insurance Trust U.S. Equity Portfolio
2011	14	$14.75	to	$15.05	$207	1.35%	1.15%	to	2.55%	-4.33%	to	-2.99%
2010	20	$15.32	to	$15.52	$301	0.93%	1.15%	to	2.55%	10.72%	to	12.28%
2009³	26	$13.75	to	$13.82	$357	0.00%	1.15%	to	2.55%	31.47%	to	32.74%
Mutual Shares Securities Fund
2011	29,659	$15.63	to	$21.16	$479,036	2.31%	0.30%	to	3.15%	-4.10%	to	-1.34%
2010	32,790	$16.27	to	$21.60	$547,127	1.59%	1.00%	to	3.15%	7.75%	to	10.09%
2009	35,649	$14.88	to	$19.49	$549,364	1.96%	1.00%	to	3.15%	22.14%	to	24.79%
2008	35,119	$12.33	to	$15.46	$497,934	3.06%	1.00%	to	3.00%	-38.97%	to	-37.74%
2007	49,588	$20.91	to	$24.87	$1,160,544	1.51%	1.00%	to	2.95%	0.45%	to	2.44%
Oppenheimer Global Securities Fund/VA
2011	5,547	$11.31	to	$13.61	$67,438	1.34%	1.15%	to	2.70%	-10.73%	to	-9.34%
2010	6,637	$12.67	to	$15.01	$89,994	1.48%	1.15%	to	2.70%	12.87%	to	14.64%
2009	7,812	$11.22	to	$13.09	$93,465	2.28%	1.15%	to	2.70%	36.05%	to	38.17%
2008	9,271	$8.25	to	$9.47	$81,580	1.69%	1.15%	to	2.70%	-41.79%	to	-40.87%
2007	13,620	$14.17	to	$16.02	$205,533	1.40%	1.15%	to	2.70%	3.47%	to	5.10%
Oppenheimer High Income Fund/VA
2011	1,630	$3.15	to	$3.79	$5,627	12.52%	1.15%	to	2.70%	-4.93%	to	-3.45%
2010	3,195	$3.32	to	$3.93	$11,362	4.14%	1.15%	to	2.70%	11.75%	to	13.50%
2009	3,916	$2.97	to	$3.46	$12,389	0.00%	1.15%	to	2.70%	21.98%	to	23.88%
2008	3,715	$2.43	to	$2.79	$9,566	7.21%	1.15%	to	2.70%	-79.24%	to	-78.92%
2007	2,370	$11.72	to	$13.25	$29,717	7.52%	1.15%	to	2.70%	-2.78%	to	-1.25%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Oppenheimer Main Street Fund/VA
2011	6,036	$8.16	to	$9.82	$52,181	0.89%	1.15%	to	2.70%	-2.67%	to	-1.15%
2010	7,197	$8.39	to	$9.93	$63,734	1.13%	1.15%	to	2.70%	13.01%	to	14.78%
2009	8,370	$7.42	to	$8.65	$65,355	1.94%	1.15%	to	2.70%	24.87%	to	26.82%
2008	9,230	$5.94	to	$6.82	$58,515	1.63%	1.15%	to	2.70%	-40.11%	to	-39.17%
2007	13,154	$9.92	to	$11.22	$139,064	1.04%	1.15%	to	2.70%	1.63%	to	3.22%
PIMCO EqS Pathfinder Portfolio
2011	47,479	$4.34	to	$9.78	$429,270	0.15%	0.30%	to	3.00%	-7.53%	to	-5.00%
20105	243	$10.23	to	$10.35	$2,510	0.00%	1.00%	to	3.00%	3.00%	to	4.39%
PIMCO VIT All Asset Portfolio
2011	29,815	$12.63	to	$15.78	$418,614	7.33%	0.30%	to	3.15%	-1.20%	to	1.65%
2010	23,056	$12.79	to	$15.58	$323,243	7.88%	1.00%	to	3.15%	9.58%	to	11.97%
2009	14,785	$11.67	to	$13.84	$188,459	7.75%	1.00%	to	3.15%	17.80%	to	20.36%
2008	10,475	$9.97	to	$11.52	$114,617	5.55%	1.00%	to	3.00%	-18.34%	to	-16.68%
2007	13,347	$12.67	to	$13.84	$180,302	7.29%	1.00%	to	2.95%	5.27%	to	7.24%
PIMCO VIT Commodity RealReturn Strategy Portfolio
2011	15,816	$9.97	to	$12.35	$164,329	14.18%	0.00%	to	3.15%	-10.42%	to	-7.56%
2010	16,681	$11.05	to	$13.57	$192,780	15.19%	1.00%	to	3.15%	20.66%	to	23.28%
2009	16,309	$9.13	to	$11.07	$155,748	6.22%	1.00%	to	3.15%	37.14%	to	40.12%
2008	12,315	$6.70	to	$7.94	$85,230	4.50%	1.00%	to	3.00%	-45.46%	to	-44.35%
2007	8,897	$12.41	to	$12.87	$112,433	4.81%	1.00%	to	2.95%	19.64%	to	22.01%
PIMCO VIT Emerging Markets Bond Portfolio
2011	13,072	$13.75	to	$25.44	$195,769	5.33%	0.00%	to	3.15%	3.04%	to	6.32%
2010	11,971	$13.34	to	$24.30	$170,834	4.84%	1.00%	to	3.15%	8.69%	to	11.05%
2009	5,930	$12.28	to	$22.00	$76,335	5.87%	1.00%	to	3.15%	26.54%	to	29.29%
2008	3,274	$9.77	to	$10.44	$33,044	6.48%	1.00%	to	3.00%	-17.13%	to	-15.45%
2007	3,644	$11.90	to	$12.37	$44,213	5.82%	1.00%	to	2.95%	2.73%	to	4.76%
PIMCO VIT Global Advantage Strategy Bond Portfolio
2011⁸	2,936	$9.71	to	$9.83	$28,743	0.67%	1.15%	to	3.15%	-2.98%	to	-1.69%
PIMCO VIT Global Bond Portfolio
2011	10,926	$12.23	to	$19.48	$144,226	2.55%	0.00%	to	3.15%	4.25%	to	7.56%
2010	10,221	$11.73	to	$18.39	$127,439	2.72%	1.00%	to	3.15%	8.20%	to	10.55%
2009	8,649	$10.84	to	$16.73	$98,030	3.13%	1.00%	to	3.15%	13.24%	to	15.70%
2008	7,579	$9.62	to	$14.54	$75,572	3.31%	1.00%	to	3.00%	-3.78%	to	-1.84%
2007	5,408	$10.11	to	$10.51	$55,781	3.33%	1.00%	to	2.95%	6.54%	to	8.65%
PIMCO VIT Global Multi-Asset Portfolio
2011	27,276	$10.26	to	$10.71	$288,375	1.91%	0.00%	to	3.15%	-4.77%	to	-1.73%
2010	13,964	$10.77	to	$10.99	$152,775	4.74%	1.15%	to	3.15%	7.90%	to	10.08%
20094	1,092	$9.98	to	$10.02	$10,923	1.05%	1.15%	to	3.15%	0.37%	to	0.75%
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT High Yield Portfolio
2011	22,416	$13.94	to	$17.70	$356,740	6.97%	0.00%	to	3.15%	0.16%	to	3.36%
2010	18,170	$13.92	to	$17.32	$279,787	7.24%	1.00%	to	3.15%	10.95%	to	13.36%
2009	14,268	$12.55	to	$15.30	$193,247	8.66%	1.00%	to	3.15%	36.08%	to	39.04%
2008	9,789	$9.25	to	$11.02	$96,790	7.78%	1.00%	to	3.00%	-25.81%	to	-24.30%
2007	12,978	$12.43	to	$14.58	$173,285	7.03%	1.00%	to	2.95%	0.59%	to	2.48%
PIMCO VIT Real Return Portfolio
2011	33,160	$13.30	to	$21.85	$485,724	2.04%	0.00%	to	3.15%	8.22%	to	11.67%
2010	25,741	$12.29	to	$19.87	$341,921	1.43%	1.00%	to	3.15%	4.76%	to	7.03%
2009	23,987	$11.73	to	$18.67	$299,229	3.10%	1.00%	to	3.15%	14.72%	to	17.22%
2008	19,352	$10.31	to	$16.01	$210,471	3.53%	1.00%	to	3.00%	-9.81%	to	-7.98%
2007	20,669	$11.55	to	$12.41	$249,436	4.72%	1.00%	to	2.95%	7.43%	to	9.56%
PIMCO VIT Total Return Portfolio
2011	63,309	$15.40	to	$19.55	$1,105,286	2.63%	0.00%	to	3.15%	0.41%	to	3.61%
2010	58,926	$15.34	to	$19.09	$997,997	2.41%	1.00%	to	3.15%	4.76%	to	7.04%
2009	50,292	$14.64	to	$17.86	$779,577	5.15%	1.00%	to	3.15%	10.53%	to	12.94%
2008	34,157	$13.43	to	$15.85	$492,177	4.47%	1.00%	to	3.00%	1.70%	to	3.76%
2007	35,646	$13.16	to	$15.29	$505,831	4.85%	1.00%	to	2.95%	5.69%	to	7.67%
PIMCO VIT Unconstrained Bond Portfolio
2011⁸	3,845	$9.70	to	$9.82	$37,631	0.99%	0.00%	to	3.15%	-3.10%	to	-1.05%
SP International Growth Portfolio
2011	1,130	$5.46	to	$6.45	$6,454	0.45%	1.15%	to	2.70%	-17.57%	to	-16.28%
2010	1,322	$6.62	to	$7.70	$9,124	1.21%	1.15%	to	2.70%	10.78%	to	12.51%
2009	1,666	$5.95	to	$6.84	$10,271	1.31%	1.15%	to	2.70%	32.80%	to	34.88%
2008	1,826	$4.48	to	$5.07	$8,551	1.45%	1.15%	to	2.70%	-51.81%	to	-51.05%
2007	3,006	$9.29	to	$10.37	$29,477	0.45%	1.15%	to	2.70%	15.93%	to	17.76%
Templeton Foreign Securities Fund
2011	8,651	$18.60	to	$26.10	$161,623	1.86%	1.00%	to	2.70%	-13.01%	to	-11.52%
2010	9,691	$21.38	to	$29.49	$209,040	2.00%	1.00%	to	2.70%	5.52%	to	7.33%
2009	10,934	$20.26	to	$27.23	$223,268	3.62%	1.00%	to	2.70%	33.39%	to	35.68%
2008	10,526	$15.19	to	$19.75	$192,585	2.58%	1.00%	to	2.70%	-41.97%	to	-40.97%
2007	14,100	$26.18	to	$33.50	$443,786	2.13%	1.00%	to	2.70%	12.36%	to	14.30%
Templeton Global Bond Securities Fund
2011	13,756	$29.30	to	$47.85	$531,186	5.44%	0.00%	to	3.15%	-3.94%	to	-0.87%
2010	9,691	$30.50	to	$48.24	$376,262	1.37%	1.00%	to	3.15%	10.90%	to	13.31%
2009	6,355	$27.50	to	$42.17	$221,537	13.84%	1.00%	to	3.15%	15.00%	to	17.50%
2008	4,025	$24.89	to	$35.86	$124,761	3.84%	1.00%	to	3.00%	3.06%	to	5.15%
2007	2,675	$26.00	to	$34.15	$84,083	1.99%	1.00%	to	2.95%	7.83%	to	9.96%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2011

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Templeton Growth Securities Fund
2011	18,953	$15.87	to	$22.06	$315,498	1.43%	0.30%	to	3.15%	-9.85%	to	-7.25%
2010	20,606	$17.58	to	$23.99	$377,045	1.42%	1.00%	to	3.15%	4.06%	to	6.32%
2009	22,893	$16.47	to	$22.59	$399,185	3.28%	1.00%	to	3.15%	27.04%	to	29.80%
2008	22,126	$13.25	to	$17.43	$351,451	1.93%	1.00%	to	3.00%	-44.03%	to	-42.90%
2007	30,377	$24.71	to	$30.58	$870,214	1.41%	1.00%	to	2.95%	-0.64%	to	1.32%

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as M&E and administrative charges that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Net investment income ratios may be calculated by applying applicable expense ratios.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units such as the contract maintenance charges and rider charges for the optional benefits Investment Protector and Income Protector, the account fee for the Income Advantage Account, and expenses of the underlying funds are excluded. Rider charges and account fees are calculated daily beginning on the day after the rider/account effective date, and deducted for each quarter on the earlier of the following: at the end of the Business Day immediately before the Quarterly Anniversary, or when the final rider charge is deducted. The rider charges for the optional benefits Investment Protector and Income Protector range between 0.90% and 1.20% and are excluded from the expense ratio. The account fees for Income Advantage Account are 1.00% for Single Income Advantage Payments and 1.15% for Joint Income Advantage Payments and are excluded from the expense ratio. Please refer to footnote 2 for further details related to these rider charges. Mortality and expense risk and administrative charges for all funds in annuitized contracts are set at 1.40% and are excluded from the expense ratio.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect contract expenses of the Variable Account. The total return does not include any expenses assessed through the redemption of units.  Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Variable Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.  As the total return is presented as a range of minimum to maximum values. Based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract returns are not within the ranges presented and is not annualized.

**** Units Outstanding excludes units for annuitized contracts and Seed Shares.  Total Net Assets includes the net assets of the annuitized contracts and Seed Shares.  Total net assets of annuitized contracts at December 31, 2011, 2010, 2009, 2008, and 2007 are $6,117, $7,533,  $7,434,  $6,151, and $9,218, respectively.

1.      Period from May 1, 2007 (fund commencement) to December 31, 2007
2.      Period from May 1, 2008 (fund commencement) to December 31, 2008
3.      Period from April 23, 2009 (fund commencement) to December 31, 2009
4.      Period from October 23, 2009 (fund commencement) to December 31, 2009
5.      Period from April 30, 2010 (fund commencement) to December 31, 2010
6.      Period from January 21, 2011 (fund commencement) to December 31, 2011
7.      Period from March 11, 2011 (fund commencement) to December 31, 2011
8.      Period from May 2, 2011 (fund commencement) to December 31, 2011

7.         SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued. No material subsequent events have occurred since December 31, 2011, that requires adjustment to the financial statements.

In January 2012, Allianz Life provided $30,000,000 seed capital for the establishment of new funds as investment options of the Variable Account.